Exhibit 10.1

EXECUTION VERSION AMENDMENT NO. 3 TO CREDIT AGREEMENT Amendment No. 3 to Credit Agreement dated as of August 1, 2014 (this “Third Amendment”) among ALTISOURCE SOLUTIONS S.À R.L., a private limited liability company (société à responsabilité limitée) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 40, Avenue Monterey, L-2163 Luxembourg, Grand Duchy of Luxembourg, having a share capital of USD 21,463,001 and registered with the Luxembourg Trade and Companies register under number B 147268 (the “Borrower”), ALTISOURCE PORTFOLIO SOLUTIONS S.A., a public limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 40, Avenue Monterey, L-2163 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies register under number B 72391 (“Holdings”), BANK OF AMERICA, N.A., as lender (the “Incremental Term Lender”), BANK OF AMERICA, N.A., as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”) and the Administrative Agent for and on behalf of the Consenting Lenders (as defined below). The Borrower, Holdings, the lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement dated as of November 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain Amendment No. 1 to Credit Agreement, dated as of May 7, 2013, and by that certain Amendment No. 2 to Credit Agreement, dated as of December 9, 2013, the “Credit Agreement”). Pursuant to Section 2.12(a) of the Credit Agreement, the Borrower has requested that the Incremental Term Lender provide Incremental Term Loan Commitments. In accordance with Section 2.12(b) of the Credit Agreement, the Incremental Term Lender has elected to provide Incremental Term Loan Commitments on the terms and conditions set forth herein. In addition to amendments to implement the Incremental Term Loans, the Borrower has requested that the Lenders agree to certain other amendments to the Credit Agreement (the Lenders so consenting to such amendments to the Credit Agreement set forth in this Third Amendment, the “Consenting Lenders”), and each of the Consenting Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided. Accordingly, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS Section 1.01 Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended by and after giving effect to this Third Amendment (the “Amended Credit Agreement”). ARTICLE II INCREMENTAL TERM LOAN COMMITMENT Section 2.01 Incremental Term Loan Commitment. The Incremental Term Lender hereby agrees to establish Third Amendment Incremental Term Loan Commitments pursuant to which the Incremental Term Lender will provide Third Amendment Incremental Term Loans on the Third Amendment Effective Date on the terms and conditions set forth herein and in the amount set forth opposite its name on Annex I attached hereto. Third Amendment Incremental Term Loan Commitments and Third Amendment Incremental Term Loans shall be subject to all of the terms and conditions set forth in the Amended Credit Agreement, including, without limitation, Section 2.12. Third Amendment Incremental Term Loans shall be Term B Loans and shall, for all purposes of this Third Amendment and the other Loan Documents, be subject to all the terms and conditions set forth in the Amended Credit Agreement applicable to the Term B Loans. For the avoidance of doubt and without limiting the generality of the foregoing, (i) the Third Amendment Incremental Term Loans shall bear interest at the rates applicable to the Term B Loans from time to time and (ii) the Term Facility Maturity Date of the Third Amendment Incremental Term Loans shall be the Term B Facility Maturity Date. ARTICLE III AMENDMENTS TO THE CREDIT AGREEMENT Section 3.01 Amendments. (a) The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A. (b) The form of Compliance Certificate attached as Exhibit C to the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit B. ARTICLE IV JOINDER OF LUX HOLDCO Section 4.01 Joinder. Holdings hereby covenants and agrees that, within 10 Business Days of the date on which the Permitted Lux Contribution becomes effective (or such later date as may be agreed to by the Administrative Agent in its sole discretion), it shall: (a) Cause written notice under Section 6.09(c) of the Amended Credit Agreement with respect to Lux Holdco to be delivered to the Collateral Agent. (b) Cause Lux Holdco to become a Subsidiary Guarantor under the Amended Credit Agreement and a Grantor under and as defined in the Security Agreement. (c) Take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Section 5.02(c), (d) and (i) of the Amended Credit Agreement. ARTICLE V CONDITIONS TO EFFECTIVENESS Section 5.01 Conditions to Effectiveness of this Third Amendment. This Third Amendment, the funding of the Third Amendment Incremental Term Loans pursuant hereto and each of the amendments to the Credit Agreement contained herein shall become effective on the date (the “Third Amendment Effective Date”) on which the following conditions precedent are satisfied (or waived): (a) Execution and Delivery of this Third Amendment and Amendments to the Luxembourg Security Agreements. The Administrative Agent shall have received counterparts of (i) this

Third Amendment duly executed by the Borrower, Holdings, the Incremental Term Lender, the Administrative Agent and the Administrative Agent for and on behalf of the Consenting Lenders and (ii) the amendments to the Luxembourg Security Agreements duly executed by the Luxembourg Parties party thereto and the Collateral Agent, in form and substance reasonably satisfactory to the Administrative Agent. (b) Acknowledgement. The Administrative Agent shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit C hereto, duly executed by each of the Persons (other than the Borrower and Holdings) who are or are required by the Loan Documents to be Loan Parties. (c) Payment of Fees. All fees required to be paid and costs and expenses, in each case, due to the Administrative Agent and its affiliates, the Lead Arrangers and the Lenders (including (i) fees set forth in the Third Amendment Engagement Letter and (ii) a fee to the Administrative Agent for the ratable accounts of the Consenting Lenders equal to 0.125% of the aggregate amount of such Term B Loans outstanding immediately prior to the Third Amendment Effective Date) shall have been paid; provided that any fees may be paid by being netted out of the proceeds of the Third Amendment Incremental Term Loans. (d) Counsel Fees. Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”) and Arendt & Medernach – Avocats (“Arendt”) shall have received full payment from the Borrower of the fees and expenses of Fried Frank and Arendt described in Section 7.06 of this Third Amendment. (e) Deliverables. The Administrative Agent’s receipt of the following, each of which shall be originals or pursuant to electronic transmission (followed promptly by originals) unless otherwise specified, each properly executed by an Authorized Officer of the signing Loan Party, each dated the Third Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Third Amendment Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent: (i) if requested by the Incremental Term Lender, a Note executed by the Borrower in favor of the Incremental Term Lender evidencing the Third Amendment Incremental Term Loans of the Incremental Term Lender; (ii) a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction) of each Loan Party in the domestic jurisdiction of such Loan Party as of a recent date and, with respect to each Luxembourg Party, a negative certificate issued by the Luxembourg Register of Commerce and Companies; (iii) a certificate of the Secretary or Assistant Secretary or similar officer or a manager of each Loan Party dated the Third Amendment Effective Date and certifying: (A) that either (1) attached thereto is a true, correct and complete copy of the certificate or articles of incorporation, certificate of formation or articles of association (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction), including all amendments thereto, of such Loan Party or (2) such Loan Party’s certificate or articles of incorporation, certificate of formation or articles of association (to the extent such concept or a similar concept exists under the laws of each applicable jurisdiction), which was previously delivered to the Administrative Agent continues to be in full force and effect and has not been rescinded, amended, repealed or otherwise modified since such delivery date; (B) that attached thereto, with respect to each Luxembourg Party, is a true, correct and complete copy of an excerpt issued by the Luxembourg Trade and Companies Register; (C) that either (1) attached thereto is a true, correct and complete copy of the by-laws (or limited liability company agreement or other equivalent governing documents) of such Loan Party which were at the time of adoption of the resolutions described in (C) below and are on and as of the Third Amendment Effective Date in full force and effect or (2) such Loan Party’s by-laws (or limited liability company agreement or other equivalent governing documents) which were previously delivered to the Administrative Agent continues to be in full force and effect and has not been rescinded, amended, repealed or otherwise modified since such delivery date; (D) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or managers (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Third Amendment Documents (as defined in Section 6.01) to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Third Amendment Effective Date; (E) that the certificate or articles of incorporation, certificate of formation or articles of association of such Loan Party described in (A) above has not been amended since the date of the last amendment thereto disclosed pursuant to (A) above; and (F) as to the incumbency and specimen signature of each officer, manager, or other representative executing any Third Amendment Document or any other document delivered in connection herewith on behalf of such Loan Party; (iv) (i) a certificate of another officer or manager as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer or manager executing the certificate pursuant to clause (iii) above (which may, for the avoidance of doubt, be included as a part of such certificate delivered pursuant to clause (iii) above) or (ii) or a certification from an Authorized Officer of such Loan Party that the Secretary or Assistant Secretary or similar officer listed on the incumbency certificate delivered as a part of the Secretary’s Certificate of such Loan Party previously delivered to the Administrative Agent prior to the Third Amendment Effective Date are and continue to be authorized to act on behalf of such Loan Party in connection with the Third Amendment and the other Loan Documents to which such Loan Party is a party; (v) a favorable written opinion of (i) Hunton & Williams LLP, special counsel to the Loan Parties, (ii) Kevin J. Wilcox, general counsel to Holdings, (iii) Nauta Dutilh, special Luxembourg counsel to Holdings and the Borrower and (iv) Arendt, special Luxembourg counsel to the Administrative Agent, in each case (A) dated the Third Amendment Effective Date, (B) addressed to the Administrative Agent and the Incremental Term Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent shall reasonably request;

(vi) a certificate signed by an Authorized Officer of the Borrower certifying that (i) the conditions precedent set forth in Section 5.01(b) and (c) of the Credit Agreement shall have been satisfied both immediately before and after giving effect to this Third Amendment and the Third Amendment Incremental Term Loans and (ii) the Senior Secured Leverage Ratio determined in accordance with Section 7.07 of the Credit Agreement is equal to or less than 3.00 to 1.00 as of the last day of the Fiscal Quarter most recently ended immediately prior to and after giving effect to the incurrence of Third Amendment Incremental Term Loans, together with supporting calculations; and (vii) a certificate signed by the chief financial officer or manager of the Borrower attesting to and demonstrating that each of the Borrower, individually, and the Loan Parties, taken as a whole, was Solvent and would be Solvent immediately before and after giving effect to the incurrence of the Third Amendment Incremental Term Loans. (f) Representations and Warranties. The representations and warranties set forth in Section 6.01 of this Third Amendment and any other Loan Document shall be true and correct in all material respects as of such date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date). (g) Notices Required by Section 2.12 of the Credit Agreement. All notices required for Incremental Term Loans shall have been delivered as required by Section 2.12(a) of the Credit Agreement. (h) Borrowing Request. The Administrative Agent shall have received a Borrowing Request requesting the borrowing of Third Amendment Incremental Term Loans on the Third Amendment Effective Date in accordance with the requirements of Section 2.03 of the Credit Agreement; provided that the Administrative Agent, in its reasonable discretion, may shorten notice periods required by Section 2.03 of the Credit Agreement. Section 5.02 Effects of this Third Amendment. (a) On the Third Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this Third Amendment. The rights and obligations of the parties hereto shall be governed (i) prior to the Third Amendment Effective Date, by the Credit Agreement and (ii) on and after the Third Amendment Effective Date, by the Amended Credit Agreement. Once the Third Amendment Effective Date has occurred, each reference in the Credit agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Amended Credit Agreement. (b) Other than as specifically provided herein, this Third Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Third Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Third Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this Third Amendment). (c) For the purpose of Luxembourg law (including article 1278 of the Luxembourg Civil Code), the provisions of any Security Document governed by Luxembourg law and the first ranking security interests created thereunder shall continue in full force and effect and shall be preserved for the benefit of the Collateral Agent. The first ranking security interests created under any Security Document governed by Luxembourg law shall secure the Obligations, as resulting from the Loan Documents and the Credit Agreement (as amended, supplemented, restated, extended or novated (in each case, however fundamentally and of whatsoever nature) from time to time in the past or in the future). ARTICLE VI REPRESENTATIONS AND WARRANTIES Section 6.01 Representations and Warranties of the Borrower. In order to induce the Incremental Term Lender to commit to provide Third Amendment Incremental Term Loans and the Administrative Agent and the Incremental Term Lender to enter into this Third Amendment, the Borrower represents and warrants, as of the Third Amendment Effective Date, that: (a) each Loan Party party hereto or thereto has all requisite power and authority to enter into the Third Amendment and the other Loan Documents required to be delivered hereunder (collectively, the “Third Amendment Documents”) to which it is a party and to carry out the transactions contemplated thereby; (b) the execution, delivery and performance of each of the Third Amendment Documents have been duly authorized by all necessary action on the part of each Loan Party that is a party thereto and on the part of the respective shareholders, members or other equity security holders of each Loan Party; (c) the execution, delivery and performance by the Loan Parties of the Third Amendment Documents to which they are parties and the consummation of the transactions contemplated thereby do not and shall not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority (other than any filings or reports required under the securities laws) except as otherwise set forth in the Third Amendment Documents and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Collateral Agent for filing and/or recordation; (d) each Third Amendment Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights or by equitable principles relating to enforceability; and (e) no Default or Event of Default has occurred and is Continuing or would result from the Third Amendment or the incurrence of the Third Amendment Incremental Term Loans. ARTICLE VII MISCELLANEOUS Section 7.01 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Third Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Third Amendment. Section 7.02 Execution in Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Third Amendment.

Section 7.03 Successors and Assigns. The provisions of this Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Section 7.04 Governing Law; Jurisdiction, Etc. (a) Governing Law. THIS THIRD AMENDMENT AND THE OTHER THIRD AMENDMENT DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR ANY OTHER THIRD AMENDMENT DOCUMENT (EXCEPT, AS TO ANY OTHER THIRD AMENDMENT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION. (b) Submission to Jurisdiction. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS THIRD AMENDMENT AND THE OTHER THIRD AMENDMENT DOCUMENTS TO WHICH IT IS A PARTY OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS THIRD AMENDMENT OR ANY OTHER THIRD AMENDMENT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS THIRD AMENDMENT OR ANY OTHER THIRD AMENDMENT DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) Waiver of Venue. THE BORROWER AND EACH OTHER LOAN PARTY PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR ANY THIRD AMENDMENT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS THIRD AMENDMENT OR ANY OTHER THIRD AMENDMENT DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Section 7.05 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR ANY OTHER THIRD AMENDMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 7.06 Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its affiliates (including, but subject to the terms of the Third Amendment Engagement Letter, the reasonable and invoiced fees, charges and disbursements of Fried Frank, as U.S. counsel for the Administrative Agent, and Arendt, as Luxembourg counsel to the Administrative Agent) in connection with the preparation, negotiation, execution, delivery, administration and enforcement of this Third Amendment and the other documents and instruments referred to herein or contemplated hereby. Section 7.07 Loan Document Pursuant to Credit Agreement. This Third Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the effectiveness hereof, the Amended Credit Agreement). Section 7.08 Incremental Assumption Agreement Pursuant to Credit Agreement. This Third Amendment shall constitute an Incremental Assumption Agreement for all purposes of the Amended Credit Agreement and the other Loan Documents. Section 7.09 Repricing Lead Arrangers. The Borrower and the Refinancing Lenders agree that (i) each of Bank of America, N.A. or its designated affiliate, J.P. Morgan Securities LLC or its designated affiliate (“JPM”), Wells Fargo Securities, LLC or its designated affiliate (“WF”) and, in each case, any respective successors thereto (collectively, in such capacity, the “Amendment Lead Arrangers”) shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Lead Arrangers and, in the case of JPM and WF, the Co-Syndication Agents pursuant to Article IX and Section 10.04 of the Amended Credit Agreement and (ii) except as otherwise agreed to in writing by the Borrower and the Amendment Lead Arrangers, the Amendment Lead Arrangers shall have no duties, responsibilities or liabilities with respect to this Third Amendment, the Amended Credit Agreement or any other Loan Document. [Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written. BORROWER: ALTISOURCE SOLUTIONS S.A. R.L. By: Name Kevin J. Wilcox Title: Manager HOLDINGS: ALTISOURCE PORTFOLIO SOLUTIONS S.A. By: Name: William B. Shepro Title: Chief Executive Officer [Altisource - Third Amendment]

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: Name: Rosanne Parsill Title: Vice President [Altisource - Third Amendment]

INCREMENTAL TERM LENDERS: BANK OF AMERICA, N.A., as an Incremental Term Lender By: Name: Garrett Carpenter Title: Managing Director [Altisource - Third Amendment]

CONSENTING LENDERS: BANK OF AMERICA, N.A., as Administrative Agent, for and on behalf of the Consenting Lenders By: Name: Rosanna Parsill Title: Vice President [Altisource - Third Amendment]

Exhibit A AMENDMENTS TO CREDIT AGREEMENT [Altisource – Third Amendment]

Composite Credit Agreement reflecting Amendment No. 1 dated as of May 7, 2013, Amendment No. 2 dated as of December 9, 2013 and Amendment No. 3 dated as of August 1, 2014 CREDIT AGREEMENT dated as of November 27, 2012 and amended as of May 7, 2013 and2013, December 9, 2013 and August 1, 2014 among ALTISOURCE SOLUTIONS S.À R.L., as Borrower, ALTISOURCE PORTFOLIO SOLUTIONS S.A., as Holdings, THE LENDERS FROM TIME TO TIME PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent, BANK OF AMERICA, N.A., BARCLAYS BANK PLC, CITIGROUP GLOBAL MARKETS INC., and J.P. MORGAN SECURITIES LLC, and WELLS FARGO SECURITIES, LLC, as Lead Arrangers 9482345 US\BELLEEV\9482345.1

Composite Credit Agreement reflecting Amendment No. 1 dated as of May 7, 2013, Amendment No. 2 dated as of December 9, 2013 and Amendment No. 3 dated as of August 1, 2014 and BARCLAYS BANK PLC, CITIGROUP GLOBAL MARKETS INC., and J.P. MORGAN SECURITIES LLC, and WELLS FARGO SECURITIES, LLC, as Co-Syndication Agents 9482345

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.01. Defined Terms 1 Section 1.02. Terms Generally 35 Section 1.03. Accounting Terms and Determinations. 36 Section 1.04. Effectuation of Transactions 36 Section 1.05. Other Interpretive Provisions 36 Section 1.06. Currency Equivalents Generally. 37 ARTICLE II THE CREDITS Section 2.01. Commitments 37 Section 2.02. Loans and Borrowings 37 Section 2.03. Requests for Borrowings 38 Section 2.04. Funding of Borrowings 39 Section 2.05. Interest Elections 39 Section 2.06. Agreement to Repay Loans; Evidence of Debt 40 Section 2.07. Repayment of Term Loans 40 Section 2.08. Prepayment of Loans. 41 Section 2.09. Fees 47 Section 2.10. Interest 47 Section 2.11. Payments Generally; Pro Rata Treatment; Sharing of Set offs. 48 Section 2.12. Incremental Commitments 50 Section 2.13. Defaulting Lenders. 52 Section 2.14. Refinancing Debt. 53 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY Section 3.01. Taxes. 55 Section 3.02. Illegality 59 Section 3.03. Inability to Determine Rates 59 Section 3.04. Increased Costs. 60 Section 3.05. Compensation for Losses 61 Section 3.06. Mitigation Obligations; Replacement of Lenders. 61 Section 3.07. Survival 62 ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.01. Organization and Qualification 62 Section 4.02. Due Authorization 62 Section 4.03. Equity Interests and Ownership 62 Section 4.04. No Conflict 63 Section 4.05. Governmental Consents 63 Section 4.06. Binding Obligation 63 Section 4.07. Financial Statements 63 Section 4.08. No Material Adverse Change 63 Section 4.09. Tax Returns and Payments. 63 Section 4.10. Environmental Matters 64 9482345

Table of Contents (cont.) Page Section 4.11. Governmental Regulation 64 Section 4.12. Employee Matters 64 Section 4.13. ERISA. 65 Section 4.14. Margin Stock 65 Section 4.15. Solvency 65 Section 4.16. Disclosure 65 Section 4.17. Patriot Act; Anti-Corruption 66 Section 4.18. Security Documents 66 Section 4.19. Adverse Proceedings; Compliance with Law 66 Section 4.20. Properties 66 ARTICLE V CONDITIONS OF LENDING Section 5.01. All Borrowings 67 Section 5.02. First Borrowing 67 ARTICLE VI AFFIRMATIVE COVENANTS Section 6.01. Financial Statements and Other Reports 69 Section 6.02. Existence 72 Section 6.03. Payment of Taxes and Claims 72 Section 6.04. Insurance 73 Section 6.05. Books and Records; Inspections 73 Section 6.06. Lenders Calls 73 Section 6.07. Compliance with Laws 73 Section 6.08. Environmental 73 Section 6.09. Subsidiaries 74 Section 6.10. Further Assurances 75 Section 6.11. Maintenance of Ratings 75 Section 6.12. Use of Proceeds 76 Section 6.13. Post Closing Covenants 76 ARTICLE VII NEGATIVE COVENANTS Section 7.01. Indebtedness 76 Section 7.02. Liens 78 Section 7.03. No Further Negative Pledges 80 Section 7.04. Restricted Junior Payments 80 Section 7.05. Restrictions on Subsidiary Distributions 81 Section 7.06. Investments 81 Section 7.07. Certain Calculations. 82 Section 7.08. Fundamental Changes; Disposition of Assets; Acquisitions 84 Section 7.09. Disposal of Subsidiary Interests 85 Section 7.10. Sales and Lease-Backs 85 Section 7.11. Transactions with Shareholders and Affiliates 85 Section 7.12. Conduct of Business 86 Section 7.13. Modifications of Junior Indebtedness 86 Section 7.14. Amendments or Waivers of Organizational Documents 86 Section 7.15. Fiscal Year 86 Section 7.16. Certain Activities. 86 ii 9482345

Table of Contents (cont.) Page ARTICLE VIII EVENTS OF DEFAULT Section 8.01. Events of Default 86 Section 8.02. Application of Funds 89 ARTICLE IX THE AGENCY PROVISIONS Section 9.01. Appointment and Authority. 89 Section 9.02. Rights as a Lender 90 Section 9.03. Exculpatory Provisions 90 Section 9.04. Reliance by Administrative Agent 91 Section 9.05. Delegation of Duties 91 Section 9.06. Resignation of Administrative Agent. 91 Section 9.07. Non-Reliance on Administrative Agent and Other Lenders 92 Section 9.08. No Other Duties, Etc 93 Section 9.09. Administrative Agent May File Proofs of Claim 93 Section 9.10. Collateral and Guaranty Matters 93 Section 9.11. Hedge Agreements 94 ARTICLE X MISCELLANEOUS Section 10.01. Amendments, Etc 95 Section 10.02. Notices; Effectiveness; Electronic Communication. 97 Section 10.03. No Waiver; Cumulative Remedies; Enforcement 99 Section 10.04. Expenses; Indemnity; Damage Waiver. 100 Section 10.05. Payments Set Aside 102 Section 10.06. Successors and Assigns. 102 Section 10.07. Treatment of Certain Information; Confidentiality 106 Section 10.08. Platform; Borrower Materials 107 Section 10.09. Right of Setoff 108 Section 10.10. Interest Rate Limitation 108 Section 10.11. Counterparts; Integration; Effectiveness 108 Section 10.12. Survival of Representations and Warranties 108 Section 10.13. Severability 109 Section 10.14. Replacement of Lenders 109 Section 10.15. Governing Law; Jurisdiction Etc. 110 Section 10.16. Waiver of Jury Trial 111 Section 10.17. No Advisory or Fiduciary Responsibility 111 Section 10.18. Electronic Execution of Assignments and Certain Other Documents 112 Section 10.19. USA Patriot Act Notice 112 Section 10.20. Headings 112 Exhibits: Exhibit A – Form of Assignment and Acceptance Exhibit B – Form of Borrowing Request Exhibit C – Form of Compliance Certificate Exhibit D – Form of Note Exhibit E – Discounted Prepayment Option Notice Exhibit F – Lender Participation Notice iii 9482345

Table of Contents (cont.) Page Exhibit G – Discounted Voluntary Prepayment Notice Exhibit H – U.S. Tax Compliance Certificate Exhibit I – Form of Guaranty Exhibit J – Form of Counterpart Agreement Exhibit K – Form of Intercompany Note Exhibit L – Form of Security Agreement Exhibit M – Form of Borrower Solvency Certificate Schedules: Schedule 1.01 – Material Subsidiaries Schedule 1.02 – Unrestricted Subsidiaries Schedule 2.01 – Commitments and Lenders Schedule 4.01 – Loan Parties (Organization) Schedule 4.03 – Subsidiaries (Ownership) Schedule 6.13 – Post Closing Actions Schedule 7.01 – Indebtedness Schedule 7.02 – Liens Schedule 7.05 – Restrictions on Subsidiary Distributions Schedule 7.06 – Investments Schedule 7.11 – Transactions with Shareholders and Affiliates Schedule 10.02 – Notices Information iv 9482345

CREDIT AGREEMENT dated as of November 27, 2012 (this “Agreement”), among ALTISOURCE PORTFOLIO SOLUTIONS S.A., a public limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 291, route d'Arlon, L-1150 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies register under number B 72391 (“Holdings”), ALTISOURCE SOLUTIONS S.À R.L., a private limited liability company (société à responsabilité limitée) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 291, route d'Arlon, L-1150 Luxembourg, Grand Duchy of Luxembourg, having a share capital of USD 21,463,001 and registered with the Luxembourg Trade and Companies register under number B 147268 (the “Borrower”), the LENDERS party hereto from time to time, BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Lenders. WHEREAS, the Borrower has requested that the Lenders extend credit in the form of Term B Loans on the Borrowing Date in an aggregate principal amount equal to $200,000,000; WHEREAS, the proceeds of the Term B Loans will be used for general corporate purposes and, among other things, to fund the capitalization and separation of certain spin-offs and acquisitions by the Borrower and certain of its Subsidiaries; and WHEREAS, the Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. NOW, THEREFORE, the parties hereto agree as follows: ARTICLE I DEFINITIONS Defined Terms. As used in this Agreement, the following terms shall Section 1.01. have the following meanings: “Acceptable Discount” has the meaning specified in Section 2.08(a)(iii)(C). “Acceptance Date” has the meaning specified in Section 2.08(a)(iii)(B). “Accepting Lenders” has the meaning specified in Section 10.01. “Accredited Investor” has the meaning specified in Regulation D of the Securities Act. “Acquired Entity” has the meaning specified in the definition of “Permitted Acquisition.” “Acquisition Consideration” means the purchase consideration for any Permitted Acquisition and all other payments by the Borrower or any Restricted Subsidiary in exchange for, or as part of, or in connection with, any Permitted Acquisition, whether paid in cash or by exchange of Equity 9482345

Interests or of properties or otherwise and whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, “earn-outs” and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any Person or business. “Adjusted Eurodollar Rate” means the quotient obtained (expressed as a decimal, carried out to five decimal places) by dividing (A) the applicable Eurodollar Base Rate by (B) 1.00 minus the Eurodollar Reserve Percentage. “Administrative Agent” has the meaning specified in the preamble to this Agreement. “Administrative Agent Fee Letter” means that certain Administrative Agency Fee Letter dated as of the date hereofThird Amendment Effective Date by and between the Borrower and Bank of America. “Administrative Agent Fees” has the meaning specified in Section 2.09(a). “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 or such other address within the United States or account as the Administrative Agent may from time to time notify the Borrower and the Lenders in writing. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Adverse Proceeding” means any action, suit, demand, claim, proceeding, hearing (in each case, whether administrative, judicial (civil or criminal) or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Holdings, the Borrower or any Subsidiary Guarantor) at law or in equity, or before or by any Governmental Authority, domestic or foreign, whether pending or, to the knowledge of an Authorized Officer, threatened against Holdings, the Borrower or any Subsidiary Guarantor or any property of Holdings, the Borrower or any Subsidiary Guarantor. “Affected Facility” has the meaning specified in Section 10.01. “Affected Restricted Subsidiary” has the meaning specified in Section 2.08(b)(v). “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 10% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise; provided, however, that, notwithstanding the foregoing, none of the Administrative Agent, any Lender or any of their respective Affiliates shall be considered an Affiliate of Holdings or any Subsidiary thereof solely as a result of such relationship. 2 9482345

“Agent” means the Administrative Agent or the Collateral Agent and any successors and permitted assigns in such capacity, and “Agents” means any two or more of them. “Agent Party” has the meaning specified in Section 10.02(c). “Agreement” means this Credit Agreement, dated as of the date hereof, as it may be amended, restated, supplemented or otherwise modified from time to time. “Annualized Acquired EBITDA” means, for any Acquired Entity: (1) for the first full Fiscal Quarter in which such Acquired Entity is included in the calculation of Consolidated Adjusted EBITDA, (i) the actual Consolidated Adjusted EBITDA for such Acquired Entity for such Fiscal Quarter, multiplied by (ii) four; (2) for the second full Fiscal Quarter in which such Acquired Entity is included in the calculation of Consolidated Adjusted EBITDA, (i) the actual Consolidated Adjusted EBITDA for such Acquired Entity for the preceding two Fiscal Quarters ending on the last day of the applicable Fiscal Quarter, multiplied by (ii) two; (3) for the third full Fiscal Quarter in which such Acquired Entity is included in the calculation of Consolidated Adjusted EBITDA, (i) the actual Consolidated Adjusted EBITDA for such Acquired Entity for the preceding three Fiscal Quarters ending on the last day of the applicable Fiscal Quarter, multiplied by (ii) 1.33; and (4) for the fourth full Fiscal Quarter in which such Acquired Entity is included in the calculation of Consolidated Adjusted EBITDA, the actual Consolidated Adjusted EBITDA for such Acquired Entity for the preceding four Fiscal Quarters ending on the last day of the applicable Fiscal Quarter. “Applicable Discount” has the meaning specified in Section 2.08(a)(iii)(C). “Applicable Margin” means, in respect of the Term B Facility, 2.50% per annum for Base Rate Loans and 3.50% per annum for Eurodollar Rate Loans. “Approved Fund” means any Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Sale” means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, exclusive license (as licensor or sublicensor), transfer or other disposition to, or any exchange of property with, any Person, in one transaction or a series of transactions, of all or any part of Holdings’ or any Restricted Subsidiary’s businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, leased or licensed, including the Equity Interests (and issuances thereof) of any Restricted Subsidiary, other than (i) transfers to the Borrower or any Subsidiary Guarantor, or from a Restricted Subsidiary that is not a Subsidiary Guarantor to another Restricted Subsidiary that is not a Subsidiary Guarantor, (ii) inventory and other assets, including, without limitation, accounts receivable, sold, leased or licensed in the ordinary course of business (excluding any such sales, leases or licenses by operations or divisions discontinued or to be discontinued), (iii) sales, leases or licenses of other assets for aggregate consideration of less than $10,000,000 with respect to any transaction or series of related transactions and less than $15,000,000 in the aggregate during any Fiscal Year, (iv) dispositions permitted by Sections 7.08(e), 7.08(h) and 7.08(j), (v) sales of all or part of Holdings’ or any Restricted Subsidiary’s interest in Correspondent One S.A., Altisource Fulfillment Operations, Inc. and related assets, (vi) dispositions of Investments or other assets and dispositions or compromise of loans or other receivables, in each case, in connection with the workout, compromise, settlement or collection thereof or exercise of remedies with respect thereto, in the ordinary course of business or in a bankruptcy, foreclosure or similar proceedings, (vii) dispositions in connection with any Permitted Spin-Off, (viii) the conversion of 3 9482345 equity appreciation rights or other equity-related incentives or awards granted pursuant to the 2009 Equity Incentive Plan of Holdings and its Subsidiaries, as amended from time to time, into not more than 25% of the Equity Interests of a Subsidiary and (ix) dispositions of Unrestricted Subsidiaries or property and assets thereof. “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent and the Borrower (if required by such assignment and acceptance), in the form of Exhibit A or such other form as shall be approved by the Administrative Agent and the Borrower (such approval not to be unreasonably withheld or delayed). “Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president, chief financial officer or manager on the board of managers of such Person and any other officer proposed by the Borrower from time to time and reasonably acceptable to the Administrative Agent. “Available Amount” means, at any time of determination (the “Reference Date”), an amount equal to (a) the aggregate amount of Consolidated Excess Cash Flow generated from and after the Borrowing Date to the last day of the most recently completed Fiscal Quarter to the extent such Consolidated Excess Cash Flow was not required to be applied, or will not be required to be applied on the next ECF Payment Date, in accordance with Section 2.08(b)(iv) (except to the extent excluded pursuant to Section 2.08(b)(v)), plus (b) the aggregate cumulative amount of all voluntary repayments of the Loans pursuant to Section 2.08(a) made on or prior to such Reference Date, plus (c) the aggregate amount of distributions actually received in cash from Unrestricted Subsidiaries and minority investments in any Person without duplication on or prior to such Reference Date, plus (d) the aggregate amount of any capital contributions or net cash proceeds of equity issuances received or made by Holdings, Lux Holdco or the Borrower after the initial Borrowing Date and on or prior to such Reference Date (other than, for the avoidance of doubt, the Permitted Lux Contribution), plus (e) the aggregate amount of any mandatory prepayments which are declined by a Lender in accordance with Section 2.08(b)(ix) to the extent the Borrower has not applied such declined proceeds to the prepayment of the Term Loans minus (f) any Restricted Junior Payments, Permitted Acquisitions, amortization payments of Junior Indebtedness or other Investments made using the Available Amount. “Bank of America” means Bank of America, N.A. and its successors. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute. “Base Rate” means, for any day, a rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the sum of 0.50% plus the Federal Funds Rate for such day and (iii) the Eurodollar Base Rate (determined by reference to clause (ii) of the definition thereof) plus 1.00%. “Base Rate Borrowing” means a Borrowing comprised of Base Rate Loans. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Board” means the Board of Governors of the United States Federal Reserve System, or any successor thereto. 4 9482345

“Borrower” has the meaning specified in the preamble to this Agreement. “Borrower Materials” has the meaning specified in Section 10.8. “Borrowing” means a group of Loans of a single Type under a single Facility and made on a single date and, in the case of Eurodollar Rate Loans, as to which a single Interest Period is in effect. “Borrowing Date” means the date of the incurrence of the Loans (which shall occur on or after the Effective Date). “Borrowing Minimum” means $5,000,000. “Borrowing Multiple” means $1,000,000. “Borrowing Request” means a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit B. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located, except that if such day relates to any Eurodollar Rate Loan, such day shall also be a London Banking Day. “Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person; provided that for all purposes hereunder the amount of obligations under any Capital Lease shall be the amount thereof accounted for as a liability in accordance with GAAP. “Cash” means money, currency or a credit balance on hand or in any demand or Deposit Account. “Cash Equivalents” means, as at any date of determination, any of the following: (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the government of the United States or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (iii) certificates of deposit or bankers’ acceptances maturing within three months after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia that (a) is at least “adequately capitalized” (as defined in the regulations of its primary federal banking regulator), (b) has Tier 1 capital (as defined in such regulations) of not less than $1,000,000,000 and (c) has a rating of at least AA- from S&P and Aa3 from Moody’s; and (iv) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $5,000,000,000 and (c) has the highest rating obtainable from either S&P or Moody’s. 5 9482345

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq. “Change in Law” means the occurrence, after the date of this Agreement (or, with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means (i) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) other than William C. Erbey and his affiliates that he controls shall have acquired beneficial ownership or control of 50.0% or more on a fully diluted basis of the voting and/or economic interest in the Equity Interests of Holdings; (ii) a majority of the seats on the board of directors (or similar governing body) of Holdings shall be occupied by Persons other than (x) directors on the date of this Agreement, (y) directors whose election or nomination was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of the board of directors (or similar governing body) of Holdings or (z) directors whose election or nomination was approved by individuals referred to in clauses (x) and/or (y) above constituting at the time of such election or nomination at least a majority of the board of directors (or similar governing body) of Holdings; or (iii) Holdings(iii) (x) before the Permitted Lux Contribution is effective, Holdings fails to own and control, directly or indirectly, 100% of the Equity Interests of the Borrower and (y) after the Permitted Lux Contribution is effective, Holdings fails to own and control, directly or indirectly, 100% of the Equity Interests of Lux Holdco; or (iv) after the Permitted Lux Contribution is effective, Lux Holdco fails to own and control, directly or indirectly, 100% of the Equity Interests of the Borrower. “Closing Fees” has the meaning specified in Section 2.09(b). “Collateral” shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, Security Agreement Collateral and all Mortgaged Properties. “Collateral Agent” means the party acting as collateral agent for the Secured Parties under the Security Documents. On the Borrowing Date, the Collateral Agent is the same person as the Administrative Agent. Unless the context otherwise requires, the term “Administrative Agent” as used herein shall include the Collateral Agent, notwithstanding various specific references to the Collateral Agent herein. “Commitment” means with respect to any Lender, such Lender’s Term B Loan Commitment and Incremental Term Loan Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. 6 9482345

“Complex” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Holdings or any Restricted Subsidiary or any of their respective predecessors. “Compliance Certificate” means a certificate from an Authorized Officer of the Borrower substantially in the form of Exhibit C. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis with such Person’s Restricted Subsidiaries in accordance with, except as otherwise set forth herein, applicable principles of consolidation under GAAP. “Consolidated Adjusted EBITDA” means, for any period, an amount determined for Holdings and the Restricted Subsidiaries on a Consolidated basis equal to (i) Consolidated Net Income, plus, to the extent reducing Consolidated Net Income, the sum, without duplication, of amounts for (a) Consolidated Interest Expense, (b) provisions for taxes based on income, (c) total depreciation expense, (d) total amortization expense, (e) other non-cash charges reducing Consolidated Net Income (including, without limitation, any non-cash losses recorded on the repurchase or extinguishment of debt), (f) any extraordinary non-cash charges or losses determined in accordance with GAAP, (g) any aggregate net loss on or of Permitted Spin-Offs or on the sale, lease, transfer or other disposition of property outside the ordinary course of business or the discontinuance of any operations or business line, (h) any restructuring charges relating to head count reduction and the closure of facilities attributable to Permitted Acquisitions incurred during the 12 months preceding the last day of such period; provided that, for purposes of this clause (h), (1) such charges are factually supportable and have been realized, (2) either (A) the addition of such charges shall not be inconsistent with Regulation G and Article 11 of Regulation S-X promulgated under the Securities Act and the Exchange Act and as interpreted by the staff of the SEC or (B) if such charges do not meet the requirements of the preceding clause (A), then the addition of such charges, when aggregated with the add-back pursuant to clause (i) below, shall not exceed 7.5% of Consolidated Adjusted EBITDA (without giving effect to any adjustments pursuant to this clause (h) or clause (i) below) in any period of four consecutive Fiscal Quarters and (3) the Borrower shall provide the Administrative Agent with a reasonably detailed list of such charges together with the Compliance Certificate being delivered for the relevant period, (i) any synergies, operating expense reductions or other cost savings attributable to Permitted Acquisitions; provided that, for purposes of this clause (i), (1) such cost savings are factually supportable and are reasonably expected to be realized within 12 months following such Permitted Acquisition, (2) either (A) the addition of such synergies, operating expense reductions or other cost savings shall not be inconsistent with Regulation G and Article 11 of Regulation S-X promulgated under the Securities Act and the Exchange Act and as interpreted by the staff of the SEC or (B) if such synergies, operating expense reductions or such other cost savings do not meet the requirements of the preceding clause (A), then the addition of such synergies, operating expense reductions or other cost savings, when aggregated with the addition of charges pursuant to clause (h) above, shall not exceed 7.5% of Consolidated Adjusted EBITDA (without giving effect to any adjustments pursuant to this clause (i) or clause (h) above) in any period of four consecutive Fiscal Quarters and (3) the Borrower shall provide the Administrative Agent with a reasonably detailed list of such synergies, operating expense reductions or such other cost savings together with the Compliance Certificate being delivered for the relevant period, (j) costs, fees and expenses incurred in connection with the Spinoff, the Transactions, the First Amendment (including without limitation the incurrence of First Amendment Incremental Term Loans on the First Amendment Effective Date and the use of proceeds thereof and the payment of fees and expenses in connection 7 9482345 therewith), the Second Amendment (including without limitation the incurrence of Refinancing Debt on the Second Amendment Effective Date and the use of proceeds thereof and the payment of fees and expenses in connection therewith), the Third Amendment (including without limitation the incurrence of Third Amendment Incremental Term Loans on the Third Amendment Effective Date and the use of proceeds thereof and the payment of costs, fees and expenses incurred in connection with the creation of Lux Holdco and compliance with the Loan Documents in connection therewith), the incurrence of a Permitted Revolving Credit Facility, Permitted Acquisitions and Permitted Spin-Offs, (k) non-cash expenses resulting from the grant or periodic remeasurements of stock options or other equity-related incentives (including, any non-cash expenses related to any stock option or other equity-related incentives resulting from the acceleration of vesting in the event of a change of control) to any director, officer, employee, former employee or consultant of any Loan Party and (l) impairment or write-off of goodwill and other intangible assets minus (ii) to the extent increasing Consolidated Net Income, the sum, without duplication of, (a) any other non-cash gains for such period, (b) any extraordinary non-cash gains determined in accordance with GAAP and (c) any non-cash gain recorded on the repurchase or extinguishment of debt. Consolidated Adjusted EBITDA shall be calculated after giving effect to the adjustments provided in Section 7.07. “Consolidated Capital Expenditures” means, for any period, the aggregate of all expenditures of Holdings and the Restricted Subsidiaries during such period determined on a Consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the Consolidated statement of cash flows of Holdings and the Restricted Subsidiaries; provided that Consolidated Capital Expenditures shall not include any expenditures (i) for replacements and substitutions for fixed assets, capital assets or equipment to the extent made with Net Insurance/Condemnation Proceeds invested pursuant to Section 2.08(b)(iii) or with Net Cash Proceeds from Asset Sales invested pursuant to Section 2.08(b)(ii) or (ii) that constitute a Permitted Acquisition permitted under Section 7.08. “Consolidated Excess Cash Flow” means, for any period, an amount (if positive) equal to: (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, plus, (b) to the extent reducing Consolidated Net Income, the sum, without duplication, of amounts for non-cash charges reducing Consolidated Net Income, including for depreciation and amortization (excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period), plus (c) the Consolidated Working Capital Adjustment, minus (ii) the sum, without duplication, of (a) the amounts for such period of (1) scheduled and other mandatory repayments, without duplication, of Indebtedness for borrowed money (excluding repayments of any revolving credit facility that are not included in Consolidated Working Capital Liabilities except to the extent the commitments with respect thereto are permanently reduced in connection with such repayments) and scheduled repayments of obligations under Capital Leases (excluding any interest expense portion thereof), (2) Consolidated Capital Expenditures (other than Consolidated Capital Expenditures that are financed with the proceeds of any issuance or incurrence of Indebtedness or any capital contributions or net cash proceeds of equity issuances received or made by Holdings, Lux Holdco or the Borrower (other than, for the avoidance of doubt, the Permitted Lux Contribution)), and (3) Acquisition Consideration and all consideration paid in connection with Permitted Acquisitions and other Investments permitted to be made under Section 7.06 (other than (x) the transactions referred to in the proviso to the second sentence of Section 6.12 consummated prior to the First Amendment Effective Date, (y) the Permitted ResCap Transaction and (z) other Permitted Acquisitions or other Investments that are, in the case of this clause (z), financed with the Available 8 9482345

Amount or with the proceeds of any issuance or incurrence of Indebtedness or any capital contributions or net cash proceeds of equity issuances received or made by Holdings, Lux Holdco or the Borrower (other than, for the avoidance of doubt, the Permitted Lux Contribution), without duplication), plus (b) other non cash gains increasing Consolidated Net Income for such period (excluding any such non cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period). As used in this clause (ii), “scheduled and other mandatory repayments, without duplication, of Indebtedness” do not include any voluntary prepayments of Loans pursuant to Section 2.08(a) or mandatory prepayments of the Loans pursuant to Section 2.08(b). “Consolidated Interest Expense” means, for any period, (i) total interest expense (including that portion attributable to Capital Leases in accordance with GAAP, capitalized interest and other original issue discount, banking fees and similar fees incurred in connection with the incurred of Indebtedness) of Holdings and the Restricted Subsidiaries on a Consolidated basis with respect to all outstanding Indebtedness of Holdings and the Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to net costs under Interest Rate Agreements, but excluding, however, any amortization of deferred financing fees, amounts referred to in Section 2.09 payable on or before the Borrowing Date minus (ii) total interest income received by Holdings and the Restricted Subsidiaries during such period on Cash and Cash Equivalents. “Consolidated Net Income” means, for any period, (i) the net income (or loss) of Holdings and the Restricted Subsidiaries on a Consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus, to the extent such amounts are included in net income in conformity with GAAP and without duplication, (ii) (a) the income (or loss) of any Person (other than a Restricted Subsidiary) in which any other Person (other than Holdings or any Restricted Subsidiary) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Holdings or any Restricted Subsidiary by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with Holdings or any Restricted Subsidiary or that Person’s assets are acquired by Holdings or any Restricted Subsidiary, (c) solely for the purpose of determining the Available Amount, the income (or loss) of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that income (or loss) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary unless such restriction has been legally waived or consent has been obtained, provided, that the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Borrower or a Restricted Subsidiary shall be included in the calculation of Consolidated Net Income, (d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net extraordinary losses. “Consolidated Senior Secured Debt” means, as at any date of determination, Consolidated Total Debt of Holdings and the Restricted Subsidiaries that is secured by a Lien on any of their assets. “Consolidated Total Assets” means the total assets of Holdings and the Restricted Subsidiaries determined on a Consolidated basis in accordance with GAAP. “Consolidated Total Debt” means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Holdings and the Restricted Subsidiaries (or, if higher, the par value or stated face amount of all such Indebtedness) determined on a Consolidated basis in accordance with GAAP; provided that Consolidated Total Debt shall not include Indebtedness in respect 9 9482345 of any letter of credit, except to the extent of unreimbursed obligations in respect of drawn letters of credit (provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated Total Debt until three (3) Business Days after such amount is drawn (it being understood that any borrowing, whether automatic or otherwise, to fund such reimbursement shall be counted)). “Consolidated Working Capital” means, as at any date of determination, the excess of Consolidated Working Capital Assets over Consolidated Working Capital Liabilities. “Consolidated Working Capital Adjustment” means, for any period on a Consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period. In calculating the Consolidated Working Capital Adjustment there shall be excluded the effect of reclassification during such period of assets included in Consolidated Working Capital Assets and liabilities included in Consolidated Working Capital Liabilities and the effect of any Permitted Acquisition during such period; provided that there shall be included with respect to any Permitted Acquisition during such period an amount (which may be a negative number) by which the Consolidated Working Capital acquired in such Permitted Acquisition as at the time of such acquisition exceeds (or is less than) Consolidated Working Capital with respect to such Permitted Acquisition at the end of such period. “Consolidated Working Capital Assets” means, as at any date of determination, the current assets of Holdings and the Restricted Subsidiaries on such date on a Consolidated basis in conformity with GAAP, excluding Cash and Cash Equivalents. “Consolidated Working Capital Liabilities” means, as at any date of determination, the current liabilities of Holdings and the Restricted Subsidiaries on such date on a consolidated basis in conformity with GAAP, but excluding (a) the current portion of Indebtedness under this Agreement, (b) the current portion of obligations under Capital Leases, (c) liabilities in respect of unpaid earn-outs and (d) the current portion of any other long-term liabilities. “Continuing” means, with respect to any Default or Event of Default, that such Default or Event of Default has not been cured or waived or otherwise ceased to exist. “Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject. “Convertible Notes” means any unsecured Junior Indebtedness of the Borrower that is convertible, in whole or in part, into Equity Interests (other than Disqualified Equity Interests) of Holdings and/or cash based on any formula(s) that reference the trading price of Equity Interests of Holdings. “Copyright Security Agreement” means that Copyright Security Agreement, dated as of the date hereof, among the Loan Parties party thereto and the Collateral Agent. “Core Business Activities” means (x) any and all support services and products to mortgage originators and servicers, insurance companies, hedge funds, asset managers, real estate investment trusts, commercial banks and similar entities (including, without limitation, any vendor management services, property management services, asset management services, data management services, data analytics services, leasing management services, lien negotiation management services, 10 9482345 construction management services, due diligence services, appraisal management and valuation services, real estate brokerage services, on-line real estate and other auction services, default processing services, property inspection and preservation services, homeowner outreach services, closing and title services, mortgage insurance brokerage, agency and underwriting as well as services related thereto, title insurance brokerage, agency and underwriting as well as services related thereto, lender placed insurance brokerage agency and underwriting as well as services related thereto, reinsurance related to mortgage insurance, title insurance and lender placed insurance as well as services related thereto, loan underwriting services, quality control services, attorney support services and knowledge process outsourcing services and other outsourcing services), (y) collection and recovery of assets and customer relationship management services and (z) the provision of technologies and technological support products and services (including, without limitation, software, infrastructure technologies, vendor management systems and spend and supply technologies) utilized in the mortgage servicing industry, mortgage origination industry, collections and asset recovery industry, and asset management industries and such other industries where applicable (including, without limitation, commercial and residential loan servicing and loss mitigation software, vendor management and payable systems, information technology solutions for payments to vendor networks and scripting and dialogue technologies), and in connection with customer and relationship management services and data management services). “Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit J delivered by a Loan Party pursuant to Section 6.09. “Co-Syndication Agents” means (i) Barclays Bank PLC or its designated affiliate, Citigroup Global Markets Inc. or its designated affiliate and, in each case, any respective successors thereto and, (ii) at any time on or after the Second Amendment Effective Date, J.P. Morgan Securities LLC or its designated affiliate and any successor thereto and (iii) at any time on or after the Third Amendment Effective Date, Wells Fargo Securities, LLC or its designated affiliate and any successor thereto. “Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with the Borrower’s or the Restricted Subsidiaries’ operations and not for speculative purposes. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any condition or event that, after notice or lapse of time or both, would constitute an Event of Default. “Default Rate” means the rate specified in Section 2.10(c). “Defaulting Lender” means any Lender that (i) has failed (A) to fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender has notified the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (B) to pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (ii) has 11 9482345 notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (iii) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (iv) has, or has a direct or indirect parent company that has, (A) become insolvent, or become generally unable to pay its debts as they become due, or admitted in writing its inability to pay its debts as they become due, or made a general assignment for the benefit of its creditors, (B) become the subject of a proceeding under any Debtor Relief Law, or (C) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (i) through (iv) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and, to the extent permitted by law, each other Lender promptly following such determination. “Deposit Account” means any deposit account (as the term is defined in the UCC). “Discount Range” has the meaning specified in Section 2.08(a)(iii)(B). “Discounted Prepayment Option Notice” has the meaning specified in Section 2.08(a)(iii)(B). “Discounted Voluntary Prepayment” has the meaning specified in Section 2.08(a)(iii)(A). “Discounted Voluntary Prepayment Notice” has the meaning specified in Section 2.08(a)(iii)(E). “Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Term Loans and all other Obligations that are accrued and 12 9482345 payable), (ii) is redeemable at the option of the holder thereof (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), in whole or in part, (iii) provides for scheduled payments or dividends in cash or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the latest Term Facility Maturity Date; provided that any Equity Interest which, by its terms, provides for dividends in cash to be payable prior to the date that is 91 days after the latest Term Facility Maturity Date solely to the extent that (1) such dividends are paid out of the Available Amount and (2) such payment is permitted under Section 7.04, shall not be a Disqualified Equity Interest so long as the other conditions stated in this defined term are satisfied. “Dollars” and the sign “$” each means freely transferable lawful money of the United States. “ECF Payment Date” has the meaning specified in Section 2.08(b)(iv). “Effective Date” means the date this Agreement becomes effective in accordance with Section 10.11. “Eligible Assignee” means (i) any Lender, any Affiliate of any Lender and any Approved Fund (any two or more Approved Funds being treated as a single Eligible Assignee for all purposes hereof), and (ii) any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) and which extends credit or purchases loans in the ordinary course of business; provided that neither any natural person nor any Loan Party or any Affiliate thereof, nor any Defaulting Lender or any Ineligible Assignee shall be an Eligible Assignee. “Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was subject to Title I of ERISA and which is or was sponsored, maintained or contributed to by, or required to be contributed by, the Borrower, Holdings, the Restricted Subsidiaries or any of their ERISA Affiliates. “Engagement Letter” means that certain Engagement Letter dated as of November 2, 2012 by and among the Borrower, the Lead Arrangers and the Co-Syndication Agents. “Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive, by any Governmental Authority or any other Person (other than internal reports prepared by any Loan Party or any of its Subsidiaries), arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law or (ii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment. “Environmental Laws” means any and all Laws relating to the protection of the environment or, to the extent relating to exposure to Hazardous Materials, human health or safety, in any manner applicable to Holdings or any of its Subsidiaries or any Complex. “Equity Interests” of any person means any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing. 13 9482345

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute thereto. “ERISA Affiliate” means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member , (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member , and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person is a member. “ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 303 of ERISA with respect to any Pension Plan or the failure to make by its due date a required installment under Section 430(j) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by a Loan Party or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Loan Party or any of its Affiliates pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which constitutes grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on a Loan Party or its ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of a Loan Party or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is an assessment by such Multiemployer Plan of liability therefore, or the receipt by a Loan Party or its ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which gives rise to the imposition on a Loan Party or any of its ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the imposition of a lien pursuant to Section 430(k) of the Internal Revenue Code with respect to a Pension Plan; or (x) the imposition of any liability under Title IV of ERISA, other than the PBGC premiums due but not delinquent under Section 4007 of ERISA. “Eurodollar Base Rate” means: (i) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (A) the British Bankers AssociationIce Benchmark Administration Limited LIBOR Rate or the(“ICE LIBOR”) or a comparable or successor thereto if the British Bankers Association is no longer making a LIBOR rate available at such time (“BBA LIBOR”)rate, which rate is approved by the Administrative Agent, as published byon the applicable Reuters screen page (or such other commercially available source providing such quotations of BBA LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (B) if such published rate is not available at such time for any reason, the 14 9482345 rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period; and (ii) for any interest rate calculation with respect to a Base Rate Loan, the rate per annum equal to (A) BBAICE LIBOR, at approximately 11:00 a.m., London time, determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (B) if such published rate is not available at such time for any reason, the rate determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination. “Eurodollar Rate Borrowing” means a Borrowing comprised of Eurodollar Rate Loans. “Eurodollar Rate Loan” means at any date a Loan which bears interest at a rate based on the Adjusted Eurodollar Rate. “Eurodollar Reserve Percentage” means for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board (or any other entity succeeding to the functions currently performed thereby) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to “Eurocurrency liabilities”). The Adjusted Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage. “Event of Default” means any of the conditions or events specified in Section 8.01. “Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps 15 9482345 for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient: (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.14) or (B) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (iv) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Facility” means the respective facility and commitments utilized in making Loans and credit extensions hereunder, it being understood that as of the date of this Agreement there is one Facility, i.e. the Term B Facility (and no Incremental Facility), and thereafter, may include the Incremental Term Facility. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b) of the Internal Revenue Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. “Financial Model” means the financial model in respect of Holdings and its Subsidiaries on a Consolidated basis and delivered to the Administrative Agent prior to the date hereof, in a form satisfactory to the Administrative Agent. “Financial Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of either (i) the chief financial officer of Holdings or (ii) another officer or manager of Holdings familiar generally with the financial condition of Holdings and the Restricted Subsidiaries, in each case, that such financial statements fairly present, in all material respects, the financial condition of Holdings and the Restricted Subsidiaries as at the dates indicated and 16 9482345 the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments. “First Amendment” means that certain Amendment No. 1 to Credit Agreement dated as of May 7, 2013 among the Borrower, Holdings, the Administrative Agent, the Incremental Term Lender (as defined therein) and the other Lenders party thereto. “First Amendment Effective Date” means the date on which the conditions specified in Section 5.01 of the First Amendment are satisfied (or waived). “First Amendment Engagement Letter” means that certain Engagement Letter dated as of April 25, 2013 by and among the Borrower and the Lead Arrangers. “First Amendment Incremental Term Loan Commitments” means Incremental Term Loan Commitments established pursuant to the First Amendment. “First Amendment Incremental Term Loans” means Incremental Term Loans implemented pursuant to the First Amendment. “First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that such Lien is the only Lien to which such Collateral is subject, other than Permitted Liens. “Fiscal Quarter” means a fiscal quarter of any Fiscal Year. “Fiscal Year” means the fiscal year of Holdings and its Subsidiaries ending on December 31 of each calendar year. “Foreign Lender” means a Lender that is not a U.S. Person. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time. “Governing Documents” shall mean, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central bank). “Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority. “Guarantor” means each of Holdings and each Subsidiary Guarantor. 17 9482345

“Guaranty” has the meaning specified in Section 5.02(g). “Hazardous Materials” means any substances or materials (a) which are defined as hazardous wastes, hazardous substances, pollutants, contaminants, or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law, (d) the Release of which requires a permit or license under any Environmental Law or other Governmental Authorization, (e) which are deemed by a Governmental Authority to constitute a nuisance or a trespass which poses a health or safety hazard to Persons or neighboring properties or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Hedge Agreement” means any Interest Rate Agreement or Currency Agreement that is entered into by and between any Loan Party and any Hedge Bank. “Hedge Bank” means each Lender, each Permitted Revolving Credit Facility Lender, each Agent, each Permitted Revolving Credit Facility Agent and each of their respective Affiliates counterparty to a Hedge Agreement (including any Person who is an Agent or a Lender (and any Affiliate thereof) as of the initial Borrowing Date but subsequently, whether before or after entering into a Hedge Agreement, ceases to be an Agent or a Lender, as the case may be) that has affirmatively elected, by written notice to the Administrative Agent and to the Borrower, to treat such Hedge Agreement as a Hedge Agreement hereunder. “Historical Financial Statements” means (i) the audited financial statements of Holdings and its Subsidiaries on a Consolidated basis for the immediately preceding three Fiscal Years, consisting of balance sheets and the related Consolidated statements of income, stockholders’ equity and cash flows for such Fiscal Years, and (ii) the unaudited financial statements of Holdings and its Subsidiaries on a Consolidated basis as of the most recent Fiscal Quarter ended after the date of the most recent audited financial statements described in clause (i) of this definition, consisting of a balance sheet and the related Consolidated statements of income, stockholders’ equity and cash flows for the three-, six- or nine-month period, as applicable, ending on such date, and, in the case of clauses (i) and (ii), certified by the chief financial officer of Holdings that they fairly present, in all material respects, the Consolidated financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments. “HLSS” means Home Loans Servicing Solutions, Ltd., a Cayman Islands corporation, and its Subsidiaries. “Holdings” has the meaning specified in the preamble to this Agreement. “Increased Amount Date” has the meaning specified in Section 2.12(a). “Incremental Amount” means, at any time, the excess, if any, of (i) the sum of (A) $200,000,000 and200,000,000, (B) the principal amount of the First Amendment Incremental Term Loans and (C) the principal amount of the Third Amendment Incremental Term Loans, over (ii) the 18 9482345 aggregate amount of Incremental Term Loan Commitments established pursuant to Section 2.12. For the avoidance of doubt, after giving effect to the making of the FirstThird Amendment Incremental Term Loans on the FirstThird Amendment Effective Date, the Incremental Amount is $200,000,000. “Incremental Assumption Agreement” means an Incremental Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Incremental Term Lenders. “Incremental Term Borrowing” means a Borrowing comprised of Incremental Term Loans. “Incremental Term Facility” means the Incremental Term Loan Commitments and the Incremental Term Loans made hereunder. “Incremental Term Facility Maturity Date” means, with respect to any series or tranche of Incremental Term Loans established pursuant to an Incremental Assumption Agreement, the maturity date for as set forth in such Incremental Assumption Agreement. “Incremental Term Lender” means a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan. “Incremental Term Loan Commitment” means the commitment of any Lender, established pursuant to Section 2.12, to make Incremental Term Loans to the Borrower. “Incremental Term Loans” means Term Loans made by one or more Lenders to the Borrower pursuant to Section 2.01(ii). Incremental Term Loans may be made in the form of additional Term B Loans or, to the extent permitted by Section 2.12 and provided for in the relevant Incremental Assumption Agreement, Other Term Loans. “Indebtedness” means, as applied to any Person, without duplication, (i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (iv) any obligation owed for all or any part of the deferred purchase price of property or services (other than (y) trade accounts and accrued expenses payable in the ordinary course of business and (z) any earn-out obligations, including any such obligations incurred under ERISA), which is (a) due more than six (6) months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument; (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person; (vi) the maximum amount (after giving effect to any prior drawings or reductions that may have been reimbursed) of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) all obligations of such Person in respect of Disqualified Equity Interests; (viii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another that would otherwise be “Indebtedness” for purposes of this definition; (ix) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the obligation of the obligor that would otherwise be “Indebtedness” for purposes of this definition thereof shall be paid or discharged, or any agreement relating thereto shall be complied with, or the holders thereof shall be protected (in whole or in part) against loss in respect thereof; (x) any liability of such Person for any Indebtedness of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or 19 9482345 otherwise acquire such Indebtedness or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (a) or (b) of this clause (x), the primary purpose or intent thereof is as described in clause (ix) above; and (xi) all obligations (the amount of which shall be determined on a net basis where permitted in the relevant contract) of such Person in respect of any exchange traded or over the counter derivative transaction, including any Interest Rate Agreement and any Currency Agreement, in each case, whether entered into for hedging or speculative purposes; provided that in no event shall obligations under any derivative transaction be deemed “Indebtedness” for any purpose under Section 7.01 unless such obligations relate to a derivatives transaction which has been terminated. The amount of Indebtedness of any Person for purposes of clause (v) shall be deemed to be equal to the lesser of (y) the aggregate unpaid amount of such Indebtedness and (z) the fair market value (as determined by such Person in good faith) of the property encumbered thereby. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (ii) to the extent not otherwise described in clause (i) above, Other Taxes. “Indemnitee” has the meaning specified in Section 10.04(b). “Ineligible Assignee” has the meaning specified in Section 10.06(b)(v). “Information” has the meaning specified in Section 10.07. “Insolvency Regulation” means the Council Regulation (EC) n°1346/2000 of 29 May 2000 on insolvency proceedings. “Intercompany Note” means a promissory note substantially in the form of Exhibit K evidencing Indebtedness owed among the Loan Parties and the Restricted Subsidiaries. “Interest Election Request” means a request by the Borrower to convert or continue a Term Borrowing in accordance with Section 2.05. “Interest Payment Date” means (i) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Rate Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type and (ii) with respect to any Base Rate Loan, the last Business Day of each March, June, September and December. “Interest Period” means, as to any Eurodollar Rate Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 3 or 6 months thereafter (or 9 or 12 months, if at the time of the relevant Borrowing, all relevant Lenders consent to such interest periods), as the Borrower may elect, or the date any Eurodollar Rate Borrowing is converted to a Base Rate Borrowing in accordance with Section 2.05 or repaid or prepaid in accordance with Section 2.06, 20 9482345

2.07 or 2.08; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. “Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with the Borrower’s and the Restricted Subsidiaries’ operations and not for speculative purposes. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute. “Investment” means (i) any direct or indirect purchase or other acquisition by Holdings or any Restricted Subsidiary of, or of a beneficial interest in, any of the Securities of any other Person (other than the Borrower or a Subsidiary Guarantor); (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by Holdings or any Restricted Subsidiary from any Person (other than the Borrower or any Subsidiary Guarantor), of any Equity Interests of such Person; (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contributions by Holdings or any Restricted Subsidiary to any other Person (other than the Borrower or any Subsidiary Guarantor), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, (iv) all investments consisting of any exchange traded or over the counter derivative transaction, including any Interest Rate Agreement and Currency Agreement, whether entered into for hedging or speculative purposes, (v) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of any Person and (vi) expenditures that are or should be included in “purchase of property and equipment” or similar items reflected in the Consolidated statement of cash flows of Holdings and the Restricted Subsidiaries. The amount of any Investment of the type described in clauses (i), (ii), (iii), (v) and (vi) shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. “IRS” means the United States Internal Revenue Service. “Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party. “Junior Indebtedness” means Indebtedness of any Person so long as (i) such Indebtedness shall not require any amortization prior to the date that is 91 days following the latest then applicable Term Facility Maturity Date; (ii) the Weighted Average Life to Maturity of such Indebtedness shall occur following the latest then applicable Term Facility Maturity Date; (iii) the mandatory prepayment provisions, affirmative and negative covenants and financial covenants, if any (other than any such provisions or covenants applicable only after the latest then applicable Term Facility Maturity Date), shall be no more restrictive than the corresponding provisions set forth in the Loan Documents; (iv) such Indebtedness is either senior unsecured Indebtedness, Subordinated Indebtedness or Convertible Notes; (v) if such Indebtedness is incurred by a Loan Party, such Indebtedness may be guaranteed by 21 9482345 another Loan Party so long as (a) such Loan Party shall have also provided a guarantee of the Obligations substantially on the terms set forth in the Security Agreement and (b) if the Indebtedness being guaranteed is subordinated to the Obligations, such guarantee shall be subordinated to the guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness and reasonably satisfactory to the Administrative Agent; and (vi) if such Indebtedness is incurred by a Subsidiary that is not a Loan Party, such Indebtedness may be guaranteed by another Subsidiary that is not a Loan Party; provided that any Indebtedness which, by its terms, provides for amortization prior to the date that is 91 days following the latest then applicable Term Facility Maturity Date solely to the extent that (1) such amortization payments are paid out of the Available Amount and (2) such payment is permitted under Section 7.04 of this Agreement shall be deemed Junior Indebtedness so long as the other conditions stated herein are satisfied. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directives, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of Law. “Lead Arranger” means (i) Bank of America, N.A. or its designated affiliate, Barclays Bank PLC or its designated affiliate, Citigroup Global Markets Inc. or its designated affiliate and, in each case, any respective successors thereto and, (ii) at any time on or after the Second Amendment Effective Date, J.P. Morgan Securities LLC or its designated affiliate and any successor thereto and (iii) at any time on or after the Third Amendment Effective Date, Wells Fargo Securities, LLC or its designated affiliate and any successor thereto. “Leaseholds” of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures. “Lender” means each financial institution listed on Schedule 2.01 (other than any such person that ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 10.06), as well as any Person that becomes a “Lender” hereunder pursuant to Section 10.06, 2.12 or 2.14, including, for the avoidance of doubt, the Refinancing LendersIncremental Term Lender under and as defined in the SecondThird Amendment. “Lender Participation Notice” has the meaning specified in Section 2.08(a)(iii)(C). “Lending Office” means with respect to any Lender and for each Type of Loan, the “Lending Office” of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan in such Lender’s Administrative Questionnaire or in any applicable Assignment and Acceptance pursuant to which such Lender became a Lender hereunder or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained. “Lien” means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease or license in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities; provided that in no event shall an operating lease in and of itself be deemed a Lien. 22 9482345

“Loan Documents” means this Agreement, each Guaranty, each Security Document, each Note (if any), the First Amendment, the Second Amendment, the Third Amendment, the Administrative Agent Fee Letter, the Engagement Letter, the First Amendment Engagement Letter, the Second Amendment Engagement Letter, the Third Amendment Engagement Letter and all agreements, instruments or documents in connection therewith. “Loan Modification Agreement” has the meaning specified in Section 10.01. “Loan Modification Offer” has the meaning specified in Section 10.01. “Loan Parties” means Holdings, the Borrower and the Subsidiary Guarantors. “Loans” means the Term B Loans and the Incremental Term Loans (if any). “Local Time” means New York City time. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market. “Lux Holdco” means Altisource Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) to be organized and established under the laws of the Grand Duchy of Luxembourg on or about the Third Amendment Effective Date. “Luxembourg” means the Grand Duchy of Luxembourg. “Luxembourg Party” means any Loan Party organized and established under the laws of Luxembourg. “Luxembourg Security Agreement” means each share pledge agreement, receivables pledge agreement and account pledge agreement, in each case governed by the laws of Luxembourg and dated as of the date hereof, among the Luxembourg Parties party thereto and the Collateral Agent. “Margin Stock” has the meaning specified in Regulation U. “Material Adverse Effect” means any event, change, effect, development, circumstance or condition that has had or could reasonably be expected to have a material adverse effect on (i) the business, general affairs, assets, liabilities, operations or financial condition of Holdings and the Restricted Subsidiaries taken as a whole; (ii) the ability of the Loan Parties, taken as a whole, to perform their respective payment Obligations; (iii) the legality, validity, binding effect or enforceability against a Loan Party of a Loan Document to which it is a party; or (iv) the rights, remedies and benefits available to, or conferred upon, any Agent and any Lender or any Secured Party under any Loan Document. “Material Indebtedness” means Indebtedness (other than the Loans) of any one or more of Holdings or any Restricted Subsidiary in an individual principal amount (or Net Mark-to-Market Exposure) of $40,000,000 or more. 23 9482345

“Material Subsidiary” means, at any time, (i) each Restricted Subsidiary which represents (a) 5.0% or more of Consolidated Adjusted EBITDA, (b) 5.0% or more of Consolidated Total Assets or (c) 5.0% or more of Consolidated total revenues of Holdings and the Restricted Subsidiaries, in each case as determined at the end of the most recent Fiscal Quarter of Holdings based on the financial statements of Holdings delivered pursuant to Section 6.01(a) and (b) of this Agreement (but (y) excluding from each such calculation the contribution of Unrestricted Subsidiaries and (z) calculated, in each case, without giving effect to any intercompany revenue, expenses, receivables or other intercompany transactions) and (ii) any Restricted Subsidiary designated by notice in writing given by the Borrower to the Administrative Agent to be a “Material Subsidiary”; provided that any such Restricted Subsidiary so designated as a “Material Subsidiary” shall at all times thereafter remain a Material Subsidiary for the purposes of this Agreement unless otherwise agreed to by the Borrower and the Administrative Agent or unless such Material Subsidiary ceases to be a Restricted Subsidiary in a transaction not prohibited hereunder; and provided, further, that if at any time the Restricted Subsidiaries that are not Material Subsidiaries because they do not meet the thresholds set forth in clause (i) comprise in the aggregate more than (x) 5.0% of Consolidated Adjusted EBITDA, (y) 5.0% of Consolidated Total Assets or (z) 5.0% of Consolidated total revenues of Holdings and the Restricted Subsidiaries, in each case as determined at the end of the most recent Fiscal Quarter of Holdings based on the financial statements of Holdings delivered pursuant to Section 6.01(a) and (b) of this Agreement (but (y) excluding from each such calculation the contribution of Unrestricted Subsidiaries and (z) calculated, in each case, without giving effect to any intercompany revenue, expenses, receivables or other intercompany transactions), then the Borrower shall, not later than forty-five (45) days after the date by which financial statements for such Fiscal Quarter are required to be delivered pursuant to Section 6.01(a) and (b) of this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (1) designate in writing to the Administrative Agent one or more Restricted Subsidiaries as “Material Subsidiaries” to the extent required such that the foregoing excess ceases and (2) comply with the provisions of Section 6.09 applicable to such Subsidiaries. Schedule 1.01 contains a list of all Material Subsidiaries as of the initial Borrowing Date. At all times prior to the first delivery of financial statements pursuant to Section 6.01(a) or (b), such determinations shall be made based on the Historical Financial Statements but, for the avoidance of doubt, (y) excluding from each such calculation the contribution of Unrestricted Subsidiaries and (z) calculated, in each case, without giving effect to any intercompany revenue, expenses, receivables or other intercompany transactions. Notwithstanding the foregoing, (x) none of the Original Spun-Off Entities shall be deemed to be a Material Subsidiary at any time prior to the date that is 90 days (or such longer period, not to exceed an additional 90 days, as may be reasonably agreed by the Administrative Agent) after the initial Borrowing Date and (y) Altisource Business Solutions Private Limited shall not be deemed to be a Material Subsidiary at any time unless (1) the Borrower has designated it as a “Material Subsidiary” in accordance with clause (ii) above or (2) it represents 10.0% or more of Consolidated Adjusted EBITDA, (b) 20.0% or more of Consolidated Total Assets or (c) 10.0% or more of Consolidated total revenues of Holdings and the Restricted Subsidiaries, in each case as determined at the end of the most recent Fiscal Quarter of Holdings based on the financial statements of Holdings delivered pursuant to Section 6.01(a) and (b) of this Agreement (but (y) excluding from each such calculation the contribution of Unrestricted Subsidiaries and (z) calculated, in each case, without giving effect to any intercompany revenue, expenses, receivables or other intercompany transactions). “Maximum Rate” has the meaning specified in Section 10.10. “Moody’s” means Moody’s Investors Service, Inc., and any successor thereto. 24 9482345

“Mortgage” shall mean a mortgage, deed of trust, deed to secure debt or similar security instrument in form and substance reasonably satisfactory to the Administrative Agent encumbering the Mortgaged Property. “Mortgaged Property” shall mean any Real Property located in the United States and having a fair market value in excess of $10,000,000 owned in fee by Holdings or any Restricted Subsidiary which is encumbered (or required to be encumbered) by a Mortgage pursuant to the terms of this Agreement or any Security Document. “Multiemployer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA to which the Loan Party or any of its ERISA Affiliates makes or is obligated to make contributions. “Narrative Report” means, with respect to the financial statements for which such narrative report is required, a narrative report describing the operations of Holdings and the Restricted Subsidiaries with content substantially consistent with the requirements for “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for a Quarterly Report on Form 10-Q or Annual Report on Form 10-K under the rules and regulations of the SEC, or any similar successor provisions, which may be satisfied for the relevant period by delivery of a Form 10-Q or Form 10-K, as applicable, as contemplated by Section 6.01 hereof. “NAIC” means the National Association of Insurance Commissioners, and any successor thereto. “Net Cash Proceeds” means (a) with respect to any Asset Sale, an amount equal to: (i) cash payments (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Holdings or any Restricted Subsidiary from such Asset Sale, minus (ii) any bona fide direct costs incurred in connection with such Asset Sale, including (1) income or gains taxes paid or payable by the seller as a result of any gain recognized in connection with such Asset Sale, (2) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets (or the equity of any Subsidiary owning the assets) in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, (3) the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by Holdings or such Restricted Subsidiary in connection with such Asset Sale, and (4) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of such Asset Sale undertaken by Holdings or any Restricted Subsidiary in connection with such Asset Sale or for adjustments to the sale price in connection therewith, provided if all or any portion of any such reserve is not used or is released, then the amount not used or released shall comprise Net Cash Proceeds; and (b) with respect to any issuance or incurrence of Indebtedness, the cash proceeds thereof, net of investment banking fees, underwriting discounts, commissions costs and other out-of-pocket expenses and other customary expenses associated therewith, including reasonable legal fees and expenses. “Net Insurance/Condemnation Proceeds” means an amount equal to: (i) any cash payments or proceeds received by Holdings or any Restricted Subsidiary (a) under any casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of Holdings or any Restricted Subsidiary by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a 25 9482345 taking, minus (ii) (a) any actual and reasonable costs incurred by Holdings or any Restricted Subsidiary in connection with the adjustment or settlement of any claims of Holdings or such Restricted Subsidiary in respect thereof and (b) any bona fide direct costs (including restoration costs and expenses) incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition, including income taxes payable as a result of any gain recognized in connection therewith. “Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Hedge Agreements or other Indebtedness of the type described in clause (xi) of the definition of “Indebtedness.” As used in this definition, “unrealized losses” means the fair market value of the cost to such Person of replacing such Hedge Agreement or such other Indebtedness as of the date of determination (assuming the Hedge Agreement or such other Indebtedness were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Hedge Agreement or such other Indebtedness as of the date of determination (assuming such Hedge Agreement or such other Indebtedness were to be terminated as of that date). “NFIP” shall mean the National Flood Insurance Program created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004. “Non-Consenting Lender” has the meaning specified in Section 10.01. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender. “Non-Public Information” means information which has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD. “Non-Recourse Debt” means Indebtedness (a) with respect to which no default would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of any Loan Party to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity and (b) as to which the lenders or holders thereof will not have any recourse to the Equity Interests or assets of any of the Loan Parties. “Not Otherwise Applied” means, with respect to the portion of the Available Amount that is proposed to be applied to a particular use or transaction permitted by this Agreement, that such amount has not previously been (and is not simultaneously being) applied to anything other than such particular use or transaction. “Note” or “Notes” has the meaning specified in Section 2.06(e). “Obligations” means, at any date, (i) all Term Credit Obligations and (ii) all obligations of a Loan Party then owing under any Hedge Agreement to any Hedge Bank, in each case other than any Excluded Swap Obligations. “Ocwen” means Ocwen Financial Corporation and its Subsidiaries. 26 9482345

“Ocwen Acquisition” means any acquisition by Ocwen, whether by purchase, merger or otherwise, of all or a portion of the assets of, all or a portion of the Equity Interests of, or a business line or unit or division of, any Person. “Ocwen Acquisition EBITDA” means, with respect to any Ocwen Acquisition for any period, the amount of revenues derived by the Borrower and its Restricted Subsidiaries from Ocwen Acquisition Services, less the amount of expenses incurred by the Borrower and its Restricted Subsidiaries in connection with the provision of Ocwen Acquisition Services, in each case, as set forth in the projections with respect to such Ocwen Acquisition Services as determined by the Borrower in good faith and consistent with historical pro forma calculation methodology for similarly situated assets with respect to prior acquisitions by Ocwen (as certified by an Authorized Officer of the Borrower in the Compliance Certificate). “Ocwen Acquisition Fulcrum Date” means the date on which the Borrower or any Restricted Subsidiary begins providing services with respect to assets acquired by Ocwen in connection with the applicable Ocwen Acquisition. “Ocwen Acquisition Fulcrum Quarter” means the Fiscal Quarter during which the Ocwen Acquisition Fulcrum Date occurs with respect to an Ocwen Acquisition. “Ocwen Acquisition Services” means, with respect to any Ocwen Acquisition, services provided by the Borrower and its Restricted Subsidiaries to Ocwen or any of its Subsidiaries with respect to assets acquired by Ocwen or any of its Subsidiaries pursuant to an Ocwen Acquisition. “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “Offered Loans” has the meaning specified in Section 2.08(a)(iii)(C). “OID” has the meaning specified in Section 2.12(b). “Organizational Documents” means, with respect to any Person, all formation, organizational and governing documents, instruments and agreements, including (i) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, supplemented or otherwise modified, and its by-laws, as amended, supplemented or otherwise modified, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, supplemented or otherwise modified, and its partnership agreement, as amended, supplemented or otherwise modified, (iii) with respect to any general partnership, its partnership agreement, as amended, supplemented or otherwise modified and (iv) with respect to any limited liability company, its articles of organization, as amended, supplemented or otherwise modified, and its operating agreement, as amended, supplemented or otherwise modified. In the event any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official. “Original Term Facility” means, immediately prior to the effectiveness of the Second Amendment, the aggregate principal amount of the Original Term Loans outstanding at such time. 27 9482345

“Original Term Lender” means, immediately prior to the effectiveness of the Second Amendment, any Lender that holds Original Term Loans at such time. “Original Term Loan” means any loan made by any Original Term Lender under the Original Term Facility. “Original Spun-Off Entities” means each of Altisource Asset Management Corporation, Altisource Residential Corporation, Altisource Residential GP, LLC, Altisource Residential, L.P. and Altisource Consulting, S.à r.l. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except (i) any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than any assignment made pursuant to a request by the Borrower under Section 3.06 or any assignment made pursuant to Section 10.14) and (ii) any such Taxes imposed by Luxembourg (or any political subdivision or taxing authority thereof or therein) that are payable due to a registration, submission or filing by a Recipient of any Loan Document in Luxembourg (or any political subdivision thereof) where such registration, submission or filing is or was not required to maintain or preserve any rights of such Recipient under such Loan Document. “Other Term Loans” has the meaning specified in Section 2.12(a). “Participant” has the meaning specified in Section 10.06(d). “Participant Register” has the meaning specified in Section 10.06(d). “Patent Security Agreement” shall mean that Patent Security Agreement, dated as of the date hereof, among the Loan Parties party thereto and the Collateral Agent. “Patriot Act” has the meaning specified in Section 10.19. “PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Title IV of ERISA. “Permitted Amendment” has the meaning specified in Section 10.01. 28 9482345

“Permitted Acquisition” means any acquisition by the Borrower or any Restricted Subsidiary, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person (such Person, the “Acquired Entity”); provided that: (i) immediately prior thereto, and after giving effect thereto, no Default or Event of Default shall have occurred and be Continuing or would result therefrom; (ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations; (iii) in the case of the acquisition of Equity Interests, all of the Equity Interests (except for any such Equity Interests in the nature of directors’ qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Restricted Subsidiary in connection with such acquisition shall be owned 100% by the Borrower, a Subsidiary Guarantor or a Restricted Subsidiary of the Borrower, and the Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary, each of the actions set forth in Section 6.09 (to the extent applicable); (iv) immediately prior to and after giving effect to such acquisition, the Total Leverage Ratio, determined in accordance with Section 7.07 as of the last day of the Fiscal Quarter most recently ended for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered, does not exceed 3.50:1.00; (v) for acquisitions involving Acquisition Consideration of $10,000,000 or more, the Borrower shall have delivered to the Administrative Agent at least three (3) Business Days prior to such proposed acquisition, (x) a Compliance Certificate evidencing compliance with clause (iv) above, (y) all other relevant financial information with respect to such acquired assets, including the aggregate consideration for such acquisition and any other information required to demonstrate compliance with clause (iv) above and (z) an updated version of Schedule 1.01 and 1.02; (vi) any Person or assets or division as acquired in accordance herewith shall be in the same business or lines of business in which the Borrower or the Restricted Subsidiaries are engaged as of the Borrowing Date or similar or related businesses; (vii) the Acquired Entity shall become, or shall merge with and into, a Restricted Subsidiary; (viii) the Acquisition Consideration for all Acquired Entities that do not become Subsidiary Guarantors shall not exceed the sum of (1) $ 25,000,000 and (2) the Available Amount at such time that is Not Otherwise Applied; and (ix) for all such acquisitions, the Borrower shall have delivered to the Administrative Agent at least three (3) Business Days prior to such proposed acquisition a certificate of an Authorized Officer of the Borrower certifying compliance with clauses (i) – (viii) above. “Permitted Equator Transaction” means a potential transaction or series of transactions by the Borrower or a Restricted Subsidiary relating to the acquisition (of stock, assets or a combination 29 9482345 thereof) of, or combination with, a Person engaged in business line(s) similar to certain Core Business Activities which, as of the First Amendment Effective Date, is anticipated to be consummated prior to December 31, 2013; provided that (i) the initial cash purchase price payable by the Borrower or any Restricted Subsidiary shall not exceed $70,000,000; (ii) the earn-out obligations incurred by the Borrower or any Restricted Subsidiary shall not exceed $80,000,000; (iii) any Acquired Entity in the Permitted Equator Transaction shall become a Subsidiary Guarantor pursuant to, and as required by, Section 6.09; and (iv) any property or assets acquired in connection with the Permitted Equator Transaction shall be acquired by a Loan Party. “Permitted Liens” has the meaning specified in Section 7.02. “Permitted Lux Contribution” means the contribution by Holdings of 100% of the Equity Interests of the Borrower to Lux Holdco following the Third Amendment Effective Date. “Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder; (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.01(f), such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended (except by virtue of amortization of or prepayment of Indebtedness prior to such date of determination); (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.01(f), at the time thereof, no Default or Event of Default shall have occurred and be Continuing; (d) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is either (i) subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended or (ii) in the form of Junior Indebtedness permitted to be incurred under Section 7.01(m); (e) Indebtedness of the Borrower or a Subsidiary Guarantor shall not refinance Indebtedness of a Subsidiary that is not a Subsidiary Guarantor; and (f) to the extent such Indebtedness being modified, refinanced, refunded, replaced, renewed, or extended is Junior Indebtedness, the material terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modification, refinancing, refunding, renewal or extension (other than any such terms and conditions applicable only after the latest then applicable Term Facility Maturity Date), taken as a whole, are not materially less favorable to the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended, as reasonably determined by the Borrower in good faith, than the terms and conditions of the Indebtedness being modified, refinanced, refunded, replaced, renewed or extended; provided that a certificate of the Borrower delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material covenants of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has reasonably determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five 30 9482345

Business Day period that it disagrees with such determination (including a reasonably detailed description of the basis upon which it disagrees). “Permitted ResCap Transaction” means the transactions contemplated by that certain Agreement dated as of April 12, 2013 between the Borrower and Ocwen, pursuant to which, among other things, the parties thereto agreed that the Borrower shall, in accordance with the terms thereof, be the exclusive provider of certain services with respect to the mortgage servicing platform assets of Residential Capital, LLC which were acquired by Ocwen on February 15, 2013. “Permitted Revolving Credit Commitment” means a commitment to make revolving credit loans to the Borrower from time to time pursuant to a Permitted Revolving Credit Facility. “Permitted Revolving Credit Facility” means a revolving credit facility established pursuant to Permitted Revolving Credit Facility Documentation or a Permitted Revolving Credit Facility Amendment (as elected by the Borrower) in an aggregate principal amount not to exceed $100,000,000. Notwithstanding the foregoing no revolving credit facility shall constitute a Permitted Revolving Credit Facility unless at the time of the establishment thereof, the Senior Secured Leverage Ratio (as established pursuant to a certificate of an Authorized Officer of the Borrower showing the Senior Secured Leverage Ratio determined in accordance with Section 7.07 as of the last day of the Fiscal Quarter most recently ended for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered immediately prior to and after giving effect to the establishment of such Permitted Revolving Credit Facility and assuming that such Permitted Revolving Credit Facility is fully funded) is equal to or less than 3.00 to 1.00. “Permitted Revolving Credit Facility Agent” means any administrative agent or collateral agent under any Permitted Revolving Credit Facility, which, for the avoidance of doubt, may, but need not be, the Administrative Agent and/or the Collateral Agent. “Permitted Revolving Credit Facility Amendment” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Permitted Revolving Credit Lenders, pursuant to which the Borrower may establish a Permitted Revolving Credit Facility. Without limiting the generality of the foregoing, it is acknowledged and agreed that any Permitted Revolving Credit Facility may have more restrictive terms (such as financial maintenance covenants) than those applicable to the Term Loans and may bear fees and interest rates as may be agreed upon by the Borrower, the Permitted Credit Facility Agent(s) and the Permitted Revolving Credit Lender(s). “Permitted Revolving Credit Facility Documentation” means a revolving credit agreement, security documents and other loan documents, each in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, a Permitted Revolving Credit Facility Agent and one or more Permitted Revolving Lenders, pursuant to which the Borrower may establish a Permitted Revolving Credit Facility. Without limiting the generality of the foregoing, it is acknowledged and agreed that any Permitted Revolving Credit Facility may have more restrictive terms (such as financial maintenance covenants) than those applicable to the Term Loans and may bear fees and interest rates as may be agreed upon by the Borrower, the Permitted Credit Facility Agent(s) and the Permitted Revolving Credit Lender(s). 31 9482345

“Permitted Revolving Credit Lender” means, at any time, any lender that has a Permitted Revolving Credit Commitment as such time. “Permitted Revolving Credit Liens” means Liens on the assets of Holdings and the Restricted Subsidiaries securing a Permitted Revolving Credit Facility, which are (i) either pari passu with or junior to the Liens securing the Obligations and do not extend to any property or assets of Holdings and its Subsidiaries other than the Collateral and (ii) if such Permitted Revolving Credit Facility is established pursuant to Permitted Revolving Credit Facility Documentation rather than a Permitted Revolving Credit Facility Amendment, (A) granted to the Permitted Revolving Credit Facility Agent for the benefit of the Permitted Revolving Credit Facility Lenders under security documents substantially identical to the Security Documents and (B) subject to a customary intercreditor or collateral sharing or subordination arrangement in form and substance reasonably satisfactory to the Administrative Agent that is entered into between the Collateral Agent (as collateral agent for the Secured Parties) and the Permitted Revolving Credit Facility Agent and that provides for lien sharing and the pari passu or junior treatment of the Permitted Revolving Credit Facility Liens with the Liens securing the Obligations. “Permitted Share Buyback” means any existing share repurchase program of Holdings pursuant to which Holdings may repurchase a portion of its Equity Interests pro rata from its equityholders. “Permitted Spin-Off” means (i) the Spinoff and (ii) any additional spinoff transactions of all or a portion of the consumer real estate portal business and/or related entities of the Borrower and its Subsidiaries, provided that, solely with respect to any transaction contemplated by this clause (ii), immediately before and after giving effect to such transaction, (x) no Event of Default exists and (y) the Total Leverage Ratio, determined in accordance with Section 7.07 as of the last day of the Fiscal Quarter most recently ended for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered, does not exceed 3.00:1.00. Any such transaction may be structured as a disposition of Equity Interests of such entities or one or more investment vehicles created in contemplation of such transaction (any such investment vehicle, a “Permitted Spin-Off Vehicle”) or otherwise and may include the sales or dispositions of assets and any investments, distributions and sales made in connection therewith. “Permitted Spin-Off Vehicle” has the meaning specified in the definition of “Permitted Spin-Off.” “Person” or “person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities. “Platform” has the meaning specified in Section 10.08. “Prepayment Date” has the meaning specified in Section 2.08(b)(ix). “Prime Rate” means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, 32 9482345 which may be priced at, above or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. “Principal Customer Acquisition” means any acquisition by (i) Ocwen, (ii) HLSS or (iii) any Spun-Off Entity or a Subsidiary of a Spun-Off Entity, in each case whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person, or of a pool of residential asset portfolios (including, without limitation, real estate owned property or non-performing loan assets) or a servicing platform or mortgage servicing rights related to any of the foregoing; provided that, with respect to any acquisition of interest in real estate owned property or non-performing loan assets (x) such acquisition shall be limited to such property or assets owned by a Spun-Off Entity formed in connection with the Spinoff and (y) Holdings’ or any of its Subsidiaries’ interest in any such property or assets shall terminate upon the completion of the Spinoff. “Proposed Discounted Prepayment Amount” has the meaning specified in Section 2.08(a)(iii)(B). “Projections” has the meaning specified in Section 6.01(c). “Public Lender” has the meaning specified in Section 10.08. “Qualified Cash” means, as of any date of determination, the amount of Cash and Cash Equivalents held by the Loan Parties (as reflected on their consolidated balance sheet in accordance with GAAP) that are not subject to any Lien other than any Lien in favor of the Collateral Agent securing Obligations. “Qualifying Lenders” has the meaning specified in Section 2.08(a)(iii)(D). “Qualifying Loans” has the meaning specified in Section 2.08(a)(iii)(D). “Real Property” of any Person means all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds. “Recipient” means the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Refinancing Amendment” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and the Lenders providing Refinancing Debt, effecting the incurrence of such Refinancing Debt in accordance with Section 2.14, including the Second Amendment. “Refinancing Borrowing Date” has the meaning specified in Section 2.14(c). “Refinancing Debt” has the meaning specified in Section 2.14(a). 33 9482345

“Refinancing Debt Liens” means Liens on the assets of Holdings and the Restricted Subsidiaries securing Refinancing Debt, which are, in the case of such Liens on the Collateral, junior to, or pari passu with, the Liens securing the Obligations, provided that such Liens are granted under security documents to a collateral agent or collateral trustee for the benefit of the holders of such Indebtedness and (i) in the case of such Liens on the Collateral that are junior to the Liens on the Collateral securing the Obligations, subject to a customary intercreditor agreement that is reasonably satisfactory to the Administrative Agent and that is entered into between the Collateral Agent (as collateral agent for the Secured Parties), such other collateral agent or collateral trustee, the Loan Parties and any other relevant collateral agent or collateral trustee and which provides for lien sharing and for the junior treatment of such Liens on the Collateral to the Liens on the Collateral securing the Obligations, or (ii) in the case of such Liens on the Collateral that are pari passu with the Liens on the Collateral securing the Obligations, subject to a customary intercreditor agreement that is reasonably satisfactory to the Administrative Agent and that is entered into between the Collateral Agent (as collateral agent for the Secured Parties), such other collateral agent or collateral trustee, the Loan Parties and any other relevant collateral agent or collateral trustee and which provides for lien sharing and the pari passu treatment of such Liens on the Collateral with the Liens on the Collateral securing the Obligations. “Refinancing Lender” has the meaning specified in Section 2.14(b). “Register” has the meaning specified in Section 10.06(c). “Regulation D” means Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements. “Regulation FD” means Regulation FD under the Securities Act as from time to time in effect and any successor to all or a portion thereof. “Regulation T” means Regulation T of the Board as from time to time in effect and any successor to all or a portion thereof. “Regulation U” means Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof. “Regulation X” means Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof. “Related Parties” means, with respect to any specified person, such person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such person and such person’s Affiliates. “Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater. “Removal Effective Date” has the meaning specified in Section 9.06(b). 34 9482345

“Repricing Transaction” means any prepayment, refinancing, refunding, replacement or repricing, in whole or in part, of any of the Loans, directly or indirectly, (i) from, or in anticipation of the receipt of, the proceeds of any Indebtedness (whether issued in one transaction or a series of related transactions, and including any Incremental Term Loans or any Refinancing Debt) whose primary purpose is to refinance the Loans, or (ii) pursuant to any amendment to this Agreement, in any case and for any series of related transactions determined across all such transactions, having or resulting in an effective interest rate or weighted average yield (to be determined by the Administrative Agent consistent with generally accepted financial practices, after giving effect to margins, “floors”, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof generally and in their capacity as lenders or holders) as of the date of such refinancing, refunding, replacement or repricing that is, or could be by the express terms of such Indebtedness (and not by virtue of any fluctuation in the Adjusted Eurodollar Rate or Base Rate), less than the Applicable Margin for, or weighted average yield of (to be determined by the Administrative Agent, on the same basis as above) such Loans immediately prior to such refinancing, refunding, replacement or repricing. “Required Lenders” means, at any time, Lenders having Loans outstanding that, taken together, represent more than 50% of the sum of all Loans outstanding at such time. The Loans of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Resignation Effective Date” has the meaning specified in Section 9.06(a). “Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Holdings or any Restricted Subsidiary now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Holdings or any Restricted Subsidiary now or hereafter outstanding; (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Holdings or any Restricted Subsidiary now or hereafter outstanding; and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in substance or legal defeasance), sinking fund or similar payment with respect to, any Junior Indebtedness (including Subordinated Indebtedness), any preferred stock, and any Indebtedness convertible into any class of stock of the Holdings or any Restricted Subsidiary. “Restricted Subsidiary” means any Subsidiary of Holdings or the Borrower, as the context may require, which is not an Unrestricted Subsidiary; provided that any reference to a Restricted Subsidiary without further designation shall be deemed to refer to a Restricted Subsidiary of Holdings (including the Borrower). Notwithstanding the foregoing, none of the Original Spun-Off Entities shall be deemed to be a Restricted Subsidiary at any time prior to the date that is 90 days (or such longer period, not to exceed an additional 90 days, as may be reasonably agreed by the Administrative Agent) after the initial Borrowing Date. “Rollover Lender” means each Lender party to the Credit Agreement immediately prior to the Second Amendment Effective Date which elects to exchange outstanding Original Term Loans for Term Loans under and in accordance with the Second Agreement. 35 9482345

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw Hill, Inc. “Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, or (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC. “Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC. “Scheduled Repayment” has the meaning specified in Section 2.07(a)(i). “Scheduled Repayment Date” has the meaning specified in Section 2.07(a)(i). “SEC” means the Securities and Exchange Commission or any successor thereto. “Second Amendment” means that certain Amendment No. 2 to Credit Agreement dated as of December 9, 2013 among the Borrower, Holdings, the Administrative Agent, the Administrative Agent for and on behalf of the Consenting Lenders (as defined therein) and the Rollover Lenders, and the Additional Refinancing Lenders (as defined therein) party thereto. “Second Amendment Effective Date” means the date on which the conditions specified in Sections 4.01 and/or 4.02 of the Second Amendment and Section 4.03 of the Second Amendment are in each case satisfied (or waived). “Second Amendment Engagement Letter” means that certain Engagement Letter dated as of December 9, 2013 by and among the Borrower and the Lead Arrangers. “Secured Parties” has the meaning specified in the Security Agreement. “Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing. “Securities Account” means a securities account (as that term is defined in the UCC). “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Security Agreement” has the meaning specified in Section 5.02(i). 36 9482345

“Security Agreement Collateral” means all “Collateral” as defined in the Security Agreement. “Security Document” means and includes each of the Security Agreement, the Patent Security Agreement, the Trademark Security Agreement, the Copyright Security Agreement, each Mortgage, each Luxembourg Security Agreement and any other related document, agreement or grant pursuant to which Holdings or any of its Subsidiaries that are Loan Parties grants, perfects or continues a security interest in favor of the Collateral Agent for the benefit of the Secured Creditors. “Senior Secured Leverage Ratio” means the ratio, as of the last day of any Fiscal Quarter, of (i) Consolidated Senior Secured Debt (net of Qualified Cash) as of such day to (ii) Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending on such date. “Significant Subsidiary” means, at any time, each Restricted Subsidiary which represents (a) 10.0% or more of Consolidated Adjusted EBITDA, (b) 10.0% or more of Consolidated Total Assets or (c) 10.0% or more of Consolidated total revenues of Holdings and the Restricted Subsidiaries, in each case as determined at the end of the most recent Fiscal Quarter of Holdings based on the financial statements of Holdings delivered pursuant to Section 6.01(a) and (b) of this Agreement (but excluding from each such calculation the contribution of Unrestricted Subsidiaries). “Solvent” means, (i) with respect to any Loan Party that is not a Luxembourg Party, that as of the date of determination, (a) the sum of such Loan Party’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Loan Party’s present assets; (b) such Loan Party’s capital is not unreasonably small in relation to its business or with respect to any transaction contemplated to be undertaken; and (c) such Person has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it shall incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise) and (ii) with respect to any Luxembourg Party, that such Luxembourg Party is able to pay its debts (in particular, it is not in a state of cessation of payments (cessation de paiements) and has not lost its commercial creditworthiness) and is not reasonably expected to become unable to do so. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “Spinoff” means a spin-off of the Altisource Residential and Altisource Asset Management entities and businesses, including the Spinoff Capitalization. “Spinoff Capitalization” has the meaning specified in Section 6.12(a). “Spun-Off Entity” means any Person no longer owned or controlled by Holdings or a Restricted Subsidiary which was subject to a Permitted Spin-Off. “Subject Transaction” has the meaning specified in Section 7.07. “Subordinated Indebtedness” means any unsecured Junior Indebtedness of the Borrower the payment of principal and interest of which and other obligations of the Borrower in respect thereof are subordinated to the prior payment in full of the Obligations on terms and conditions satisfactory to the Administrative Agent. 37 9482345

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50.0% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. “Subsidiary Guarantor” means (i) Lux Holdco, (ii) each wholly-owned Material Subsidiary of Holdings (other than the Borrower) that is not prohibited or restricted by applicable law (including any requirement to obtain the consent or approval of any Governmental Authority that has not been obtained) from guaranteeing the Obligations. and (iii) each other Subsidiary of Holdings (other than the Borrower) that has become a Guarantor in accordance with Section 6.09. “Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges of any nature and whatever called imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term B Borrowing” means a Borrowing comprised of Term B Loans (and any Incremental Term Loans in the form of Term B Loans). “Term B Facility” means the Term B Loan Commitments and the Term B Loans made hereunder (and any Incremental Term Loan Commitments for Incremental Term Loans in the form of Term B Loans). “Term B Facility Maturity Date” means the seventh anniversary of the Second Amendment Effective Date. “Term B Loan Commitment” means with respect to each Lender, the commitment of such Lender to make (i) Term B Loans on the Second Amendment Effective Date as set forth in Section 2.01(i) and (ii) any Incremental Term Loans in the form of Term B Loans as set forth in Section 2.01(ii). The initial amount of each Lender’s Term B Loan Commitment on the Second Amendment Effective Date iswas (x) set forth in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term B Loan Commitment or (y) the amount otherwise notified to such Lender by the Administrative Agent prior to the Second Amendment Effective Date, as applicable. The aggregate amount of the Term B Loan Commitments on the SecondThird Amendment Effective Date is $397,497,493.74.200,000,000, which Term B Loan Commitments are in the form of the Third Amendment Incremental Term Loan Commitments. “Term B Loans” means the term loans made by the Lenders to the Borrower pursuant to Section 2.01(i) (and any Incremental Term Loans in the form of Term B Loans made by the Incremental Term Lenders to the Borrower pursuant to Section 2.01(ii)). 38 9482345

“Term Borrowing” means any Term B Borrowing and/or any Incremental Term Borrowing. “Term Credit Obligations” means, with respect to each Loan Party, without duplication: (i) in the case of the Borrower, all principal of, premium, if any, and interest (including, without limitation, any interest which accrues after the commencement of any proceeding under any Debtor Relief Law with respect to the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on, any Loan under, or any Note issued pursuant to, this Agreement or any other Loan Document; (ii) all fees, expenses, indemnification obligations and other amounts of whatever nature now or hereafter payable by such Loan Party (including, without limitation, any amounts which accrue after the commencement of any proceeding under any Debtor Relief Law with respect to such Loan Party, whether or not allowed or allowable as a claim in any such proceeding) pursuant to this Agreement or any other Loan Document; (iii) all expenses of the Agents as to which one or more of the Agents have a right to reimbursement by such Loan Party under Section 10.04(a) of this Agreement or under any other similar provision of any other Loan Document, including, without limitation, any and all sums advanced by the Collateral Agent to preserve the Collateral or preserve its security interests in the Collateral to the extent permitted under any Loan Document or applicable Law; (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement by such Loan Party under Section 10.04(b) of this Agreement or under any other similar provision of any other Loan Document; and (v) in the case of Holdings and each Subsidiary Guarantor, all amounts now or hereafter payable by Holdings or such Subsidiary Guarantor and all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any proceeding under any Debtor Relief Law with respect to the Borrower, Holdings or such Subsidiary Guarantor, whether or not allowed or allowable as a claim in any such proceeding) on the part of Holdings or such Subsidiary Guarantor pursuant to this Agreement, the Guaranty or any other Loan Document; together in each case with all renewals, modifications, consolidations or extensions thereof. “Term Facility Maturity Date” means the Term B Facility Maturity Date and/or any Incremental Term Facility Maturity Date, as the case may be. “Term Loan Commitment” means any Term B Loan Commitment and/or any Incremental Term Loan Commitment. “Term Loans” means the Term B Loans and/or any Incremental Term Loans. “Third Amendment” means that certain Amendment No. 3 to Credit Agreement dated as of August 1, 2014 among the Borrower, Holdings, the Administrative Agent and the Lenders party thereto. 39 9482345

“Third Amendment Effective Date” means the date on which the conditions specified in Section 5.01 of the Third Amendment are in each case satisfied (or waived). “Third Amendment Engagement Letter” means that certain Engagement Letter dated as of June 16, 2014 by and among the Borrower and the Lead Arrangers. “Third Amendment Incremental Term Loan Commitments” means Incremental Term Loan Commitments established pursuant to the Third Amendment. “Third Amendment Incremental Term Loans” means Incremental Term Loans implemented pursuant to the Third Amendment. “Total Leverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Total Debt (net of Qualified Cash) as of such day to (ii) Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending on such date. “Trademark Security Agreement” shall mean that Trademark Security Agreement, dated as of the date hereof, among the Loan Parties party thereto and the Collateral Agent. “Transaction” means, collectively, the execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party, the incurrence of Loans on the Borrowing Date and the use of proceeds thereof and the payment of all fees and expenses in connection with the foregoing. “Type” means, when used in respect of any Loan or Borrowing, the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall be either the Adjusted Eurodollar Rate or the Base Rate. “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction. “United States” and “U.S.” each means the United States of America. “Unrestricted Subsidiary” means (i) any Subsidiary of the Borrower designated as such and listed on Schedule 1.02 on the initial Borrowing Date and (ii) any Subsidiary of the Borrower that is designated by a resolution of the board of directors of the Borrower as an Unrestricted Subsidiary, but only to the extent that, in the case of each of clauses (i) and (ii), such Subsidiary, except to the extent not otherwise prohibited under Article 7: (a) has no Indebtedness other than Non-Recourse Debt; (b) is not party to any agreement, contract, arrangement or understanding with Holdings or any Restricted Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to Holdings or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Holdings or such Restricted Subsidiary; (c) is a Person with respect to which neither Holdings nor any Restricted Subsidiary has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; and (d) does not guarantee or otherwise provide credit support after the time of such designation for any Indebtedness of Holdings or any Restricted Subsidiary; provided that at no time shall all Unrestricted Subsidiaries have in the aggregate Consolidated total assets (as reflected on the most recent financial statements delivered pursuant to Section 6.01 prior to such time) in excess of 5.0% of Consolidated Total Assets. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted 40 9482345

Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes hereof and the Borrower shall, not more than forty-five (45) days after the date by which financial statements for such Fiscal Quarter is required to be delivered pursuant to Section 6.01 (or such longer period as the Administrative Agent may reasonably agree), (1) designate in writing to the Administrative Agent one or more of such Unrestricted Subsidiaries as “Restricted Subsidiaries” to the extent required such that the foregoing excess ceases and (2) comply with the provisions of Section 6.09 applicable to such Subsidiaries. Subject to the foregoing, the Borrower may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary or any Restricted Subsidiary to be an Unrestricted Subsidiary; provided that (i) such designation shall only be permitted if (y) no Default or Event of Default would be in existence immediately following such designation and (z) immediately prior to and after giving effect to such designation, the Total Leverage Ratio, determined in accordance with Section 7.07 as of the last day of the Fiscal Quarter most recently ended for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered, does not exceed 3.50:1.00, (ii) any designation of an Unrestricted Subsidiary as a Restricted Subsidiary shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of any outstanding Indebtedness of such Unrestricted Subsidiary and (iii) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary shall be deemed to be an Investment in an Unrestricted Subsidiary and shall reduce amounts available for Investments in Unrestricted Subsidiaries permitted by Section 7.06 in an amount equal to the fair market value of the Subsidiary so designated; and, provided, further, that the Borrower may subsequently redesignate any such Unrestricted Subsidiary as a Restricted Subsidiary so long as the Borrower does not subsequently re-designate such Restricted Subsidiary as an Unrestricted Subsidiary. For the avoidance of doubt, in no event may the Borrower be an Unrestricted Subsidiary. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the product obtained by multiplying (y) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (z) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness. “Yield Differential” has the meaning specified in Section 2.12(b). Terms Generally. The definitions set forth or referred to in Section Section 1.02. 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements hereof and thereof. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, subject to the procedure described in Section 1.03(b). 41 9482345

Accounting Terms and Determinations. Section 1.03. Generally. All accounting terms not specifically or completely defined herein (a) shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements required to be delivered under Section 6.01(b), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Holdings and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. For the avoidance of doubt, Unrestricted Subsidiaries will not be subject to the representations and warranties, affirmative or negative covenants or event of default provisions under this Agreement or any other Loan Document, and the results of operations, cash flows, assets and indebtedness or other liabilities of Unrestricted Subsidiaries will not be taken into account or consolidated with the accounts of the applicable Loan Party or Restricted Subsidiary for purposes of determining any financial calculation contained in this Agreement and any cash or cash equivalents of any Unrestricted Subsidiary will not be taken into account for purposes of any net debt test under this Agreement except to the extent transferred to a Loan Party or a Restricted Subsidiary. Changes in GAAP. If at any time any change in GAAP would affect the (b) computation of any financial ratio or requirement set forth in any Loan Document, and the Borrower shall so request, the Administrative Agent and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided that the Administrative Agent may not request that any leases be treated in accordance with the Proposed Accounting Standards Update (Topic 840) dated August 17, 2010 or any similar change in GAAP (that will require leases that could be treated as operating leases on the initial Borrowing Date be treated as Capital Leases); and provided, further, that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and any other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Effectuation of Transactions. Each of the representations and Section 1.04. warranties of each Loan Party contained in this Agreement (and all corresponding definitions) are made after giving effect to the Transactions, unless the context otherwise requires. Other Interpretive Provisions. For purposes of determining Section 1.05. compliance at any time with Sections 7.01, 7.02, 7.04, 7.06, 7.08 and 7.11, in the event that any Indebtedness, Lien, Restricted Junior Payment, Investment, disposition or Affiliate transaction meets the criteria of more than one of the categories of transactions permitted pursuant to any clause of such Sections 7.01, 7.02, 7.04, 7.06, 7.08 and 7.11, such transaction (or portion thereof) at such time shall be permitted under one or more of such clauses as determined by the Borrower in its sole discretion at such time of determination. Currency Equivalents Generally. Section 1.06. 42 9482345

For purposes of determining compliance with Sections 7.01, 7.02 and 7.06 with (a) respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Indebtedness or Investment is incurred (so long as such Indebtedness or Investment, at the time incurred, made or acquired, was permitted hereunder). For purposes of determining the Total Leverage Ratio and the Senior Secured (b) Leverage Ratio, amounts denominated in a currency other than Dollars will be converted to Dollars at the currency exchange rates used in preparing Holdings’ financial statements corresponding to the test period with respect to the applicable date of determination and will, in the case of Indebtedness, reflect the currency translation effects, determined in accordance with GAAP, of Hedge Agreements permitted hereunder for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar equivalent of such Indebtedness. ARTICLE II THE CREDITS Commitments. Subject to the terms and conditions set forth herein: Section 2.01. (i) (A) each Lender having a Term B Loan Commitment on the Effective Date made a Term B Loan to the Borrower on the Effective Date in a principal amount equal to its Term B Loan Commitment on the Effective Date, which amount of Original Term Loans advanced to the Borrower on the Effective Date was equal to $200,000,000, (B) each Lender having a First Amendment Incremental Term Loan Commitment on the First Amendment Effective Date made a First Amendment Incremental Term Loan to the Borrower on the First Amendment Effective Date in a principal amount equal to its First Amendment Incremental Term Loan Commitment on the First Amendment Effective Date, which amount of Original Term Loans advanced to the Borrower on the First Amendment Effective Date was equal to $200,000,000 and200,000,000, (C) each Lender having a Term B Loan Commitment on the Second Amendment Effective Date agrees to make Term B Loans to the Borrower on the Secondmade Term B Loans to the Borrower on the Second Amendment Effective Date in a principal amount equal to its Term B Loan Commitment on the Second Amendment Effective Date and (D) each Lender having a Third Amendment Incremental Term Loan Commitment on the Third Amendment Effective Date agrees to make a Third Amendment Incremental Term Loan to the Borrower on the Third Amendment Effective Date in a principal amount not to exceed its Third Amendment Incremental Term B Loan Commitment and after the funding of the Term B Loans on the Second Amendment Effective Date, the Term B Loan Commitment of each Lender shall terminate, provided that the obligation of each Lender which is a Rollover Lender to make such Term B Loans shall be deemed satisfied by the execution and delivery to the Administrative Agent of a duly completed signature page to the Second Amendment (and the Term Loans of such Rollover Lender shall be deemed made on the Second Amendment Effective Date) Loan Commitment on the Third Amendment Effective Date. For the avoidance of doubt, the aggregate amount of Term B Loans outstanding as of the Third Amendment Effective Date, immediately after giving effect to the funding of the Third Amendment Incremental Loans, is $594,516,243.74; and (ii) each Lender having an Incremental Term Loan Commitment agrees, subject to the terms and conditions set forth in the applicable Incremental Assumption Agreement, to make Incremental Term Loans to the Borrower, in an aggregate principal amount 43 9482345 not to exceed its Incremental Term Loan Commitment and after the funding of the applicable Incremental Term Loan Commitment, such Incremental Term Loan Commitment shall terminate. Loans and Borrowings. (a) Each Loan shall be made as part of a Section 2.02. Borrowing consisting of Loans under the same Facility and of the same Type made by the Lenders ratably in accordance with their respective Commitments under the applicable Facility. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Subject to Section 3.03, each Borrowing shall be comprised entirely of Base (b) Rate Loans or Eurodollar Rate Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Base Rate Loan or Eurodollar Rate Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 3.01 or 3.04 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise. Borrowings of more than one Type and under more than one Facility may be (c) outstanding at the same time; provided, that there shall not at any time be more than a total of 10 Eurodollar Rate Borrowings outstanding under the Facility. Notwithstanding any other provision of this Agreement, the Borrower shall not (d) be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the applicable Term Facility Maturity Date. Further, no Interest Period in respect of any Borrowing may be selected which extends beyond a Scheduled Repayment Date specified in Section 2.07, in the case of Term B Loans, or a principal amortization payment date specified in the applicable Incremental Assumption Agreement, in the case of Incremental Term Loans, unless, after giving effect to the selection of such Interest Period, the aggregate principal amount of Term Loans of the applicable Facility which are comprised of Base Rate Loans together with such Term Loans comprised of Eurodollar Rate Loans with Interest Periods expiring on or prior to such date are at least equal to the aggregate principal amount of Term Loans of the applicable Facility due on such date. Requests for Borrowings. To request a Term Borrowing, the Borrower Section 2.03. shall notify the Administrative Agent of such request (which notice may be by telephone) (a) in the case of a Eurodollar Rate Borrowing, not later than 11:00 a.m., Local Time, three Business Days before the date of the proposed Borrowing or (b) in the case of a Base Rate Borrowing, not later than 11:00 a.m., Local Time, one Business Day before the date of the proposed Borrowing; provided, however, that if the Borrower wishes to request a Eurodollar Rate Borrowing having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to the requested date of such Borrowing. Each telephonic notice shall be irrevocable and shall be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Request signed by the Borrower. Each such notice and Borrowing Request shall specify the following information in compliance with Section 2.02: whether such Borrowing is to be a Borrowing of Term B Loans or Other (i) Term Loans; the aggregate amount of the requested Borrowing, which shall be an (ii) integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; 44 9482345 the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be a Base Rate Borrowing or a Eurodollar (iv) Rate Borrowing; in the case of a Eurodollar Rate Borrowing, the initial Interest Period to (v) be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and the location and number of the Borrower’s account to which funds are to (vi) be disbursed. If the Borrower fails to specify a Type of Loan in a Borrowing Request, then the Term Loans shall be made as Base Rate Loans. If no Interest Period is specified with respect to any requested Eurodollar Rate Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Funding of Borrowings. Each Lender shall make each Loan to be Section 2.04. made by it hereunder on the Business Day specified in the applicable Borrowing Request by wire transfer of immediately available funds by 12:00 p.m., Local Time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower as specified in the Borrowing Request. Interest Elections. (a) Each Borrowing initially shall be of the Type Section 2.05. specified in the applicable Borrowing Request and, in the case of a Eurodollar Rate Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Rate Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.05. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. To make an election pursuant to this Section 2.05, the Borrower shall notify the (b) Administrative Agent of such election (which notice may be by telephone) by the time that a notice would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each telephonic notice shall be irrevocable and shall be confirmed promptly by delivery to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower. Each telephonic and written Interest Election Request shall be irrevocable and (c) shall specify the following information in compliance with Section 2.02: the Borrowing to which such Interest Election Request applies and, if (i) different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing, and the 45 9482345 aggregate amount of each such resulting Borrowing shall be an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum); the effective date of the election made pursuant to such Interest Election (ii) Request, which shall be a Business Day; whether the resulting Borrowing is to be a Base Rate Borrowing or a (iii) Eurodollar Rate Borrowing; and if the resulting Borrowing is a Eurodollar Rate Borrowing, the Interest (iv) Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.” If any such Interest Election Request requests a Eurodollar Rate Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. Promptly following receipt of an Interest Election Request, the Administrative (d) Agent shall advise each Lender to which such Interest Election Request relates of the details thereof and of such Lender’s portion of each resulting Borrowing. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Rate Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Rate Borrowing with a one-month Interest Period. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is Continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is Continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Rate Borrowing and (ii) unless repaid, each Eurodollar Rate Borrowing shall be converted to a Base Rate Borrowing at the end of the Interest Period applicable thereto. Agreement to Repay Loans; Evidence of Debt. (a) The Borrower Section 2.06. hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.07. Each Lender shall maintain in accordance with its usual practice an account or (b) accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Administrative Agent shall maintain accounts in which it shall record (i) the (c) amount of each Loan made hereunder, the Facility and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) any amount received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. The entries made in the accounts maintained pursuant to paragraph (b) or (c) of (d) this Section 2.06 shall be conclusive evidence of the existence and amounts of the obligations recorded therein, absent manifest error; provided, that the failure of any Lender or the Administrative Agent to 46 9482345

maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control absent manifest error. Any Lender may request that Loans made by it be evidenced by a promissory (e) note substantially in the form of Exhibit D hereto (a “Note”). In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.06) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). Repayment of Term Loans. (a) Subject to the other paragraphs of this Section 2.07. Section 2.07, the Borrower shall repay Term B Borrowings (including, for the (i) avoidance of doubt, the Third Amendment Incremental Term Loans) to the Administrative Agent for the ratable accounts of the Lenders on the last Business Day of March, June, September and December, commencing with December 31, 2013,September 30, 2014, and prior to the Term B Facility Maturity Date (each such date, a “Scheduled Repayment Date”) in the aggregate principal amount (a “Scheduled Repayment”) equal to $993,7501,486,290.61; in the event that any Incremental Term Loans are made on an Increased (ii) Amount Date, the Borrower shall repay such Incremental Term Loans on the dates and in the amounts set forth in the Incremental Assumption Agreement; and to the extent not previously paid, outstanding Term Loans shall be due (iii) and payable on the applicable Term Facility Maturity Date. Prepayment of the Term Loans from: (b) any mandatory prepayments of the Term Loans pursuant to Section (i) 2.08(b) shall be applied as specified therein; any optional prepayments of the Term Loans pursuant to Section (ii) 2.08(a)(i) shall be applied among the remaining Scheduled Repayments of the Term Loans as the Borrower may direct and, in the absence of such direction, in direct order of maturity; any Discounted Voluntary Prepayments of the Term Loans pursuant to (iii) Section 2.08(a)(iii) shall be applied in direct order of maturity. Prepayment of Loans. Section 2.08. Voluntary Prepayments. (a) 47 9482345

The Borrower shall have the right at any time and from time to time to (i) prepay any Loan in whole or in part, without premium or penalty (other than as set forth in clause (ii) below, and subject to Section 3.05), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the amount outstanding, subject to prior notice in accordance with this Section 2.08(a)(i), which notice shall be irrevocable except to the extent conditioned on a refinancing of all or any portion of the Facilities. Each prepayment made pursuant to Section 2.08(a)(i) shall be made upon notice to the Administrative Agent, which may be given by telephone, which notice must be received by the Administrative Agent not later than 11:00 a.m. Local Time (x) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (y) one Business Days prior to the date of prepayment of Base Rate Loans. Each such notice shall specify the date and amount of such prepayment, the applicable Facility and Type(s) of Loans to be prepaid, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans, and if such prepayment will be made with the prepayment premium described in clause (ii) below. Each telephonic notice by the Borrower pursuant to Section 2.08(a)(i) must be confirmed promptly by delivery to the Administrative Agent of a written prepayment notice in a form approved by the Administrative Agent, appropriately completed and signed by an Authorized Officer of the Borrower. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s percentage (carried out to the ninth decimal place) of the applicable Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan under this Section 2.08 shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Notwithstanding anything herein to the contrary, in the event that on or (ii) prior to the date that is six months followingafter the SecondThird Amendment Effective Date, the Borrower (x) makes any prepayment of Term Loans with the proceeds of any Repricing Transaction described under clause (i) of the definition of Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction under clause (ii) of the definition of Repricing Transaction, the Borrower shall on the date of such prepayment or amendment, as applicable, pay to each Lender (I) in the case of such clause (x), 1.00% of the principal amount of the Term Loans so prepaid and (II) in the case of such clause (y), 1.00% of the aggregate amount of the Term Loans affected by such Repricing Transaction and outstanding on the effective date of such amendment. Voluntary Non-Pro-Rata Prepayments. (iii) Notwithstanding anything to the contrary herein, the Borrower (A) shall have the right at any time and from time to time to prepay Term Loans at a discount to the par value of such Loans and on a non pro rata basis (each, a “Discounted Voluntary Prepayment”) without premium or penalty (but subject to Section 3.05) pursuant to the procedures described in this Section 2.08(a)(iii), provided that, on the date of any such Discounted Voluntary Prepayment, the Borrower shall deliver to the Administrative Agent a certificate of an Authorized Officer stating (1) that no Default or Event of Default has occurred and is Continuing or would result from the Discounted Voluntary Prepayment (after giving effect to any related waivers or amendments obtained in connection with such Discounted Voluntary Prepayment), (2) that each of the conditions to such Discounted Voluntary Prepayment contained in this Section 2.08(a)(iii) has been satisfied, (3) the aggregate principal amount of Term Loans 48 9482345 so prepaid pursuant to such Discounted Voluntary Prepayment, and (4) that the Borrower does not have any material Non-Public Information with respect to itself or any of its Subsidiaries that either (A) has not been disclosed to the Lenders (other than Lenders that do not wish to receive such information) or has not otherwise been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD, prior to such time or (B) if not disclosed to the Lenders, could reasonably be expected to have a material effect upon, or otherwise be material to, Holdings and the Restricted Subsidiaries. To the extent the Borrower seeks to make a Discounted (B) Voluntary Prepayment, the Borrower will provide written notice to the Administrative Agent substantially in the form of Exhibit E hereto (each, a “Discounted Prepayment Option Notice”) that the Borrower desires to prepay Term Loans in each case in an aggregate principal amount specified therein by the Borrower (each, a “Proposed Discounted Prepayment Amount”), in each case at a discount to the par value of such Term Loans as specified below. The Proposed Discounted Prepayment Amount of Term Loans shall be an integral multiple of the Borrowing Multiple and not less than $ 5,000,000. The Discounted Prepayment Option Notice shall further specify with respect to the proposed Discounted Voluntary Prepayment: (A) the Term Loans (i.e., Term B Loans or Other Term Loans) to be prepaid; (B) the Proposed Discounted Prepayment Amount for the Term Loans, (C) a discount range (which may be a single percentage) selected by the Borrower with respect to such proposed Discounted Voluntary Prepayment equal to a percentage of par of the principal amount of Term Loans (the “Discount Range”); provided that the Borrower may elect not to include a Discount Range in the Discounted Prepayment Option Notice and (D) the date by which Lenders are required to indicate their election to participate in such proposed Discounted Voluntary Prepayment which shall be at least five Business Days following the date of the Discounted Prepayment Option Notice (the “Acceptance Date”). Upon receipt of a Discounted Prepayment Option Notice, the (C) Administrative Agent shall promptly notify all Lenders under the applicable Facility. On or prior to the Acceptance Date, each such Lender may specify by written notice substantially in the form of Exhibit F hereto (each, a “Lender Participation Notice”) to the Administrative Agent (A) a maximum discount to par (the “Acceptable Discount”), which Acceptable Discount shall be within the Discount Range, if the Discount Range is specified in the Discounted Prepayment Option Notice (for example, a Lender specifying a discount to par of 20% would accept a purchase price of 80% of the par value of the Loans to be prepaid), and (B) a maximum principal amount (subject to rounding requirements specified by the Administrative Agent) of Term Loans held by such Lender with respect to which such Lender is willing to permit a Discounted Voluntary Prepayment at the Acceptable Discount (the “Offered Loans”). Based on the Acceptable Discounts and principal amounts of the Offered Loans specified by the Lenders in the applicable Lender Participation Notice, the Administrative Agent and the Borrower, acting jointly, shall determine the applicable discount for the Term Loans (the “Applicable Discount”), which Applicable Discount shall be (A) the percentage specified by the Borrower if the Borrower has selected a single percentage pursuant to Section 2.08(a)(iii)(B) for the Discounted Voluntary Prepayment or (B) otherwise, the highest Acceptable Discount at which the Borrower can pay the Proposed Discounted Prepayment Amount in full (determined by adding the principal amounts of Offered Loans commencing with the Offered Loans with the highest Acceptable Discount); provided, however, that in the event that such Proposed Discounted Prepayment Amount cannot be repaid in full at any Acceptable Discount, the Applicable Discount shall be (x) the highest Acceptable Discount within the Discount Range or (y) if no Discount Range was specified in the Discounted Prepayment Option Notice, the highest Acceptable Discount acceptable to the Borrower. The Applicable Discount shall be applicable 49 9482345 for all Lenders who have offered to participate in the Discounted Voluntary Prepayment and have Qualifying Loans. Any Lender with outstanding Loans whose Lender Participation Notice is not received by the Administrative Agent by the Acceptance Date shall be deemed to have declined to accept a Discounted Voluntary Prepayment of any of its Loans at any discount to their par value within the Applicable Discount. The Borrower shall make a Discounted Voluntary Prepayment (D) by prepaying those Term Loans (or the respective portions thereof) offered by the Lenders (“Qualifying Lenders”) that specify an Acceptable Discount that is equal to or greater than the Applicable Discount (“Qualifying Loans”) at the Applicable Discount, provided that if the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would exceed the amount of aggregate proceeds required to prepay the Proposed Discounted Prepayment Amount, such amounts in each case calculated by applying the Applicable Discount, the Borrower shall prepay such Qualifying Loans ratably among the Qualifying Lenders based on their respective principal amounts of such Qualifying Loans (subject to rounding requirements specified by the Administrative Agent). If the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would be less than the amount of aggregate proceeds required to prepay the Proposed Discounted Prepayment Amount, in each case calculated by applying the Applicable Discount, the Borrower shall prepay all Qualifying Loans. Each Discounted Voluntary Prepayment shall be made within (E) five Business Days of the Acceptance Date (or such later date as the Administrative Agent and the Borrower shall reasonably agree, given the time required to calculate the Applicable Discount and determine the amount and holders of Qualifying Loans), without premium or penalty (except as set forth in Section 3.05), upon irrevocable notice substantially in the form of Exhibit G hereto (each a “Discounted Voluntary Prepayment Notice”), delivered to the Administrative Agent no later than 12:00 p.m. Local Time, one Business Day prior to the date of such Discounted Voluntary Prepayment, which notice shall specify the date and amount of the Discounted Voluntary Prepayment and the Applicable Discount determined by the Administrative Agent. Upon receipt of any Discounted Voluntary Prepayment Notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any Discounted Voluntary Prepayment Notice is given, the amount specified in such notice shall be due and payable to the applicable Qualifying Lenders, subject to the Applicable Discount on the applicable Loans, on the date specified therein together with accrued interest (on the par principal amount) to but not including such date on the amount prepaid. To the extent not expressly provided for herein, each Discounted (F) Voluntary Prepayment shall be consummated pursuant to procedures (including as to timing, rounding, minimum amounts, Type and Interest Periods and calculation of Applicable Discount in accordance with Section 2.08(a)(iii)(C) above) established by the Administrative Agent in consultation with the Borrower. Prior to the delivery of a Discounted Voluntary Prepayment (G) Notice, upon written notice to the Administrative Agent, (A) the Borrower may withdraw its offer to make a Discounted Voluntary Prepayment pursuant to any Discounted Prepayment Option Notice and (B) any Lender may withdraw its offer to participate in a Discounted Voluntary Prepayment pursuant to any Lender Participation Notice. For the avoidance of doubt, each Discounted Voluntary (H) Prepayment shall, for purposes of this Agreement, be deemed to be an automatic and immediate 50 9482345 cancellation and extinguishment of the Term Loans prepaid. With respect to each Discounted Voluntary Prepayment, (1) the Borrower shall pay all accrued and unpaid interest, if any, on the par principal amount of the applicable Loans to the date of the Discounted Voluntary Prepayment and, if any Eurodollar Rate Loan is prepaid on a date other than the scheduled last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 3.05 and (2) such Discounted Voluntary Prepayment shall not change the scheduled amortization of the Term Loans required by Section 2.07, except to reduce the amount outstanding and due and payable on the applicable Term Facility Maturity Date (and such reduction, for the avoidance of doubt, shall only apply, on a non-pro-rata basis, to the Term Loans that are the subject of such Discounted Voluntary Prepayment). Mandatory Prepayments. (b) Issuance or Incurrence of Debt. Within five (5) Business Days following (i) receipt by Holdings or any Restricted Subsidiary of any Net Cash Proceeds from the issuance or incurrence of any Refinancing Debt and other Indebtedness of Holdings or any Restricted Subsidiary (other than with respect to any Indebtedness, other than Refinancing Debt, permitted to be incurred pursuant to Section 7.01), the Borrower shall prepay the Loans in an aggregate amount equal to 100% of such Net Cash Proceeds. Asset Sales. Within ten (10) Business Days following the date of receipt (ii) by Holdings or any Restricted Subsidiary of any Net Cash Proceeds in respect of any Asset Sale, the Borrower shall prepay the Loans in an aggregate amount equal to such Net Cash Proceeds; provided that (i) so long as no Event of Default shall have occurred and be Continuing and (ii) upon written notice to the Administrative Agent, directly or through one or more Restricted Subsidiaries, the Borrower shall have the option to invest such Net Cash Proceeds within three hundred sixty-five (365) days of receipt thereof in assets of the general type used in the business of the Borrower and the Restricted Subsidiaries (provided that if, prior to the expiration of such three hundred sixty-five (365) day period, the Borrower, directly or through the Restricted Subsidiaries, shall have entered into a binding agreement providing for such investment on or prior to the expiration of an additional one hundred eighty (180) day period, such three hundred sixty-five (365) day period shall be extended to the date provided for such investment in such binding agreement). Insurance/Condemnation Proceeds. Within ten (10) Business Days (iii) following the date of receipt by Holdings or any Restricted Subsidiary (or the Administrative Agent as loss payee), of any Net Insurance/Condemnation Proceeds in excess of $10,000,000 individually or $15,000,000 in the aggregate in any Fiscal Year, the Borrower shall prepay the Loans in an aggregate amount equal to such excess; provided that, so long as no Event of Default shall have occurred and be Continuing, the Borrower shall have the option, directly or through one or more Restricted Subsidiaries, to invest such Net Insurance/Condemnation Proceeds within three hundred sixty-five (365) days of receipt thereof in assets of the general type used in the business of the Borrower and the Restricted Subsidiaries (provided that if, prior to the expiration of such three hundred sixty-five (365) day period, the Borrower, directly or through the Restricted Subsidiaries, shall have entered into a binding agreement providing for such investment on or prior to the expiration of an additional one hundred eighty (180) day period, such three hundred sixty-five (365) day period shall be extended to the date provided for such investment in such binding agreement). 51 9482345

Consolidated Excess Cash Flow. In the event that there shall be (iv) Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending December 31, 2013), the Borrower shall, no later than ten (10) Business Days after the delivery of financial statements pursuant to Section 6.01(b) (such date, an “ECF Payment Date”), prepay the Loans in an aggregate amount equal to (i) 50% (such percentage as it may be reduced as described below, the “ECF Percentage”) of such Consolidated Excess Cash Flow, minus (ii) voluntary repayments of the Loans pursuant to Section 2.08(a) during such Fiscal Year or after such Fiscal Year end and prior to the time such prepayment pursuant to this clause is due (and, in addition, for the Fiscal Year ending December 31, 2013, after the initial Borrowing Date and prior to the beginning of such Fiscal Year) other than prepayments funded with the proceeds of Indebtedness; provided that (y) the ECF Percentage shall be 25% if the Senior Secured Leverage Ratio shall be 3.50 to 1.00 or less but greater than 2.753.00 to 1.00 for the Fiscal Year covered by such financial statements and (z) the ECF Percentage shall be 0% if the Senior Secured Leverage Ratio shall be equal to or less than 2.753.00 to 1.00 for the Fiscal Year covered by such financial statements. Notwithstanding anything to the contrary in clauses (ii) through (iv) of (v) this Section 2.08(b), (A) to the extent that any Net Cash Proceeds or Net Insurance/Condemnation Proceeds received by any Restricted Subsidiary (each such Restricted Subsidiary, an “Affected Restricted Subsidiary”) or Consolidated Excess Cash Flow attributable to any Affected Restricted Subsidiary is prohibited or delayed by applicable local law from being repatriated to the Borrower or such Affected Restricted Subsidiary’s parent, the portion of such Net Cash Proceeds, Net Insurance/Condemnation Proceeds or Consolidated Excess Cash Flow so affected will not be required to be applied to repay Loans at the times provided in this Section 2.08(b) but may be retained by the applicable Affected Restricted Subsidiary so long, but only so long, as the applicable local law will not permit repatriation (the Borrower hereby agreeing to, or cause any such Affected Restricted Subsidiary to, promptly take all reasonable actions required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds, Net Insurance/Condemnation Proceeds or Consolidated Excess Cash Flow is permitted under the applicable local law, such repatriation will be promptly effected upon any Authorized Officer obtaining knowledge thereof and such repatriated Net Cash Proceeds, Net Insurance/Condemnation Proceeds or Consolidated Excess Cash Flow will be promptly (and in any event not later than five (5) Business Days after such repatriation) applied (net of additional Taxes payable or reserved against as a result thereof) to the repayment of the Loans pursuant to this Section 2.08(b) and (B) to the extent that any Net Cash Proceeds, Net Insurance/Condemnation Proceeds or Consolidated Excess Cash Flow is not prohibited or delayed by applicable local law from being repatriated, but the Borrower has determined in good faith that repatriation of any Net Cash Proceeds, Net Insurance/Condemnation Proceeds or Consolidated Excess Cash Flow would have material adverse Tax cost consequences with respect to such Net Cash Proceeds, Net Insurance/Condemnation Proceeds or Consolidated Excess Cash Flow, such Net Cash Proceeds, Net Insurance/Condemnation Proceeds or Consolidated Excess Cash Flow so affected may be retained by the applicable Affected Restricted Subsidiary; provided that, in the case of this clause (B), on or before the date on which any such Net Cash Proceeds or Net Insurance/Condemnation Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to this Section 2.08(b) or any such Consolidated Excess Cash Flow would have been required to be applied to prepayments pursuant to this Section 2.08(b), the Borrower applies an amount equal to such Net Cash Proceeds, Net Insurance/Condemnation Proceeds or Consolidated Excess Cash Flow to such reinvestments or prepayments, as applicable, as if such Net Cash Proceeds or Net Insurance/Condemnation Proceeds had been received by, or such Consolidated Excess Cash Flow had been attributable to, a Restricted Subsidiary other than such Affected Restricted 52 9482345

Subsidiary, less the amount of additional Taxes that would have been payable or reserved against if such Net Cash Proceeds, Net Insurance/Condemnation Proceeds or Consolidated Excess Cash Flow had been repatriated (or, if less, the Net Cash Proceeds, Net Insurance/Condemnation Proceeds or Consolidated Excess Cash Flow that would be calculated if received by or attributable to, as the case may be, such Affected Restricted Subsidiary). For the avoidance of doubt, any amount so excluded from any mandatory prepayment pursuant to the operation of this Section 2.08(b) shall not increase the Available Amount. Each amount required to be applied pursuant to Sections 2.08(b)(i), (ii), (vi) (iii) and (iv) in accordance with this Section 2.08(b)(vi) shall be applied to repay the outstanding principal amount of Loans without premium or penalty (but subject to Section 3.05); provided that (A) in respect of Refinancing Debt that is ranked pari passu in right of payment and in respect of lien priority with the Loans, such amount shall be applied ratably to such Refinancing Debt and the Loans and (B) Refinancing Debt that is ranked junior in right of payment and in respect of lien priority with the Loans, or is unsecured, may not be repaid with the mandatory prepayments pursuant to Section 2.08(b). The amount of each principal repayment of Loans made as required by this Section 2.08(b)(vi) shall be applied to reduce the then remaining Scheduled Repayments in direct order of maturity. With respect to each repayment of Loans required by this Section (vii) 2.08(b), the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Rate Loans, the specific Borrowing or Borrowings pursuant to which such Eurodollar Rate Loans were made; provided that: (i) repayments of Eurodollar Rate Loans pursuant to this Section 2.08(b) made on a day other than the last day of an Interest Period applicable thereto shall be subject to Section 3.05; (ii) if any repayment of Eurodollar Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Rate Loans made pursuant to such Borrowing to an amount less than the Borrowing Minimum applicable thereto, such Borrowing shall be automatically converted into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro-rata among the Lenders holding such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, apply such repayment, first, to Base Rate Loans and, second, if there are no Base Rate Loans outstanding at such time, to Eurodollar Rate Loans (applied first to such Borrowings as would result in the least amount owed by the Borrower under Section 3.04 or Section 3.05) In addition to mandatory prepayments pursuant to this Section 2.08(b), (viii) all then outstanding Loans shall be repaid by the Borrower in full on the applicable Term Facility Maturity Date. The Borrower shall give notice to the Administrative Agent of any (ix) mandatory prepayment of the Term Loans (x) pursuant to Sections 2.08(b)(i), (ii) and (iii), five (5) Business Days prior to the date on which such payment is due and (y) pursuant to Section 2.08(b)(iv), promptly upon becoming obligated to make such prepayment. Such notice shall state that the Borrower is offering to make such mandatory prepayment on a date that is ten Business Days after the date of such notice (the “Prepayment Date”). Once given, such notice shall be irrevocable (provided that the Borrower may rescind any notice of prepayment under Section 2.08(b)(i) if such prepayment would have resulting from a refinancing, which refinancing shall not be consummated or shall otherwise be delayed) and all amounts subject to such notice shall be due and payable on the Prepayment Date as required by , but subject to the final sentence of this Section 2.08(b)(ix). Upon receipt by the Administrative Agent of such notice, the Administrative Agent shall promptly give notice to each Lender of the prepayment and the 53 9482345

Prepayment Date. Each Lender may (in its sole discretion) elect to decline any such prepayment by giving notice of such election in writing to the Administrative Agent by 11:00 a.m. on the date that is three Business Days prior to the Prepayment Date. Upon receipt by the Administrative Agent of such notice, the Administrative Agent shall immediately notify the Borrower of such election. Any amount so declined by any Lender shall, at the option of the Borrower, either (x) be applied to prepay the Term Loans of Lenders not declining such prepayment, in the manner described in Section 2.08(b)(vi), or (y) be applied by the Borrower in any manner not inconsistent with this Agreement. Fees. (a) The Borrower agrees to pay to the Administrative Agent, for Section 2.09. the account of the Administrative Agent, the agency fees set forth in the Administrative Agent Fee Letter at the times specified therein (the “Administrative Agent Fees”). The Borrower agrees to pay on the Effective Date to the Administrative Agent, (b) for the account of each Lender, as compensation for the funding of such Lender’s Term B Loan a closing fee (the “Closing Fee”) in an amount equal to 1.0% of the stated principal amount of such Lender’s Term B Loan made on the Effective Date. Such Closing Fees will be in all respects fully earned, due and payable on the Effective Date and non-refundable and non-creditable thereafter and shall be netted against the Term B Loans made by such Lender on the Effective Date. All Administrative Agent Fees and Closing Fees shall be paid on the dates due, (c) in immediately available funds. Once paid, none of the Administrative Agent Fees and Closing Fees shall be refundable under any circumstances. Interest. (a) The Loans comprising each Base Rate Borrowing shall Section 2.10. bear interest at a rate per annum equal to the sum of (i) the greater of (x) the Base Rate and (y) 2.00% plus (ii) the Applicable Margin. The Loans comprising each Eurodollar Rate Borrowing shall bear interest for (b) each Interest Period applicable thereto at a rate per annum equal to the sum of (i) the greater of (x) the Adjusted Eurodollar Rate for such Interest Period and (y) 1.00% plus (ii) the Applicable Margin. Notwithstanding the foregoing, if any principal of or interest on any Loan or any (c) Fees or other amount payable by the Borrower hereunder is not paid when due (without regard to any applicable grace periods), whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, to the fullest extent permitted by applicable Laws, after as well as before judgment, at a rate (the “Default Rate”) per annum equal to (i) in the case of overdue principal of any Loan, 2.0% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.10 or (ii) in the case of any other amount, 2.0% plus the rate applicable to Base Rate Loans as provided in paragraph (a) of this Section 2.10. Accrued interest on each Loan shall be payable (before and after judgment, and (d) before and after the commencement of any proceeding under any Debtor Relief Law) in arrears (i) on each Interest Payment Date for such Loan and (ii) on the applicable Term Facility Maturity Date; provided that (x) interest accrued pursuant to paragraph (c) of this Section 2.10 (including interest on past due interest) shall be payable on demand, (y) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (z) in the event of any conversion of any Eurodollar Rate Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. 54 9482345

All interest hereunder shall be computed on the basis of a year of 360 days, (e) except that interest computed by reference to the Base Rate (including Base Rate Loans determined by reference to the Adjusted Eurodollar Rate) shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day); provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear interest for one day. The applicable Base Rate, Adjusted Eurodollar Rate or Eurodollar Rate or any fee hereunder shall be determined by the Administrative Agent, and such determination shall be conclusive and binding for all purposes absent manifest error. Payments Generally; Pro Rata Treatment; Sharing of Set offs. Section 2.11. Unless otherwise specified, the Borrower shall make each payment required to (a) be made by it hereunder (whether of principal, interest, fees, or of amounts payable under Section 3.01, 3.04 or 3.05 or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest or fees thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Borrower by the Administrative Agent, except that payments pursuant to Sections 3.01, 3.04, 3.05 and 10.04 shall be made directly to the persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall (subject to the definition of Interest Period) be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under the Loan Documents shall be made in Dollars to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment. If at any time insufficient funds are received by and available to the (b) Administrative Agent from the Borrower to pay fully all amounts of principal, interest and fees then due from the Borrower hereunder, such funds shall (subject to Section 8.02) be applied (i) first, toward payment of interest and fees then due from the Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due from the Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. If any Lender shall, by exercising any right of setoff or counterclaim or (c) otherwise, obtain payment in respect of (i) Term Credit Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (x) the amount of such Term Credit Obligations due and payable to such Lender at such time to (y) the aggregate amount of the Term Credit Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Term Credit Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (ii) Term Credit Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (x) the amount of such Term Credit Obligations owing (but not due and 55 9482345 payable) to such Lender at such time to (y) the aggregate amount of the Term Credit Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payment on account of the Term Credit Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Term Credit Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: if any such participations are purchased and all or any portion of the (i) payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and the provisions of this Section 2.11 shall not be construed to apply to (A) (ii) any payment made by or on behalf of the Borrower pursuant to any Discounted Voluntary Prepayment under Section 2.08(a)(iii) or to any other payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against any Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. Unless the Administrative Agent shall have received notice from the Borrower (d) prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing. Unless the Administrative Agent shall have received notice from a Lender prior (e) to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 p.m. Local Time on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.04) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date 56 9482345 such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. A notice of the Administrative Agent to any Lender or the Borrower with respect (f) to any amount owing under this Section 2.11 shall be conclusive, absent manifest error. Incremental Commitments. (a) The Borrower may, by written notice Section 2.12. to the Administrative Agent from time to time, request Incremental Term Loan Commitments in an amount not to exceed the Incremental Amount from one or more Incremental Term Lenders (which may include any existing Lender; provided that no such existing Lender shall be obligated to provide any such Incremental Term Loans unless it so agrees) willing to provide such Incremental Term Loans in their own discretion. Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum amount of $50,000,000 or, if less, the remaining Incremental Amount, and in integral multiples of $10,000,000 in excess thereof), (ii) the date on which such Incremental Term Loan Commitments are requested to become effective (the “Increased Amount Date”) and (iii) whether such Incremental Term Loan Commitments are to be Term B Loan Commitments or commitments to make term loans with pricing and/or amortization terms different from the Term B Loans (“Other Term Loans”). The Borrower and each Incremental Term Lender shall execute and deliver to (b) the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. Each Incremental Assumption Agreement shall specify the terms of the applicable Incremental Term Loans; provided that (i) the Other Term Loans shall rank pari passu in right of payment and of security with (including being guaranteed by the same Guarantors and being secured on a pari passu basis by the same Collateral as) the Term B Loans and, except as to pricing, amortization and final maturity date, shall have (x) the same terms as the Term B Loans, as applicable, or (y) such other terms as shall be reasonably satisfactory to the Borrower and the Administrative Agent; provided that the interest rates and amortization schedule shall (subject to the following criteria) be determined by the Borrower and the Incremental Term Lenders providing such Incremental Term Loans and, if the initial yield (as determined by the Administrative Agent as set forth below) on the Other Term Loans exceeds by more than 50 basis points (the amount of such excess above 50 basis points being herein referred to as the “Yield Differential”) the interest rate margins then in effect for outstanding Term Loans (which shall be calculated to be the sum of (A) the Applicable Margin then in effect for Eurodollar Rate Loans increased by the amount that any “Eurodollar floor” applicable to such Eurodollar Rate Loans on such date would exceed the Eurodollar Base Rate that would be in effect for a three-month Interest Period commencing on such date plus (B) all upfront or similar fees or original issue discount paid by the Borrower generally to the Lenders who provided the outstanding Term Loans in the primary syndication thereof based on an assumed four-year life to maturity), then the Applicable Margin then in effect for outstanding Term Loans shall automatically be increased by the Yield Differential, effective upon the making of the Incremental Term Loans under the Incremental Term Loan Commitment, (ii) the final 57 9482345 maturity date of any Other Term Loans shall be no earlier than the Term B Facility Maturity Date and (iii) the Weighted Average Life to Maturity of any Other Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Term B Loans. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitments evidenced thereby as provided for in Section 10.01. Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto, it being understood that such Incremental Assumption Agreement may, without the consent of the other Lenders, effect such amendments to this Agreement or any other Loan Document as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.12. This Section 2.12 shall supersede any provision of Section 2.11 or Section 10.01 to the contrary. For purposes of clause (i) above, the initial yield on any Incremental Term Loan Commitment shall be determined by the Administrative Agent to be equal to the sum of (x) the interest rate margin above the Eurodollar Rate for loans under the Incremental Term Loan Commitment that bear interest based on the Eurodollar Rate (which shall be increased by the amount that any “Eurodollar floor” applicable to such Incremental Term Loans on the date such Incremental Term Loans are made would exceed the Eurodollar Rate that would be in effect for a three month Interest Period commencing on such date) and (y) if the Incremental Term Loan Commitment is originally advanced at a discount or the Lenders making the same receive a fee directly or indirectly from Holdings or the Borrower for doing so (the amount of such discount or fee, expressed as a percentage of the Incremental Term Loan Commitment, being referred to herein as “OID”), the amount of such OID divided by four). Notwithstanding the foregoing, no Incremental Term Loan Commitment shall (c) become effective under this Section 2.12 unless (i) on the date of such effectiveness, the conditions set forth in Section 5.01(b) shall be satisfied or waived and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of the Borrower, (ii) the Administrative Agent shall have received, to the extent required by the Administrative Agent, customary legal opinions, board resolutions and other customary closing certificates and documentation as required by the relevant Incremental Assumption Agreement and consistent with those delivered on the Borrowing Date under Section 5.02 and such additional customary documents and filings (including amendments to the Security Documents) as the Administrative Agent may reasonably require to assure that the Incremental Term Loans are secured by the Collateral ratably with (or, to the extent agreed by the applicable Incremental Term Lenders in the applicable Incremental Assumption Agreement, junior to) the existing Term B Loans, (iii) no Default or Event of Default shall have occurred and be Continuing or would result therefrom, (iv) the Senior Secured Leverage Ratio (as established pursuant to a certificate of an Authorized Officer of the Borrower showing the Senior Secured Leverage Ratio determined in accordance with Section 7.07 as of the last day of the Fiscal Quarter most recently ended for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered immediately prior to and after giving effect to the incurrence of Incremental Term Loans) is equal to or less than 3.00 to 1.00 and (v) there shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders (including any Person becoming a Lender as part of such Incremental Assumption Agreement on the related Increased Amount Date), as applicable, all fees and expenses (including reasonable out-of-pocket fees, charges and disbursements of counsel) that are due and payable on or before the Increased Amount Date. Each of the parties hereto hereby agrees that the Administrative Agent may take (d) any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Other Term Loans) in the form of additional Term B Loans, when originally made, are included in each Borrowing of outstanding Term B Loans on a pro rata basis. Section 3.05 shall not apply to any 58 9482345 conversion of Eurodollar Rate Loans to Base Rate Loans reasonably required by the Administrative Agent to effect the foregoing. On each Increased Amount Date, each Lender which is providing an Incremental Term Loan Commitment (i) shall become a “Lender” for all purposes of this Agreement and the other Loan Documents, (ii) shall have, as applicable, an Incremental Term Loan Commitment which shall become “Commitments” hereunder and (iii) shall make an Incremental Term Loan to the Borrower in a principal amount equal to such Incremental Term Loan Commitment, and such Incremental Term Loan shall be a “Term Loan” for all purposes of this Agreement and the other Loan Documents. Defaulting Lenders. Section 2.13. Adjustments. Notwithstanding anything to the contrary contained in this (a) Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: Waivers and Amendments. Such Defaulting Lender’s right to approve (i) or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.01. Defaulting Lender Waterfall. Any payment of principal, interest, fees, (ii) indemnity payments or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.09 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a Deposit Account and released pro-rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 5.01 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro-rata in accordance with the Commitments hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in (b) their sole discretion in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent 59 9482345

will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro-rata basis by the Lenders in accordance with their percentages (carried out to the ninth decimal place) of the applicable Facility, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Refinancing Debt. Section 2.14. The Borrower may, subject to consent from the Administrative Agent (which (a) consent shall not be unreasonably withheld or delayed), from time to time, add one or more new term loan facilities or one or more additional series of senior or junior secured or unsecured notes (“Refinancing Debt”) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower, to refinance all or any portion of the Term Loans then outstanding under this Agreement (which for purposes of this Section 2.14 will be deemed to include any then outstanding Other Term Loans) pursuant to a Refinancing Amendment; provided that such Refinancing Debt: (A) will rank pari passu or junior in right of payment and in respect of lien priority with the other Loans hereunder; (B) will have such pricing, prepayment and optional redemption terms as may be agreed by the Borrower and the applicable Lenders thereof; (C) will have other terms and conditions (other than pricing, prepayment and optional redemption terms and terms and conditions applicable only after the latest then applicable Term Facility Maturity Date) substantially identical to or, taken as a whole, no more favorable to the Lenders providing such Refinancing Debt than those applicable to the Term Loans being refinanced (provided that a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent in good faith at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement set out in this clause (C), shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent provides notice to the Borrower of its objection during such five Business Day period); (D) will have a maturity date that is not prior to the Term Facility Maturity Date of, and will have a Weighted Average Life to Maturity that is not shorter than, the Term Loans being refinanced; (E) any mandatory prepayment of any Refinancing Debt that comprises junior lien (to the Term Loans) or unsecured notes or loans may not be made; (F) any mandatory prepayment of any Refinancing Debt that is secured on a pari passu first lien basis (with the Term Loans) may only be made pro rata with the Term Loans (unless the Refinancing Lenders agree to a lesser portion of, or a lower priority with respect to, such mandatory prepayment); and (G) the proceeds of such Refinancing Debt shall be applied, substantially concurrently with the incurrence thereof, to the prepayment of outstanding Term Loans pursuant to Section 2.08 on a dollar-for-dollar basis; provided, further, that the terms and conditions applicable to such Refinancing Debt may provide for any additional or different financial or other covenants or other provisions that are agreed between the Borrower and the Refinancing Lenders thereof and applicable only during periods after (1) the latest Term Facility Maturity Date in respect of the Facilities that is in effect on the date such Refinancing Debt is issued, incurred or obtained or (2) all Facilities other than such Refinancing Debt shall have been paid in full. 60 9482345

The Borrower shall make any request for Refinancing Debt pursuant to a written (b) notice to the Administrative Agent specifying in reasonable detail the proposed terms thereof. Subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld or delayed), the Borrower may invite Lenders and/or additional Eligible Assignees to become lenders in respect of such Refinancing Debt (lenders providing Refinancing Debt, “Refinancing Lenders”) pursuant to, if applicable, a joinder agreement in form and substance satisfactory to the Administrative Agent. Notwithstanding the foregoing, no Refinancing Amendment shall become (c) effective (the “Refinancing Borrowing Date”) under this Section 2.14 unless (i) on the date of such effectiveness, the conditions set forth in Section 5.01(b) shall be satisfied or waived and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of the Borrower, (ii) the Administrative Agent shall have received, to the extent required by the Administrative Agent, customary legal opinions, board resolutions and other customary closing certificates and documentation as required by the relevant joinder agreement (if applicable) and consistent with those delivered on the Borrowing Date under Section 5.02 and, if such Refinancing Debt is secured, such additional customary documents and filings (including amendments to the Security Documents) as the Administrative Agent may reasonably require to assure that the Refinancing Debt is secured by the Collateral ratably with (or, to the extent agreed by the applicable Refinancing Lenders in the applicable joinder agreement, junior to) the existing Term Loans, (iii) no Default or Event of Default shall have occurred and be Continuing or would result therefrom, and (iv) there shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Refinancing Lenders, as applicable, all fees and expenses (including reasonable out-of-pocket fees, charges and disbursements of counsel) that are due and payable on or before the Refinancing Borrowing Date. Each class of Refinancing Debt incurred under this Section 2.14 shall be in an (d) aggregate principal amount that is (i) (x) not less than $50,000,000 and (y) an integral multiple of $10,000,000 in excess thereof or (ii) equal to the entire remaining principal amount of the Loans then outstanding. The Administrative Agent shall promptly notify each Lender as to the (e) effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Refinancing Debt incurred pursuant thereto (including the addition of such Refinancing Debt as separate “Facilities” hereunder and treated in a manner consistent with the Facilities being refinanced, including, without limitation, for purposes of prepayments and voting). Any Refinancing Amendment may, without the consent of any Person other than the Borrower, the Administrative Agent and the Lenders providing such Refinancing Debt, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section. This Section 2.14 shall supersede any provision of Section 2.11 or Section 10.01 to the contrary. All Term Loans made on the Second Amendment Effective Date (or deemed (f) made by the exchange by Rollover Lenders of Original Term Loans on the Second Amendment Effective Date for Term Loans) constitute Refinancing Debt and the Second Amendment constitutes a Refinancing Amendment. 61 9482345

ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY Taxes. Section 3.01. Payments Free of Taxes; Obligation to Withhold; Payments on Account of (a) Taxes. Any and all payments by or on account of any obligation of any Loan (i) Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent or a Loan Party) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below and applicable Laws. If any Loan Party or the Administrative Agent shall be required by the (ii) Internal Revenue Code to withhold or deduct any Taxes, including both United States federal backup withholding and withholding Taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Internal Revenue Code and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. If any Loan Party or the Administrative Agent shall be required by any (iii) applicable Laws other than the Internal Revenue Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. Payment of Other Taxes by the Borrower. Without limiting the provisions of (b) subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. 62 9482345

Tax Indemnifications. (c) Without limiting the provisions of Section 3.01(a) or Section 3.01(b) (i) above: Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. Without limiting the provisions of Section 3.01(a), Section 3.01(b) or (ii) Section 3.01(c)(i), each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (y) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). Evidence of Payments. Upon request by the Borrower or the Administrative (d) Agent, as the case may be, after any payment of Taxes by any Loan Party or the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be. Status of Lenders; Tax Documentation. (e) Any Lender that is entitled to an exemption from or reduction of (i) withholding Tax with respect to payments made under any Loan Document shall deliver to the 63 9482345

Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing: (ii) any Lender that is a U.S. Person shall deliver to the Borrower (A) and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax; any Foreign Lender shall, to the extent it is legally entitled to do (B) so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: in the case of a Foreign Lender claiming the benefits of (1) an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; executed originals of IRS Form W-8ECI; (2) in the case of a Foreign Lender claiming the benefits of (3) the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or 64 9482345 to the extent a Foreign Lender is not the beneficial (4) owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; any Foreign Lender shall, to the extent it is legally entitled to do (C) so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and if a payment made to a Lender under any Loan Document would (D) be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously (iii) delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. Each Lender shall promptly (A) notify the Borrower and the (iv) Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrower or the Administrative Agent make any withholding or deduction for Taxes from amounts payable to such Lender. Treatment of Certain Refunds. Unless required by applicable Laws, at no time (f) shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, 65 9482345 that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. Illegality. If any Lender determines that any Law has made it unlawful, Section 3.02. or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Base Rate, or to determine or charge interest rates based upon the Eurodollar Base Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Base Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Base Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Base Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Base Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Base Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Base Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Inability to Determine Rates. If the Required Lenders determine that Section 3.03. for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (i) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (ii) adequate and reasonable means do not exist for determining the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or 66 9482345 proposed Base Rate Loan or (iii) the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Base Rate component of the Base Rate, the utilization of the Eurodollar Base Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. Increased Costs. Section 3.04. Increased Costs Generally. If any Change in Law shall: (a) impose, modify or deem applicable any reserve, special deposit, (i) compulsory loan, insurance charge or similar requirement against assets held by, deposits with or for the account of, or credit extended or participated in by, any Lender (or its Lending Office) (except any reserve requirement which is reflected in the determination of the Adjusted Eurodollar Rate hereunder); subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (ii) (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or impose on any Lender (or its Lending Office) or the London interbank (iii) market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender (or its Lending Office) of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurodollar Base Rate (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount), then, upon request of such Lender, the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender, as the case may be, for such additional costs incurred or reduction suffered. Capital Requirements. If any Lender determines in good faith that any Change (b) in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. 67 9482345

Certificates for Reimbursement. A certificate of a Lender setting forth the (c) amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. Delays in Requests. Failure or delay on the part of any Lender to demand (d) compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). Compensation for Losses. Upon demand of any Lender (with a copy to Section 3.05. the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: any continuation, conversion, payment or prepayment of any Loan other (i) than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); any failure by the Borrower (for a reason other than the failure of such (ii) Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or any assignment of a Eurodollar Rate Loan on a day other than the last (iii) day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.14; excluding any loss of anticipated profits but including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Base Rate used in determining the Adjusted Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded. Mitigation Obligations; Replacement of Lenders. Section 3.06. Designation of a Different Lending Office. If any Lender requests compensation (a) under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or 68 9482345 to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay, upon request, all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment. Replacement of Lenders. If any Lender requests compensation under Section (b) 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 10.14. Survival. Each party’s obligations under this Article III shall survive Section 3.07. termination of the Commitments of all the Lenders, repayment of all other Obligations hereunder and resignation of the Administrative Agent. ARTICLE IV REPRESENTATIONS AND WARRANTIES In order to induce the Lenders to enter into this Agreement and to make each Loan to be made thereby, each Loan Party represents and warrants to each Lender that, each of the following statements is true and correct: Organization and Qualification. Each of the Loan Parties is (a) duly Section 4.01. organized or formed, validly existing and, to the extent applicable, in good standing under the laws of its jurisdiction of organization as identified on Schedule 4.01 and (b) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except, in the case of this clause (b), in jurisdictions where the failure to be so qualified or in good standing has not had, and would not be reasonably expected to have, a Material Adverse Effect. Due Authorization. The execution, delivery and performance of the Section 4.02. Loan Documents have been duly authorized by all necessary action on the part of each Loan Party that is a party thereto, and on the part of the respective shareholders, members or other equity security holders of each Loan Party, and each Loan Party has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. Equity Interests and Ownership; Status. Section 4.03. Schedule 4.03 correctly sets forth the ownership interest of Holdings and the (a) Restricted Subsidiaries in their respective Subsidiaries. Except as set forth on Schedule 4.03, as of the date hereof, there is no existing option, warrant, call, right, commitment or other agreement to which any Loan Party (other than Holdings) is a party requiring, and there is no membership interest or other Equity Interests of any Loan Party (other than Holdings) outstanding which upon conversion, exchange or exercise would require, the issuance by any Loan Party of any additional membership interests or other Equity Interests of any Loan Party (other than Holdings) or other Securities convertible into or exchangeable or exercisable for or evidencing the right to subscribe for or purchase, a membership 69 9482345 interest or other Equity Interests of any Loan Party (other than Holdings), and no securities or obligations evidencing any such rights are authorized, issued or outstanding. All the legal requirements of the Luxembourg law of 31 May 1999, as amended, (b) regarding the domiciliation companies have been complied with by the Borrower. The “centre of main interests” (as that term is used in the Insolvency Regulation) of the Borrower is in the Grand Duchy of Luxembourg, and the Borrower does not have any “establishment” (as that term is used in the Insolvency Regulation) outside the Grand Duchy of Luxembourg. No Conflict. The execution, delivery and performance by the Loan Section 4.04. Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not and shall not (a) violate (i) any provision of any law, statute, ordinance, rule, regulation, or code applicable to any Loan Party, (ii) any of the Organizational Documents of any Loan Party or (iii) any order, judgment, injunction or decree of any court or other agency of government binding on any Loan Party; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party except to the extent such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of the Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Loan Party, except for such approvals or consents which have been obtained and except for any such approvals or consents the failure of which to obtain shall not have a Material Adverse Effect. Governmental Consents. The execution, delivery and performance by Section 4.05. the Loan Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not and shall not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority (other than any filings or reports required under the securities laws) except as otherwise set forth in the Loan Documents and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Collateral Agent for filing and/or recordation. Holdings and each Restricted Subsidiary has all consents, permits, approvals and licenses of each Governmental Authority necessary in connection with the operation and performance of its Core Business Activities, except in each case as would not reasonably be expected to result in a Material Adverse Effect. Binding Obligation. Each Loan Document has been duly executed and Section 4.06. delivered by each Loan Party that is a party to such Loan Document and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights or by equitable principles relating to enforceability. Financial Statements. The Historical Financial Statements delivered to Section 4.07. the Administrative Agent and the Lead Arrangers fairly present in all material respects on a Consolidated basis the assets, liabilities and financial position of Holdings (and its Subsidiaries on a Consolidated basis) as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Such financial statements show all Material Indebtedness and other material liabilities, direct or contingent, of Holdings (and its Subsidiaries on a Consolidated basis) as of the date thereof, 70 9482345 including material liabilities for taxes and material commitments, in each case, to the extent required to be disclosed under GAAP. No Material Adverse Change. Since December 31, 2011, there has Section 4.08. been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect. Tax Returns and Payments. Section 4.09. Each of Holdings and each Restricted Subsidiary has duly and timely filed or (a) caused to be duly and timely filed all material Tax returns required by applicable Law to be filed, and has timely paid all material amount of Taxes, assessments and governmental charges or levies upon it or its property, income, profits and assets which are due and payable (including in its capacity as a withholding agent), whether or not shown on a Tax return, except for (i) those that are being diligently contested in good faith by appropriate proceedings and for which Holdings or the relevant Restricted Subsidiary shall have set aside on its books adequate reserves in accordance with GAAP or (ii) where the failure would not reasonably be expected to result in a Material Adverse Effect. No Authorized Officer has knowledge of any proposed Tax assessment against Holdings or any Restricted Subsidiary that would, if made, have a Material Adverse Effect. Interest payments on the Loans will be treated entirely as “income from sources (b) without the United States” (within the meaning of section 862 of the Internal Revenue Code) for U.S. federal income tax purposes. Environmental Matters. None of the Loan Parties nor any of their Section 4.10. respective Complexes or operations is subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Release that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. None of the Loan Parties has received any request for information under Section 104 of CERCLA (42 U.S.C. § 9604) or any comparable state law. To the knowledge of any Authorized Officer of any Loan Party, there are no conditions, occurrences, or Releases which would reasonably be expected to form the basis of an Environmental Claim against such Loan Party that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. None of the Loan Parties nor, to the knowledge of any Authorized Officer of any Loan Party, any predecessor of any Loan Party has filed any notice under any Environmental Law indicating past or present treatment at any Complex of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent. To the knowledge of any Authorized Officer of any Loan Party, compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of any Authorized Officer of any Loan Party, no event or condition has occurred or is occurring with respect to any Loan Party relating to any Environmental Law or any Release of Hazardous Materials which individually or in the aggregate has had, or would reasonably be expected to have, a Material Adverse Effect. No Lien imposed pursuant to any Environmental Law has attached to any Collateral and, to the knowledge of each Loan Party, no conditions exist that would reasonably be expected to result in the imposition of such a Lien on any Collateral. Governmental Regulation. None of Holdings nor any Restricted Section 4.11. Subsidiary is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. None of the Loan 71 9482345

Parties is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940. Employee Matters. None of the Loan Parties is engaged in any unfair Section 4.12. labor practice that would reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against Holdings or any Restricted Subsidiary, or to the knowledge of any Authorized Officer of Holdings or any Restricted Subsidiary, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Holdings or any Restricted Subsidiary or to the knowledge of any Authorized Officer of Holdings or any Restricted Subsidiary, threatened against any of them, (b) no strike or work stoppage in existence or threatened involving Holdings or any Restricted Subsidiary and (c) to the knowledge of any Authorized Officer of Holdings or any Restricted Subsidiary, no union representation question existing with respect to the employees of Holdings or any Restricted Subsidiary and, to the knowledge of any Authorized Officer of Holdings or any Restricted Subsidiary, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect. ERISA. Section 4.13. Except as could not reasonably be expected to result in a Material Adverse (a) Effect, each Employee Benefit Plan (including, to the knowledge of Holdings or any Restricted Subsidiary, any Multiemployer Plan) is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder except for any required amendments for which the remedial amendment period as defined in Section 401(b) or other applicable provision of the Internal Revenue Code has not yet expired and except where a failure to so comply would not reasonably be expected to have a Material Adverse Effect; Except as would not reasonably be expected to result in a Material Adverse (b) Effect, no Pension Plan has been terminated, nor is any Pension Plan in “at-risk” status pursuant to Section 303 of ERISA, nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan sponsored by Holdings, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan sponsored by Holdings; and Except where the failure of any of the following representations to be correct in (c) all material respects would not reasonably be expected to have a Material Adverse Effect, neither Holdings nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Internal Revenue Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required payment under Section 412 of the Internal Revenue Code. Margin Stock. None of the Loan Parties owns any Margin Stock. No Section 4.14. proceeds of the Term Loans will be used directly or indirectly, to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund Indebtedness originally incurred for such purpose in a manner that would violate Regulation T, Regulation U or Regulation X. 72 9482345

Solvency. The Borrower is, and the Loan Parties taken as a whole are, Section 4.15. and, upon the incurrence of any Obligation by any Loan Party on any date on which this representation and warranty is made, shall be, Solvent. Disclosure. The representations and warranties of the Loan Parties Section 4.16. contained in any Loan Document and in the other documents, certificates or written statements furnished to any Agent or Lender by or on behalf of Holdings or any Restricted Subsidiary and for use in connection with the transactions contemplated hereby, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact (known to any Authorized Officer of any Loan Party, in the case of any document not furnished by any of them) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information prepared by Holdings or any other Loan Party and provided to the Lenders are based upon good faith estimates and assumptions believed by Holdings or such Loan Party to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known to any Authorized Officer of any Loan Party (other than matters of a general economic nature) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby. Patriot Act; Anti-Corruption. To the extent applicable, each Loan Section 4.17. Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) the Patriot Act. No part of the proceeds of the Loans shall be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. No Loan Party is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC. No Loan Party (a) is a Sanctioned Person or a Sanctioned Entity, (b) has a more than 10% of its assets located in Sanctioned Entities, or (c) derives more than 10% of its revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. No proceeds of any Loan will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity. Security Documents. The Security Agreement is effective to create in Section 4.18. favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds and products thereof. In the case of the Pledged Equity (as defined in the Security Agreement), when certificates representing such Pledged Equity are delivered to the Collateral Agent, and in the case of the other Collateral described in the Security Agreement, when financing statements and other filings to be specified on the relevant schedule(s) to the Security Agreement in appropriate form are filed in the offices to be specified on such schedule(s), the Security Agreement shall constitute a fully perfected First Priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Equity, Liens permitted by Section 7.02). With respect to the UCC financing statements set forth under the heading “Other Filings” on Schedule 7.02, no Indebtedness or any other obligations of Holdings or any Restricted Subsidiary are secured by such UCC financing statements. 73 9482345

Adverse Proceedings; Compliance with Law. There are no Adverse Section 4.19. Proceedings, individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. None of the Loan Parties (a) is in violation of any applicable laws that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Properties. Each of Holdings and the Restricted Subsidiaries has (i) Section 4.20. good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), (iii) valid licensed rights in (in the case of licensed interests in intellectual property) and (iv) good title to (in the case of all other personal property), all of their respective properties and assets reflected in their respective financial statements referred to in Section 4.07, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens (other than Permitted Liens). ARTICLE V CONDITIONS OF LENDING The obligations of the Lenders to make Loans are subject to the satisfaction or waiver (in accordance with Section 10.01 hereof) of the following conditions: All Borrowings. On the date of each Borrowing: Section 5.01. The Administrative Agent shall have received, in the case of a Borrowing, a (a) Borrowing Request as required by Section 2.03. The representations and warranties set forth in the Loan Documents shall be true (b) and correct in all material respects (unless such representation or warranty is qualified by materiality or Material Adverse Effect, in which case it shall be true and correct) as of such date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (unless such representation or warranty is qualified by materiality or Material Adverse Effect, in which case it shall be true and correct) as of such earlier date). At the time of and immediately after such Borrowing, no Event of Default or (c) Default shall have occurred and be Continuing or would result therefrom. Each such Borrowing shall be deemed to constitute a representation and (d) warranty by the Borrower and the other Loan Parties on the date of such Borrowing, as to the matters specified in paragraphs (b) and (c) of this Section 5.01. First Borrowing. The obligations of the Lenders to make Loans on the Section 5.02. Borrowing Date are subject to the satisfaction or waiver (in accordance with Section 10.01 hereof) of the following conditions; provided, however, that to the extent the Administrative Agent has provided written notice to the Borrower on or before the Borrowing Date that any of the conditions set forth below have not been satisfied or waived on such date, such condition shall be deemed to have been satisfied for 74 9482345 all purposes hereunder and shall automatically be converted into a covenant to accomplish the satisfaction of the applicable matters described therein within the time period required by Section 6.13: Effective Date; Notes. On the Borrowing Date (i) the Effective Date shall have (a) occurred as provided in Section 10.11, and (ii) there shall have been delivered to the Administrative Agent, for the account of each of the Lenders that has requested the same, the appropriate Notes executed by the Borrower, in the amount, maturity and as otherwise provided herein. Officer’s Certificate. On the Borrowing Date, the Administrative Agent shall (b) have received a certificate, dated the Borrowing Date and signed on behalf of the Borrower by an Authorized Officer, certifying on behalf of the Borrower that all of the conditions in Sections 5.01(b) and (c) and 5.02(e) and (f) have been (or with the funding of the Loans on the Borrowing Date will be concurrently) satisfied on such date. Opinions of Counsel. On the Borrowing Date, the Administrative Agent shall (c) have received (i) from Hunton & Williams LLP, special counsel to the Loan Parties, (ii) from Kevin J. Wilcox, general counsel to Holdings and (iii) from Nauta Dutilh, special local counsel to Holdings and the Borrower, an opinion in form and substance reasonably satisfactory to the Administrative Agent addressed to the Administrative Agent and the Lenders and dated the Borrowing Date and covering such matters as the Administrative Agent shall reasonably require. Organizational Documents; Proceedings; etc. (i) On the Borrowing Date, the (d) Administrative Agent shall have received a certificate from each Loan Party, dated the Borrowing Date, signed by the chairman of the board, the chief executive officer, the chief financial officer, the president, any vice president, secretary or manager of such Loan Party, together with copies of the Governing Documents, as applicable, of such Loan Party and the resolutions of such Loan Party referred to in such certificate, and each of the foregoing shall be in form and substance reasonably acceptable to the Administrative Agent. On the Borrowing Date, all corporate or limited liability company or (ii) similar proceedings and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate or limited liability company or similar proceedings, governmental approvals, good standing certificates and bring down telegrams or facsimiles, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or limited liability company or similar authority or Governmental Authorities. Approvals. On or prior to the Borrowing Date, all necessary governmental (e) (domestic and foreign) and material third party approvals and/or consents in connection with the Transaction and the granting of Liens under the Loan Documents shall have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction. On the Borrowing Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or threatened against Holdings or any Restricted Subsidiary which has had, or could reasonably be expected to have, a Material Adverse Effect. 75 9482345

Litigation. On the Borrowing Date, there shall be no actions, suits or (f) proceedings pending or threatened against Holdings or any Restricted Subsidiary which has had, or could reasonably be expected to have, a Material Adverse Effect Guaranty. On the Borrowing Date, each Guarantor shall have duly authorized, (g) executed and delivered the Guaranty in the form of Exhibit I (as amended, modified and/or supplemented from time to time, the “Guaranty”), and the Guaranty shall be in full force and effect. Fees, etc. Subject to Section 10.04(a), on the Borrowing Date, the Borrower (h) shall have paid to the Administrative Agent (and its relevant affiliates), the Collateral Agent, the Lead Arrangers, the Co-Syndication Agents or the Lenders all costs, fees and expenses (including reasonable legal fees and expenses) and other compensation contemplated hereby payable to the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Co-Syndication Agents or the Lenders to the extent then due (including pursuant to the Engagement Letter, the Administrative Agent Fee Letter and pursuant to Section 2.09(b)). Security Agreement. On the Borrowing Date, each Loan Party shall have duly (i) authorized, executed and delivered (a) the Security Agreement in the form of Exhibit L (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”) covering all of such Loan Party’s Security Agreement Collateral (b) and each other Security Documents, together with: proper financing statements (Form UCC-1 or the equivalent) for filing (i) under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the foregoing Security Documents; and certified copies of requests for information or copies (Form UCC-11 or (ii) the equivalent) or reports as of a recent date, listing all effective financing statements that name each Loan Party as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name each Loan Party as debtor and such other Lien searches as may be reasonably required by the Collateral Agent (none of which shall cover any of the Collateral except (x) to the extent evidencing Permitted Liens or (y) those in respect of which the Collateral Agent shall have received termination statements (Form UCC-3 or the equivalent) or such other termination statements as shall be required by local law fully executed for filing). Financial Statements. On the Borrowing Date, the Administrative Agent shall (j) have received true and correct copies of the financial statements referred to in Section 6.01. Insurance. On the Borrowing Date, the Administrative Agent shall have (k) received evidence that all material property and liability insurance required to be maintained pursuant to Section 6.04 has been obtained and is in effect and that the Collateral Agent has been named as an additional insured and/or as loss payee, as applicable, as its interest may appear, under each insurance policy with respect to such insurance; and Solvency Certificate. On the Borrowing Date, the Administrative Agent shall (l) have received from the chief financial officer of the Borrower a certificate attesting to and demonstrating that each of the Borrower, individually, and the Loan Parties, taken as a whole, was Solvent and would be Solvent immediately before and after giving effect to the Transaction, substantially in the form of Exhibit M. 76 9482345

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 5.02, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Borrowing Date specifying its objection thereto. ARTICLE VI AFFIRMATIVE COVENANTS Each Loan Party covenants and agrees that, until payment in full of all Obligations (other than (x) obligations under Hedge Agreements not yet due and payable and (y) contingent indemnification obligations not yet due and payable), each Loan Party shall, and shall cause each Restricted Subsidiary to: Financial Statements and Other Reports. In the case of the Borrower, Section 6.01. deliver to the Administrative Agent (which shall furnish to each Lender): Quarterly Financial Statements. As soon as available, and in any event no later (a) than five (5) days after the date on which Holdings is required, under the Exchange Act, to file its Quarterly Report on Form 10-Q with the SEC, commencing with the Fiscal Quarter in which the Borrowing Date occurs, the Consolidated balance sheets of Holdings and its Subsidiaries as at the end of such Fiscal Quarter and the related Consolidated statements of income, stockholders’ equity and cash flows of Holdings and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter (together with, if applicable, reconciliation statements eliminating the financial information pertaining to Unrestricted Subsidiaries), setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Model for the current Fiscal Year, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto (it being understood and agreed that the delivery by Holdings of its Quarterly Report on Form 10-Q with the SEC within the time period described in this clause (a) (together with, if applicable, reconciliation statements eliminating the financial information pertaining to Unrestricted Subsidiaries) shall satisfy the requirements of this clause (a)); Annual Financial Statements. As soon as available, and in any event no later (b) than five (5) days after the date on which Holdings is required, under the Exchange Act, to file its Annual Report on Form 10-K with the SEC, commencing with the Fiscal Year in which the Borrowing Date occurs, (i) the Consolidated balance sheets of Holdings and its Consolidated Subsidiaries as at the end of such Fiscal Year and the related Consolidated statements of income, stockholders’ equity and cash flows of Holdings and its Consolidated Subsidiaries for such Fiscal Year (together with, if applicable, reconciliation statements eliminating the financial information pertaining to Unrestricted Subsidiaries), setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Model for the Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; and (ii) with respect to such Consolidated financial statements a report thereon of an independent certified public accountants of recognized national standing selected by Holdings, which opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (it being understood and agreed that the delivery by Holdings of its Annual Report on Form 10-K with the SEC within the time period described in this clause (b) (together with, if applicable, reconciliation statements eliminating the financial information pertaining to Unrestricted 77 9482345

Subsidiaries) accompanied by a report of independent accountants satisfying the requirements of clause (b)(ii) shall satisfy the requirements of this clause (b)); Projections. As soon as possible, and in any event no later than fourteen (14) (c) days following the delivery of the annual financial statements delivered pursuant to Section 6.01(b), a detailed consolidated budget for the following Fiscal Year shown on a quarterly basis (including a projected consolidated balance sheet of Holdings and the Restricted Subsidiaries as of the end of the following Fiscal Year, the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto and projected covenant compliance levels) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of an Authorized Officer of the Borrower stating that such Projections are based on reasonable estimates, information and assumptions at the time prepared; Compliance Certificate. Together with each delivery of financial statements (d) pursuant to Sections 6.01(a) and 6.01(b), a duly executed and completed Compliance Certificate; Notice of Default. Promptly upon any Authorized Officer of any Loan Party (e) obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to any Loan Party with respect thereto; (ii) of any condition or event that constitutes a “Default” or “Event of Default” under any Material Indebtedness or that notice has been given to any party thereunder with respect thereto; (iii) that any Person has given any notice to any Loan Party or any Restricted Subsidiary or taken any other action with respect to any event or condition set forth in Section 8.01; or (iv) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, a certificate of an Authorized Officer of the Borrower specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action the Borrower has taken, is taking and proposes to take with respect thereto; Notice of Litigation. Promptly upon any Authorized Officer of any Loan Party (f) obtaining knowledge of (i) any Adverse Proceeding not previously disclosed in writing by the Borrower to the Lenders or (ii) any development in any Adverse Proceeding that, in the case of either clause (i) or (ii), if adversely determined could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, or the exercise of rights or performance of obligations under any Loan Document, a written notice thereof together with such other information as may be reasonably available to the Borrower to enable the Lenders and their counsel to evaluate such matters; ERISA. Promptly upon any Authorized Officer of any Loan Party obtaining (g) knowledge of the occurrence of or forthcoming occurrence of any ERISA Event which could reasonably be expected to result in a Material Adverse Effect, a written notice specifying the nature thereof, and copies of such documentation related thereto as may be reasonably available to Holdings or any Restricted Subsidiary to enable the Lenders and their counsel to evaluate such matter; Electronic Delivery. Documents required to be delivered pursuant to Sections (h) 6.01(a), (b) or (n)(i) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on the Borrower’s behalf on an internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial or third-party website); provided that the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents; 78 9482345

Information Regarding Collateral. The Borrower shall furnish to the Collateral (i) Agent ten (10) days prior written notice of any change (A) in any Loan Party’s corporate (or equivalent) name, (B) in any Loan Party’s identity or corporate (or equivalent) structure, (C) in any Loan Party’s jurisdiction of organization or (D) in any Loan Party’s state organizational identification number (or equivalent), in each case, together with supporting documentation as reasonably requested by the Administrative Agent; provided, that solely with respect to a transaction permitted under Section 7.08(a), no such notice shall be required. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral as contemplated in the Security Documents; Management Letters. Promptly after the receipt thereof by Holdings or any (j) Restricted Subsidiary, a copy of any “management letter” received by any such Person from its certified public accountants and the management’s response thereto; Certification of Public Information. The Loan Parties and each Lender (k) acknowledge that certain of the Lenders may be “public-side” Lenders (Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) and, if documents or notices required to be delivered pursuant to this Section 6.01 or otherwise are being distributed through IntraLinks/IntraAgency, SyndTrak or another relevant website or other information platform (the “Platform”), any document or notice that the Borrower has indicated contains Non-Public Information shall not be posted on that portion of the Platform designated for such public-side Lenders. The Borrower agrees to clearly designate all Information provided to the Administrative Agent by or on behalf of the Loan Parties which is suitable to make available to Public Lenders. If the Borrower has not indicated whether a document or notice delivered pursuant to this Section 6.01 contains Non-Public Information, the Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material Non-Public Information with respect to the Loan Parties and their respective securities; Contractual Obligations. Promptly upon any Authorized Officer of any Loan (l) Party obtaining knowledge of any condition or event that constitutes a default or an event of default under any Contractual Obligation arising from agreements relating to Material Indebtedness, or that notice has been given to any Loan Party with respect thereto, a certificate of an Authorized Officer of the Borrower specifying the nature and period of existence of such condition or event and the nature of such claimed default or event of default, and what action the Borrower has taken, is taking and proposes to take with respect thereto, provided that no such certificate shall be required with respect to any such default or event of default to the extent that such default or event of default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; Credit Ratings. Prompt written notice of any change in the corporate rating of (m) Holdings by S&P, in the corporate family rating of Holdings by Moody’s or in the ratings of the Term Loans by either S&P or Moody’s, or any notice from either such agency indicating its intent to effect such a change or to place Holdings on a “CreditWatch” or “WatchList” or any similar list, in each case with negative implications, or its cessation of, or its intent to cease, rating Holdings; and Other Information. (i) Promptly upon their becoming available, copies of (A) all (n) financial statements, reports, notices and proxy statements sent or made available generally by the Loan Parties to their respective security holders acting in such capacity, (B) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Loan Party with any securities exchange or with the SEC or any governmental or private regulatory authority and (C) all press releases and other statements made available generally by any Loan Party to the public concerning material developments in 79 9482345 the business of any Loan Party and (ii) such other information and data with respect to the operations, business affairs and financial condition of Holdings and the Restricted Subsidiaries as from time to time may be reasonably requested by the Administrative Agent or the Required Lenders. Existence. Except as otherwise permitted under Section 7.08, at all Section 6.02. times preserve and keep in full force and effect its existence and all rights and franchises, licenses and permits material to its business; provided that no Loan Party (other than Holdings and the Borrower with respect to existence) or any of the Restricted Subsidiaries shall be required to preserve any such existence, right or franchise, licenses and permits if such Person’s board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person and that the loss thereof would not be materially adverse to such Person or to Lenders. Payment of Taxes and Claims. Pay and discharge as the same shall be Section 6.03. due and payable all of its obligations and liabilities, including (i) all liabilities for Taxes, assessments and governmental charges or levies upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, and (ii) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such Tax, assessment, governmental charge, levy or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (a) adequate reserve or other appropriate provision, as shall be required in conformity with GAAP, shall have been made therefor, (b) in the case of a Tax, assessment, governmental charge, levy or a claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax, assessment, governmental charge, levy or claim and (c) the failure to pay such Tax, assessment, governmental charge, levy or claim could not reasonably be expected to have a Material Adverse Effect. Insurance. In the case of the Borrower, maintain or cause to be Section 6.04. maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Loan Parties as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as are customary for such Persons. The Borrower shall use its commercially reasonable efforts to ensure that all such insurance (i) provides no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 day after receipt by the Collateral Agent of written notice thereof and (ii) names the Collateral Agent as additional insured on behalf of the Secured Parties (in the case of liability insurance) or loss payee (in the case of property insurance), as applicable. Books and Records; Inspections. Maintain proper books of record and Section 6.05. accounts in which full, true and correct entries in conformity in all material respects with GAAP shall be made of all dealings and transactions in relation to its business and activities. Each Loan Party shall, and shall cause each of its Restricted Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of any Loan Party and any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested. No more than one such inspection shall be made in any Fiscal Year at the 80 9482345

Borrower’s expense; provided that if an Event of Default exists, there shall be no limit on the number of such inspections that may occur, and such inspections, copying and auditing shall be at the Borrower’s sole cost and expense. Earnings Calls. Holdings shall conduct a quarterly “earnings call” in Section 6.06. the ordinary course of business. Compliance with Laws. Comply, and cause all other Persons, if any, Section 6.07. on or occupying any Complexes to comply, with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority, noncompliance with which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Environmental. Promptly take any and all commercially reasonable Section 6.08. actions to (i) cure any violation of applicable Environmental Laws by such Loan Party or the Restricted Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) respond to any Environmental Claim against such Loan Party or any Restricted Subsidiary where failure to do so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (iii) discharge any obligations that are imposed or accepted in the final resolutions of an Environmental Claim where failure to do so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Subsidiaries. Subject to the provisions of the Security Documents and Section 6.09. clause (e) below: In the event that any Person becomes a wholly-owned Material Subsidiary of (a) Holdings after the date hereof that is not prohibited or restricted by the applicable law (including any requirement to obtain the consent of any governmental authority that has not be obtained) from guaranteeing the Obligations, (i) promptly cause such wholly-owned Material Subsidiary to become a Subsidiary Guarantor hereunder and a Grantor under and as defined in the Security Agreement by executing and delivering to the Administrative Agent and the Collateral Agent a Counterpart Agreement, and (ii) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Section 5.02(c), (d) and (ji). If, at any time, the Consolidated total assets of all Unrestricted Subsidiaries (b) represents more than 5% of Consolidated Total Assets, as determined at the end of the most recent fiscal quarter of Holdings based on the financial statements of Holdings delivered pursuant to Sections 6.01(a) and (b), the Borrower shall promptly (i) designate in writing to the Administrative Agent one or more of such Unrestricted Subsidiaries as “Restricted Subsidiaries” and (ii) execute and deliver, all such documents, instruments, agreements, and certificates as are similar to those described in Section 5.02(c) and (d) and (ji) with respect to such newly-designated Restricted Subsidiary. With respect to each new Restricted Subsidiary of Holdings, the Borrower shall (c) promptly send to the Collateral Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of Holdings and (ii) all of the data required to be set forth in Schedules 4.01 and 4.03 with respect to all Subsidiaries of Holdings; and such written notice shall be deemed to supplement Schedules 4.01 and 4.03 for all purposes hereof and, if applicable, take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Section 5.02(c), (d) and (ji). 81 9482345

In the event any Loan Party acquires any a fee interest in any Real Property (d) having a fair market value in excess of $10,000,000, such Loan Party shall, within 90 days after the acquisition thereof (or such longer period as the Administrative Agent may reasonably agree) cause such Real Property to become a Mortgaged Property and shall deliver to the Collateral Agent the following: (i) fully executed and notarized Mortgages, in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering such Mortgaged Property; (ii) an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in the state in which such Mortgaged Property is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other matters as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent; (iii) (A) ALTA mortgagee title insurance policies or unconditional commitments therefor issued by one or more title companies reasonably satisfactory to Administrative Agent with respect to each such Mortgaged Property insuring the Mortgages as valid and subsisting Liens on the Mortgaged Property described therein, free and clear of all Liens except Permitted Liens (each, a “Title Policy”), in amounts not less than the fair market value of each Mortgaged Property and with such endorsements as the Administrative Agent may request, together with a title report issued by a title company with respect thereto, dated not more than sixty days prior to the date on which a Mortgage is delivered with respect to such Mortgaged Property and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in form and substance reasonably satisfactory to Administrative Agent and (B) evidence satisfactory to Administrative Agent that such Loan Party has paid to the title company or to the appropriate governmental authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages for the applicable Mortgaged Property in the appropriate real estate records; (iv) (A) a completed standard “life of loan” flood hazard determination form, (B) if the property is located in an area designated by the Federal Emergency Management Agency (or any successor agency) as having special flood or mud slide hazards, a notification to the Borrower (“Borrower Notice”) and (if applicable) notification to the Borrower that flood insurance coverage under the NFIP is not available because the applicable community does not participate in the NFIP, (C) documentation evidencing the Borrower’s receipt of the Borrower Notice (e.g., countersigned Borrower Notice, return receipt of certified U.S. Mail, or overnight delivery), and (D) if Borrower Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the Borrower’s application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance satisfactory to Administrative Agent; (v) ALTA surveys of all Mortgaged Properties, certified to Administrative Agent; and (vi) appraisals and other documents, instruments and certificates, in each case in form and substance satisfactory to Administrative Agent that the Administrative Agent shall reasonably request. Notwithstanding anything to the contrary in clauses (a) through (d) of this (e) Section 6.09, no Loan Party shall be required to take any action pursuant to this Section 6.09 with respect to (i) any Permitted Spin-Off Vehicle prior to the date that is 45 days (or such longer period, not to exceed an additional 45 days, as may be reasonably agreed by the Administrative Agent) after the creation thereof or (ii) the Original Spun-Off Entities prior to the date that is 90 days (or such longer period, not to exceed an additional 90 days, as may be reasonably agreed by the Administrative Agent) after the initial Borrowing Date. Further Assurances. At any time or from time to time upon the request Section 6.10. of the Administrative Agent, at the expense of the Borrower, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Administrative Agent or the Collateral Agent may reasonably request in order to effect fully the purposes of the Loan Documents or of more fully perfecting or renewing the rights of the Administrative Agent or the Lenders with respect to the 82 9482345

Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by Holdings or any Restricted Subsidiary which is required to become part of the Collateral). In furtherance and not in limitation of the foregoing, each Loan Party shall take such actions as the Administrative Agent or the Collateral Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Subsidiary Guarantors and are secured by the Collateral and all of the outstanding Equity Interests of Subsidiaries of the Loan Parties (subject to limitations contained herein and in the Security Agreement). Upon the exercise by the Administrative Agent, the Collateral Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which required any consent, approval, recording qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent, the Collateral Agent or any such Lender may be required to obtain from Holdings or any Restricted Subsidiary for such governmental consent, approval, recording, qualification or authorization. Maintenance of Ratings. In the case of Holdings, at all times use Section 6.11. commercially reasonable efforts (it being understood and agreed that “commercially reasonable efforts” shall in any event include the payment by the Borrower of reasonable and customary rating agency fees and cooperation with reasonable information and data requests by Moody’s and S&P in connection with their ratings process) to maintain (including, without limitation, obtaining at least once each calendar year an annual refreshing of ratings from Moody’s and ratings from S&P) public ratings issued by Moody’s and S&P with respect to its corporate ratings and with respect to the Loans. Use of Proceeds. Use the proceeds of the Term B Loans funded on the Section 6.12. Effective Date: (ai) to capitalize the Spinoff in an amount not to exceed $105,000,000 (the “Spinoff Capitalization”) and (bii) to pay fees, commissions and expenses, including any upfront fees, in connection with the Facility. The proceeds of the Loans may also be used for general corporate purposes not in contravention of any Law or of any Loan Document, provided that such general corporate purposes shall include, without limitation, (i) potential co-investments and acquisitions with Ocwen, HLSS or any Spun-Off Entity (including, without limitation, Principal Customer Acquisitions, the Permitted Equator Transaction, and the Permitted ResCap Transaction and any acquisition of Residential Capital, LLC or the Homeward Residential business) and (ii) fees, expenses and commissions in connection with the any Permitted Spin-Off or Principal Customer Acquisition and such other transactions. Use the proceeds of the First Amendment Incremental Term Loans: (i) to pay fees, commissions and expenses, including any upfront fees, in connection with the First Amendment and the First Amendment Incremental Term Loans and (ii) for other general corporate purposes not in contravention of any Law or any Loan Document. Use the proceeds of the Term B Loans funded on the Second Amendment Effective Date to repay in full the outstanding principal amount of the Original Term Loans on the Second Amendment Effective Date. Use the proceeds of the Third Amendment Incremental Term Loans (i) to pay fees, commissions and expenses, including any upfront fees, in connection with the Third Amendment and the Third Amendment Incremental Term Loans, (ii) to consummate all or any portion of the Permitted Share Buyback pursuant to Section 7.04(h) and (iii) for other general corporate purposes not in contravention of any Law or any Loan Document. Post Closing Covenants. To the extent any of the conditions set forth Section 6.13. in Section 5.02 have not been satisfied or waived on the Borrowing Date, the Borrower shall cause such conditions to be satisfied within the time periods set forth on Schedule 6.13 with respect to such conditions (subject to extension in the reasonable discretion of the Administrative Agent as set forth in such Schedule). 83 9482345

ARTICLE VII NEGATIVE COVENANTS Each Loan Party, for itself and its Restricted Subsidiaries, covenants and agrees that, until payment in full of all Obligations (other than (x) obligations under Hedge Agreements not yet due and payable and (y) contingent indemnification obligations not yet due and payable), Holdings shall not, nor shall it cause or permit any Restricted Subsidiary to: Indebtedness. Directly or indirectly, create, incur, assume or guarantee, Section 7.01. or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except: the Obligations; (a) Indebtedness of any Restricted Subsidiary owed to Holdings, the Borrower or to (b) any other Restricted Subsidiary, or of the Borrower to Holdings or any Restricted Subsidiary or of Holdings to the Borrower or any other Restricted Subsidiary; provided that (i) except with respect to any Indebtedness among Restricted Subsidiaries that are not Loan Parties, all such Indebtedness shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the Intercompany Note or an intercompany subordination agreement reasonably acceptable to the Administrative Agent and (ii) any such Indebtedness that is owed by a non-Loan Party to a Loan Party is permitted as an Investment under Section 7.06(d); Indebtedness which may be deemed to exist pursuant to any guaranties, (c) performance, surety, statutory, appeal or similar obligations incurred in the ordinary course of business; Indebtedness in respect of netting services, overdraft protections and otherwise (d) in connection with Deposit Accounts; guaranties by the Borrower or a Subsidiary Guarantor of (i) Indebtedness (e) otherwise permitted to be incurred pursuant to this Section 7.01 or (ii) obligations of any other Loan Party not constituting Indebtedness; provided that if the Indebtedness that is being guarantied is unsecured and/or subordinated to the Obligations, the guaranty shall also be unsecured and/or subordinated to the Obligations; Indebtedness described in Schedule 7.01 and any Permitted Refinancing thereof; (f) Indebtedness of a Person or Indebtedness attaching to assets of a Person that, in (g) either case, becomes a Restricted Subsidiary or Indebtedness attaching to assets that are acquired by the Borrower or any of the Restricted Subsidiaries, in each case after the initial Borrowing Date as the result of a Permitted Acquisition, and any Permitted Refinancing thereof; provided that (i) such Indebtedness existed at the time such Person became a Restricted Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof, (ii) such Indebtedness is not guaranteed in any respect by the Borrower or any of the Restricted Subsidiaries (other than by any such person that so becomes a Restricted Subsidiary) and (iii) the aggregate principal amount of such Indebtedness outstanding at any one time does not exceed $25,000,000; Indebtedness of the type described in clause (xi) of the definition of (h) “Indebtedness” incurred in the ordinary course of business and consistent with prudent business practice to hedge or mitigate risks to which the Borrower or any of the Restricted Subsidiaries is exposed in the 84 9482345 conduct of its business or the management of its liabilities or to hedge against fluctuations in interest rates or currency; provided that in each case such Indebtedness shall not have been entered into for speculative purposes; other Indebtedness of the Borrower and the Restricted Subsidiaries in an (i) aggregate amount not to exceed at any time $20,000,000; to the extent not constituting Obligations, Refinancing Debt; (j) Indebtedness arising from customary agreements providing for indemnification, (k) adjustment of purchase price (including earn-outs) or similar obligations, in each case incurred or assumed in connection with the dispositions or purchase of assets permitted hereunder, provided that such Indebtedness (other than for indemnification) shall be included in the total consideration for purposes of all determinations relating to such disposition or purchase hereunder; Indebtedness of Borrower or the Restricted Subsidiaries with respect to Capital (l) Leases and purchase money Indebtedness in an aggregate amount not to exceed at any time $30,000,000; provided that any such Indebtedness (i) shall be secured only by the asset acquired in connection with the incurrence of such Indebtedness, and (ii) shall constitute not less than 75% of the aggregate consideration paid with respect to such asset; Junior Indebtedness of the Borrower or the Restricted Subsidiaries; provided that (m) (i) no Default or Event of Default shall exist before or after giving effect to the incurrence of such Indebtedness and (ii) the Total Leverage Ratio shall be equal to or less than 3.50:1.00 immediately prior to and after giving effect to the incurrence of such Indebtedness and any Permitted Acquisitions consummated with the proceeds of such Indebtedness (calculated in accordance with Section 7.07) as of the last day of the Fiscal Quarter most recently ended for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered; Indebtedness representing deferred compensation to employees of Holdings and (n) its Subsidiaries incurred in the ordinary course of business; Indebtedness to current or former officers, directors, managers, consultants and (o) employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Holdings permitted by Section 7.04; Indebtedness owing to any insurance company arising from the financing of (p) insurance premiums in the ordinary course of business; and Indebtedness incurred pursuant to a Permitted Revolving Credit Facility. (q) Liens. Directly or indirectly, create, incur, assume or permit to exist any Section 7.02. Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Holdings or any Restricted Subsidiary, whether now owned or hereafter acquired or licensed, or any income, profits or royalties therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income, profits or royalties under the UCC of any State or under any similar recording or notice statute, except: 85 9482345

Liens in favor of the Collateral Agent for the benefit of Secured Parties granted (a) pursuant to any Loan Document; Liens for Taxes, assessments or governmental charges that are not overdue for a (b) period of more than sixty (60) days or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; statutory or common law Liens of landlords, banks and securities intermediaries (c) (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen (including any mechanics, repairmen, workmen and materialmen Lien on property managed by the Borrower and its Restricted Subsidiaries as part of their real estate and property management business), and other Liens imposed by law (other than any such Lien imposed pursuant to Section 430(k) of the Internal Revenue Code), in each case incurred in the ordinary course of business for amounts not overdue by more than sixty (60) days or, in the case of any such amounts overdue for a period in excess of sixty (60) days, such Liens are unfiled and no other action has been taken to enforce such Lien or such Lien, or the amount, is being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts; Liens incurred in the ordinary course of business in connection with workers’ (d) compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof; easements, rights-of-way, restrictions, encroachments, and other minor defects or (e) irregularities in title, in each case which do not and shall not interfere in any material respect with the ordinary conduct of the business of the Borrower or any of the Restricted Subsidiaries and that, in the aggregate, do not materially detract from the value of the property subject thereto; leases (including operating leases), licenses, subleases and sublicenses granted to (f) others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower and its Restricted Subsidiaries, taken as a whole, or (ii) secure any Indebtedness; purported Liens evidenced by the filing of precautionary UCC financing (g) statements (i) relating solely to operating leases of personal property entered into in the ordinary course of business or (ii) to evidence the sale of assets in the ordinary course of business; any zoning or similar law or right reserved to or vested in any governmental (h) office or agency to control or regulate the use of any real property; Liens described in Schedule 7.02; (i) Liens securing Indebtedness permitted by Section 7.01(g); provided that any (j) such Lien shall encumber only those assets which secured such Indebtedness at the time such assets were acquired by the Borrower or the Restricted Subsidiaries; 86 9482345

other Liens on assets other than the Collateral securing Indebtedness in an (k) aggregate amount not to exceed $25,000,000 at any time outstanding; Refinancing Debt Liens; (l) Liens securing Indebtedness permitted pursuant to Section 7.01(l); provided that (m) any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness; pledges or deposits in connection with workers’ compensation, unemployment (n) insurance and other social security legislation; assignments of past due receivables solely for the purpose of collection; (o) judgment Liens so long as the related judgment does not constitute an Event of (p) Default; Liens (i) in favor of customs and revenue authorities arising as a matter of law to (q) secure payment of customs duties in connection with the importation of goods in the ordinary course of business and (ii) on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or such other goods in the ordinary course of business; Liens (i) of a collection bank arising under Sections 4-208 and 4-210 of the (r) Uniform Commercial Code on the items in the course of collection and (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and not for speculative purposes; Liens (i) on cash advances in favor of the seller of any property to be acquired in (s) a transaction permitted pursuant to Section 7.06 or (ii) consisting of an agreement to dispose of any property in a transaction permitted pursuant to Section 7.08, in each case, solely to the extent such acquisition or disposition, as the case may be, would have been permitted on the date of the creation of such Lien; Liens arising out of conditional sale, title retention, consignment or similar (t) arrangements for sale of goods entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business; Liens on insurance policies and the proceeds thereof securing the financing of (u) the premiums with respect thereto so long as such Liens do not encumber any property other than cash paid to any such insurance company in respect of such insurance; other Liens securing Indebtedness or other obligations in an aggregate amount (v) not to exceed at any time $20,000,000; and Permitted Revolving Credit Liens. (w) (each of (a) - (w), a “Permitted Lien”). Notwithstanding anything in this Section 7.02 to the contrary, the parties agree that none of the restrictions on Liens otherwise imposed by the provisions 87 9482345 of this Section 7.02 shall apply to Equity Interests in the Original Spun-Off Entities or in any Permitted Spin-Off Vehicle to the extent such Equity Interests may constitute Margin Stock at any time prior to the consummation of the Spinoff or related Permitted Spin-Off, as applicable. No Further Negative Pledges. Except with respect to (a) this Section 7.03. Agreement and the other Loan Documents, (b) specific property encumbered to secure payment of particular Indebtedness that is permitted to be incurred and secured under this Agreement or to be sold pursuant to an executed agreement with respect to a sale of assets permitted hereunder, (c) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be), (d) restrictions by reason of customary provisions restricting assignments, subservicing, subcontracting or other transfers contained in servicing agreements (provided that such restrictions are limited to the individual servicing agreement and related agreements or the property and/or assets subject to such agreements, as the case may be) and (e) restrictions by reason of customary provisions restricting liens, assignments, subservicing, subcontracting or other transfers contained in agreements with the Federal Housing Administration, Veterans Administration, Ginnie Mae, Fannie Mae, Freddie Mac or other similar governmental agencies relating to the origination, sale, securitization and servicing of mortgage loans (provided that such restrictions are limited to the individual agreement and related agreements and/or the property or assets subject to such agreements, as the case may be), no Loan Party nor any Restricted Subsidiary shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, to secure the Obligations. Restricted Junior Payments. Directly or indirectly through any Section 7.04. manner or means, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for any Restricted Junior Payment except that (a) any Restricted Subsidiary may declare and pay dividends or make other distributions ratably to the Borrower or any Restricted Subsidiary and to each other holder of equity therein, (b) the Borrower may make payments in an aggregate amount not to exceed $25,000,000 in any Fiscal Year to Lux Holdco and Lux Holdco may make similar payments from such proceeds to Holdings to permit Holdings to purchase common stock or common stock options of Holdings from present or former officers or employees of Holdings or any Restricted Subsidiary upon the death, disability or termination of employment of such officer or employee, (c) the Borrower, Lux Holdco and Holdings may make other Restricted Junior Payments; provided that in the case of this clause (c), both immediately prior to and after giving effect thereto (i) no Event of Default shall exist or result therefrom, (ii) the Total Leverage Ratio shall be equal to or less than 3.50 to 1.00, calculated in accordance with Section 7.07 immediately prior to and after giving effect to such Restricted Junior Payment as of the last day of the Fiscal Quarter most recently ended for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered and (iii) the aggregate amount of Restricted Junior Payments made pursuant to this Section 7.04(c) shall not exceed the Available Amount that is Not Otherwise Applied, (d) to the extent constituting Restricted Junior Payments, the Borrower and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Sections 7.02, 7.08, 7.11(b) or 7.11(c), (e) the Borrower may make payments to Lux Holdco and Lux Holdco may make similar payments from such proceeds to Holdings, the proceeds of which shall be used by Lux Holdco or Holdings to pay franchise taxes and other fees, taxes and expenses, including, without limitation, administrative and overhead costs, required to maintain the corporate or legal existence of Lux Holdco or Holdings, including, without limitation, D&O insurance premiums and SEC regulatory costs and expenses, (f) (i) the Restricted Junior Payments made by the Borrower and Holdings under this clause (f) prior to the Second Amendment Effective Date were permitted plus (ii) the Borrower, Lux Holdco and Holdings may make other Restricted Junior Payments in an aggregate amount for all such Restricted Junior Payments made 88 9482345 under this clause (f)(ii) not to exceed the greater of (x) $15,000,000 and (y) 15.0% of Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending as of the last day of the most recently ended Fiscal Quarter for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered and, (g) (i) Restricted Junior Payments made under this clause (g) prior to the Second Amendment Effective Date, the proceeds of which were used by Holdings to consummate all or any portion of the Permitted Share Buyback and (ii) the Borrower may, from time to time on or after the Second Amendment Effective Date, make payments to Lux Holdco and Lux Holdco may, from time to time, make similar payments from such proceeds to Holdings in an aggregate amount for all such Restricted Junior Payments made under this clause (g)(ii) on or after the Second Amendment Effective Date not to exceed $35,000,000, and Lux Holdco may accept such payments for further distribution to Holdings and Holdings may accept such payments and use such proceeds from time to time to consummate all or any portion of the Permitted Share Buyback and (h) in addition to the other Restricted Junior Payments permitted under this Section 7.04, the Borrower may from time to time on or after the Third Amendment Effective Date make payments to Lux Holdco and Lux Holdco may from time to time make similar payments from such proceeds to Holdings in an aggregate amount for all such Restricted Junior Payments made under this clause (h) on or after the Third Amendment Effective Date not to exceed $200,000,000, and Lux Holdco may accept such payments for further distribution to Holdings and Holdings may accept such payments and use such proceeds from time to time to consummate all or any portion of the Permitted Share Buyback. Restrictions on Subsidiary Distributions. Except as provided herein, Section 7.05. create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on any of such Restricted Subsidiary’s Equity Interests owned by the Borrower or any other Restricted Subsidiary, (b) repay or prepay any Indebtedness owed by such Restricted Subsidiary to Holdings or any other Restricted Subsidiary, (c) make loans or advances to the Borrower or any other Restricted Subsidiary or (d) transfer, lease or license any of its property to Holdings or any other Restricted Subsidiary other than restrictions (i) in agreements evidencing Indebtedness permitted by Section 7.01(f) or (l) that impose restrictions on the property so acquired, (ii) in agreements evidencing Junior Indebtedness or Refinancing Debt, in each case permitted to be incurred by Section 7.01, (iii) by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, (iv) by reason of customary net worth provisions contained in leases and other agreements that do not evidence Indebtedness entered into by the Borrower or a Restricted Subsidiary in the ordinary course of business, (v) that are or were created by virtue of any transfer of, agreement to transfer or option or right with respect to any property not otherwise prohibited under this Agreement or (vi) described on Schedule 7.05. Investments. Directly or indirectly, make or own any Investment in any Section 7.06. Person, including any Joint Venture, except: Investments in Cash and Cash Equivalents; (a) equity Investments owned as of the initial Borrowing Date in any Subsidiary and (b) Investments made after the Borrowing Date in the Borrower and any Subsidiary Guarantor; Investments (i) in any Securities received in satisfaction or partial satisfaction (c) thereof from financially troubled account debtors and (ii) deposits, prepayments and other credits to suppliers made in the ordinary course of business of the Borrower and the Restricted Subsidiaries; 89 9482345

intercompany loans to the extent permitted under Section 7.01(b) and other (d) Investments in Subsidiaries which are not Subsidiary Guarantors; provided that such Investments (including through intercompany loans) in Subsidiaries other than Subsidiary Guarantors shall not exceed at any time $25,000,000 in the aggregate; loans and advances to officers, directors and employees of Holdings and its (e) Subsidiaries made in the ordinary course of business in an aggregate principal amount not to exceed $2,000,000 at any time outstanding; Permitted Acquisitions; (f) Investments described in Schedule 7.06; (g) Hedge Agreements which constitute Investments; (h) other Investments by the Borrower and the Restricted Subsidiaries (including (i) Investments made in connection with the Permitted Spin-Offs) in an aggregate amount not to exceed the sum of (i) $25,000,000 at any one time outstanding plus (ii) if (A) no Event of Default shall exist or result therefrom and (B) the Total Leverage Ratio, calculated in accordance with Section 7.07 immediately prior to and after giving effect to such Investment as of the last day of the Fiscal Quarter most recently ended for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered, is equal to or less than 3.50 to 1.00, the Available Amount that is Not Otherwise Applied; (i) Investments by the Borrower and the Restricted Subsidiaries (including (j) Investments made in connection with the Permitted Spin-Offs) under this clause (j) prior to the Second Amendment Effective Date and (ii) other Investments by the Borrower and the Restricted Subsidiaries (including Investments made in connection with the Permitted Spin-Offs) on or after the Second Amendment Effective Date in an aggregate amount, for all such Investments made under this clause (j)(ii), not to exceed the greater of (x) $25,000,000 and (y) 18.0% of Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending as of the last day of the most recently ended Fiscal Quarter for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered; Investments by the Borrower or any Restricted Subsidiary in a Person, if as a (k) result of such Investment (i) such Person becomes a Subsidiary Guarantor that is engaged in Core Business Activities and any business or activities incidental and ancillary thereto or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Subsidiary Guarantor; Investments by the Borrower or any Restricted Subsidiary in one or more (l) Persons related to the Homeward Residential business in exchange for existing investments of Altisource Portfolio Solutions S.A. in Correspondent One S.A.; provided that the consideration received for any such Investment shall be in an amount approved by the board of directors (or similar governing body) of the Borrower; loans and advances to Ocwen to finance any acquisition by Ocwen of Residential (m) Capital, LLC or the Homeward Residential business, so long as (i) any such loan or advance will be repaid or will convert to an equity Investment in the target of any such acquisition no later than the first 90 9482345 anniversary of the date of this Agreement and (ii) immediately prior to and after giving effect to any such acquisition, the Total Leverage Ratio, determined in accordance with Section 7.07 as of the last day of the Fiscal Quarter most recently ended for which the financial statements required by Section 6.01(a) or (b), as the case may be, have been (or were required to be) delivered, does not exceed 3.50:1.00; Investments in connection with the Spinoff Capitalization; and (n) non-cash consideration received, to the extent permitted by the Loan Documents (o) in connection with the sale of property permitted by this Agreement. Certain Calculations. Section 7.07. In connection with any calculation of compliance with any financial term during (a) any period, the calculation thereof shall be after giving effect on a pro forma basis to (w) the incurrence of any Indebtedness after the first day of such period, as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of such period and remained outstanding through the date of determination, (x) the permanent repayment of any Indebtedness after the first day of such period, as if such Indebtedness had been retired or repaid on the first day of such period and remained retired through the date of determination, (y) the making of any other Restricted Junior Payment after the first day of such period, as if such Restricted Junior Payment had been made on the first day of such period, and (z) any Permitted Acquisition, Ocwen Acquisition, Permitted Spin-Off or Asset Sale then being consummated as well as any other Permitted Acquisition, Ocwen Acquisition, Permitted Spin-Off or Asset Sale if consummated after the first day of such period, and on or prior to the date of the respective the Permitted Acquisition, Ocwen Acquisition, Permitted Spin-Off or Asset Sale, as the case may be, then being effected, with the following rules (described in clauses (b) and (c) below) to apply in connection therewith. With respect to any period during which a Permitted Acquisition, Permitted (b) Spin-Off or Asset Sale has occurred (each, a “Subject Transaction”), Consolidated Adjusted EBITDA shall be calculated with respect to such period on a pro forma basis using either (i) in the case of an Asset Sale or a Permitted Spin-Off, the historical audited financial statements (or, if such audited financial statements do not exist, such other information as shall be consistent with the Historical Financial Statements) of any business so sold or disposed or to be sold or disposed or (ii) in the case of Permitted Acquisitions, (x) with respect to each calculation made at any time prior to the time when one full Fiscal Quarter shall have elapsed after such Permitted Acquisition, the EBITDA (calculated in a manner consistent with the definition of “Consolidated Adjusted EBITDA”) of such Acquired Entity as set forth in the projections for any business so acquired or to be acquired (provided that such projections are based on good faith estimates and assumptions made by the management of the Borrower) and (y) with respect to each calculation made at any time after the time when one full Fiscal Quarter shall have elapsed after such Permitted Acquisition but prior to the time when five full Fiscal Quarters shall have elapsed after such Permitted Acquisition, the Annualized Acquired EBITDA of such Acquired Entity, and the Consolidated financial statements of Holdings and its Subsidiaries shall be reformulated as if (A) such Subject Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant transaction at the weighted average of the interest rates applicable to outstanding Loans incurred during such period) and (B) in the case of Permitted Acquisitions, such projected EBITDA (calculated in a manner consistent with the definition of “Consolidated Adjusted EBITDA”) or the Annualized Acquired EBITDA of such Acquired Entity, as the case may be, had been earned at the beginning of the four Fiscal Quarter period 91 9482345 ending on the last day of the applicable Fiscal Quarter; provided, however, that such Annualized Acquired EBITDA shall be reduced by (1) for the first full Fiscal Quarter in which such Acquired Entity is included in the calculation of Consolidated Adjusted EBITDA, the actual Consolidated Adjusted EBITDA for such Acquired Entity for such Fiscal Quarter, (2) for the second full Fiscal Quarter in which such Acquired Entity is included in the calculation of Consolidated Adjusted EBITDA, the actual Consolidated Adjusted EBITDA for such Acquired Entity for the preceding two Fiscal Quarters ending on the last day of the applicable Fiscal Quarter, (3) for the third full Fiscal Quarter in which such Acquired Entity is included in the calculation of Consolidated Adjusted EBITDA, the actual Consolidated Adjusted EBITDA for such Acquired Entity for the preceding three Fiscal Quarters ending on the last day of the applicable Fiscal Quarter and (4) for the fourth full Fiscal Quarter in which such Acquired Entity is included in the calculation of Consolidated Adjusted EBITDA, the actual Consolidated Adjusted EBITDA for such Acquired Entity for the preceding four Fiscal Quarters ending on the last day of the applicable Fiscal Quarter. With respect to any period in which an Ocwen Acquisition Fulcrum Date occurs (c) with respect to any Ocwen Acquisition, the Consolidated financial statements of Holdings and its Subsidiaries shall be reformulated as if the applicable Ocwen Acquisition Fulcrum Date had occurred, and the related Ocwen Acquisition EBITDA had been earned, at the beginning of the four Fiscal Quarter period ending on the last day of the applicable Fiscal Quarter and Consolidated Adjusted EBITDA shall be calculated with respect to such period on a pro forma basis using (x) with respect to each Fiscal Quarter prior to and including the applicable Ocwen Acquisition Fulcrum Quarter and the Fiscal Quarter immediately following the applicable Ocwen Acquisition Fulcrum Quarter, the Ocwen Acquisition EBITDA for each such Fiscal Quarter minus, for the applicable Ocwen Acquisition Fulcrum Quarter and the Fiscal Quarter immediately following the applicable Ocwen Acquisition Fulcrum Quarter, the actual EBITDA (calculated in a manner consistent with the definition of “Consolidated Adjusted EBITDA”) directly attributable to Ocwen Acquisition Services during such Ocwen Acquisition Fulcrum Quarter and the Fiscal Quarter immediately following the applicable Ocwen Acquisition Fulcrum Quarter and (y) with respect to each Fiscal Quarter after the Fiscal Quarter immediately after the applicable Ocwen Acquisition Fulcrum Quarter, the actual EBITDA (calculated in a manner consistent with the definition of “Consolidated Adjusted EBITDA”) attributable to Ocwen Acquisition Services. Fundamental Changes; Disposition of Assets; Acquisitions. Enter Section 7.08. into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or license, exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, leased or licensed, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials, equipment and other assets and Consolidated Capital Expenditures in the ordinary course of business) the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except: any Restricted Subsidiary may be merged with or into the Borrower or any other (a) Restricted Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, assets or property may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to the Borrower or any Restricted Subsidiary; provided that in the case of any such transaction, (i) the Borrower shall be the continuing or surviving Person in any such transaction involving the Borrower and (ii) subject to the preceding clause (i), a Subsidiary Guarantor shall be the continuing or surviving Person in any such transaction involving a Subsidiary Guarantor; 92 9482345 any Restricted Subsidiary may dispose of any or all of its assets (upon voluntary (b) liquidation or otherwise) to the Borrower or any Subsidiary Guarantor; sales or other dispositions of assets that do not constitute Asset Sales; (c) Asset Sales, the proceeds of which (valued at the principal amount thereof in the (d) case of non-Cash proceeds consisting of notes or other debt Securities and valued at fair market value in the case of other non-Cash proceeds) when aggregated with the proceeds of all other Asset Sales under this clause (d) made within the same Fiscal Year, are less than $25,000,000; provided that (1) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the chief executive officer and chief financial officer of the Borrower), (2) no less than 75% thereof shall be paid in Cash, and (3) the Net Cash Proceeds thereof shall be applied as required by Section 2.08(b); disposals of obsolete, worn out or surplus property in the ordinary course of (e) business; Permitted Acquisitions; (f) Investments made in accordance with Section 7.06. (g) dispositions of Cash Equivalents in the ordinary course of business; (h) Permitted Spin-Offs and dividends and distributions in connection therewith; and (i) the Spinoff and dividends, distributions and sales in connection therewith (j) (including, without limitation, (y) sales and transfers of Equity Interests in the Spun-Off Entities and one or more investment vehicles created in connection therewith and (z) dividends or distributions to Holdings to permit Holdings to effect the Spinoff Capitalization); and the Permitted Lux Contribution. (j) Upon the request of the Borrower (which identifies with reasonable specificity the releases sought and Collateral disposed of), the Administrative Agent or Collateral Agent, as applicable, shall reasonably promptly execute and deliver to the Borrower any and all documents or instruments reasonably necessary to release any Lien encumbering any items of Collateral that are subject to a conveyance, sale, lease, exchange, transfer or other disposition pursuant to this Section 7.08 or otherwise permitted pursuant to this Agreement. Disposal of Subsidiary Interests. Except for (i) any sale of all of its Section 7.09. interests in the Equity Interests of any of its Material Subsidiaries in compliance with the provisions of Section 7.08, (ii) issuances described in clause (viii) of the definition of “Asset Sale”, (iii) the Permitted Lux Contribution and (iiiiv) Permitted Liens, (a) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any Equity Interests of any of its Material Subsidiaries, except to qualified directors and managers if required by applicable law; or (b) permit any Restricted Subsidiary directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any Equity Interests of any of its 93 9482345

Material Subsidiaries, except to another Loan Party (subject to the restrictions on such disposition otherwise imposed hereunder) or to qualified directors and managers if required by applicable law. Sales and Lease-Backs. Directly or indirectly, become or remain liable Section 7.10. as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which any Loan Party (a) has sold or transferred or is to sell or to transfer to any other Person (other than the Borrower or any Restricted Subsidiary), (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Loan Party to any Person (other than the Borrower or any Restricted Subsidiary) in connection with such lease or (c) is to be sold or transferred by such Loan Party to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Loan Party, other than transactions where any related sale of assets is permitted under Section 7.08, any related Indebtedness is permitted to be incurred under Section 7.01 and any Lien in connection therewith is permitted to be granted under Section 7.02. Transactions with Shareholders and Affiliates. Directly or indirectly, Section 7.11. enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property, the rendering of any service or the payment of any management, advisory or similar fees) with any Affiliate of Holdings on terms that are less favorable to Holdings or that Restricted Subsidiary, as the case may be, than those that might be obtained in a comparable arm’s length transaction at the time from a Person who is not an Affiliate; provided that the foregoing restriction shall not apply to (a) any transaction not otherwise prohibited by this Article VII between or among Holdings and any one or more Restricted Subsidiaries or between or among Restricted Subsidiaries; (b) reasonable and customary fees paid to members of the board of directors (or similar governing body) of Holdings and the Restricted Subsidiaries; (c) compensation arrangements for officers and other employees of Holdings and the Restricted Subsidiaries entered into in the ordinary course of business; (d) services agreements, statements of work, service level agreements and acquisition transactions with Ocwen, HLSS, any Spun-Off Entity and other Persons, including each of their Affiliates and Subsidiaries, in each case, entered into in the ordinary course of business of the Borrower and the Restricted Subsidiaries; and (e) transactions described in Schedule 7.11. Conduct of Business. Engage in any line of business substantially Section 7.12. different from the Core Business Activities and any business reasonably related, complementary or ancillary thereto. Modifications of Junior Indebtedness. Amend, modify, waive or Section 7.13. otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Junior Indebtedness in such a manner that would cause the terms of such Junior Indebtedness to fail to satisfy the requirements of clauses (i) through (vi) of the definition of “Junior Indebtedness.” Material Amendments or Waivers of Organizational Documents. Section 7.14. Agree to any material amendment, restatement, supplement or other modification to, or waiver of, any of the Organizational Documents of the Borrower or any Guarantor after the Effective Date that would materially and adversely impact the Lenders without in each case obtaining the prior written consent of the Required Lenders to such amendment, restatement, supplement or other modification or waiver. Fiscal Year. Change its Fiscal Year-end from December 31 or change Section 7.15. its method of determining Fiscal Quarters. 94 9482345

Certain Activities. Section 7.16. In the case of Holdings, (i) hold any material assets other than (A) the Equity (a) Interests of Lux Holdco, the Borrower, the Original Spun-Off Entities and any other Subsidiaries and (B) intercompany receivables, (ii) have any material liabilities other than (A) liabilities under the Loan Documents, (B) tax liabilities in the ordinary course of business, (C) intercompany liabilities permitted under Section 7.01(a) and (D) other liabilities for directors’ fees, SEC regulatory compliance and maintenance of existence and liabilities covered by insurance or (iii) engage in any business or activity other than (A) owning the common stock ofEquity Interests of Lux Holdco, the Borrower and, the Original Spun-Off Entities and any other Subsidiaries and activities incidental or related thereto or to the maintenance of the corporate existence of Holdings or compliance with applicable Law, (B) participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies, including the Loan Parties, (C) participating in activities incidental to compliance with the provisions of the Securities Act and the Exchange Act and the rules of national securities exchanges, in each case, as applicable to companies with listed equity or debt securities, as well as activities incidental to investor relations, shareholder meetings and reports to shareholders or debt holders, (D) acting as a Guarantor under the Guaranty and pledging its assets to the Collateral Agent, for the benefit of the Lenders, pursuant to the Collateral Documents to which it is a party, (E) acting as a guarantor in respect of Indebtedness permitted to be incurred under Section 7.01, (F) issuing and purchasing its own common stock and (G) activities in connection with the Spinoff; and In the case of Lux Holdco, (i) hold any material assets other than (A) the Equity (a) Interests of the Borrower and any other Subsidiaries and (B) intercompany receivables, (ii) have any material liabilities other than (A) liabilities under the Loan Documents, (B) tax liabilities in the ordinary course of business, (C) intercompany liabilities permitted under Section 7.01(a) and (D) other liabilities for directors’ fees and maintenance of existence and liabilities covered by insurance or (iii) engage in any business or activity other than (A) owning the Equity Interests of the Borrower and any other Subsidiaries and activities incidental or related thereto or to the maintenance of the corporate existence of Lux Holdco or compliance with applicable Law, (B) acting as a Guarantor under the Guaranty and pledging its assets to the Collateral Agent, for the benefit of the Lenders, pursuant to the Collateral Documents to which it is a party and (C) acting as a guarantor in respect of Indebtedness permitted to be incurred under Section 7.01; and (b) Permit(i) Before the Permitted Lux Contribution is effective, permit any (b) Person other than Holdings to hold any Equity Interests of the Borrower and (ii) after the Permitted Lux Contribution is effective, permit any Person other than Holdings to hold any Equity Interests of Lux Holdco and permit any Person other than Lux Holdco to hold any Equity Interests of the Borrower. ARTICLE VIII EVENTS OF DEFAULT Events of Default. If any one or more of the following conditions or Section 8.01. events occur: Failure to Make Payments When Due. Failure by the Borrower to pay (i) when (a) due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or (ii) any interest on any Loan or any fee or any other amount due hereunder within five (5) days after the date due; or 95 9482345

Breach of Representations, Etc. Any representation, warranty, certification or (b) other statement made or deemed made by any Loan Party in any Loan Document or in any statement or certificate at any time given by any Loan Party or any Restricted Subsidiary in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or Breach of Certain Covenants. Failure of any Loan Party to perform or comply (c) with any term or condition contained in Section 6.01(e), Section 6.02 (as to existence of the Loan Parties only), Section 6.12 or Article VII hereof or Section 6 of the Security Agreement; or Other Defaults Under Loan Documents. Any Loan Party shall default in the (d) performance of or compliance with (A) Section 6.01(a), 6.01(b), 6.01(c) or 6.01(d), and such default shall not have been remedied or waived within five (5) Business Days after the due date, or (B) any term contained herein or any of the other Loan Documents, other than any such term referred to in any other Section of this Section 8.01, and such default shall not have been remedied or waived within thirty (30) days after the earlier of (i) an officer of such Loan Party becoming aware of such default or (ii) receipt by the Borrower of notice from the Administrative Agent or any Lender of such default; or Default in Other Agreements. (i) Failure of any Loan Party or any of their (e) respective Restricted Subsidiaries to pay when due any principal of or interest on or any other amount, including any payment in settlement, payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.01(a)) in an individual principal amount (or Net Mark-to-Market Exposure) of $40,000,000 or more or with an aggregate principal amount (or Net Mark-to-Market Exposure) of $40,000,000 or more, in each case beyond the grace period, if any, provided therefor; or (ii) breach or default by any Loan Party with respect to any other material term of (1) one or more items of Indebtedness in the individual or aggregate principal amounts (or Net Mark-to-Market Exposure) referred to in clause (i) above or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) A court of competent (f) jurisdiction shall enter a decree or order for relief in respect of the Borrower, Holdings or any of its Significant Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable U.S. federal, state or foreign bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable U.S. federal, state or foreign law; or (ii) an involuntary case shall be commenced against the Borrower, Holdings or any of its Significant Subsidiaries under the Bankruptcy Code or under any other applicable U.S. federal, state or foreign bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, conservator, custodian or other officer having similar powers over the Borrower, Holdings or any of its Significant Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee, conservator or other custodian of the Borrower, Holdings or any of its Significant Subsidiaries for all or substantially all of its property; or a warrant of attachment, execution or similar process shall have been issued against all or substantially all of the property of the Borrower, Holdings or any of its Significant Subsidiaries, and any such event described in this clause (ii) shall continue for sixty (60) days without having been dismissed, bonded or discharged; or 96 9482345

Voluntary Bankruptcy; Appointment of Receiver, Etc. (i) The Borrower, (g) Holdings or any of its Significant Subsidiaries shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable U.S. federal, state or foreign bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee, conservator or other custodian for all or a substantial part of its property; or the Borrower, Holdings or any of its Significant Subsidiaries shall make any assignment for the benefit of creditors or (ii) the Borrower, Holdings or any of its Significant Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of the Borrower, Holdings or any of its Significant Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 8.01(f); or Judgments and Attachments. Any money judgment, writ or warrant of (h) attachment or similar process involving (i) in any individual case an amount in excess of $40,000,000 or (ii) in the aggregate at any time an amount in excess of $40,000,000 (in either case to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against the Borrower, Holdings or any of its Material Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days; or Employee Benefit Plans. There shall occur one or more ERISA Events which (i) individually or in the aggregate results in or would reasonably be expected to result in a Material Adverse Effect on the Borrower during the term hereof; or Change of Control. A Change of Control occurs; or (j) Guaranties, Security Documents and other Loan Documents. At any time after (k) the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Security Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, or the Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any Collateral purported to be covered by the Security Documents with the priority required by the relevant Security Document, in each case for any reason other than the failure of the Collateral Agent or any Secured Party to take any action within its control or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability under any Loan Document to which it is a party or shall contest the validity or perfection of any Lien in any Collateral purported to be covered by the Security Documents; THEN, (1) upon the occurrence of any Event of Default described in Section 8.01(f) or 8.01(g), automatically, and (2) upon the occurrence of any other Event of Default, at the request of (or with the consent of) the Required Lenders, upon notice to the Borrower by the Administrative Agent, (A) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Loan Party: (I) the unpaid principal amount of and accrued interest on the Loans, and (II) all other 97 9482345

Obligations; and (B) the Administrative Agent may cause the Collateral Agent to enforce any and all Liens and security interests created pursuant to Security Documents. Application of Funds. After the exercise of remedies provided for in Section 8.02. Section 8.01 (or after the Loans have automatically become immediately due and as set forth in Section 8.01), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.13, be applied by the Administrative Agent in the following order: FIRST, to payment of that portion of the Obligations constituting fees, (i) indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; SECOND, to payment of that portion of the Obligations constituting (ii) fees, indemnities and other amounts (other than principal and interest) payable to the Lenders or any Hedge Bank (including amounts payable under Article III fees, charges and disbursements of counsel to the respective Lenders (including fees and time charges for attorneys who may be employees of any Lender)) arising under the Loan Documents or any Hedge Agreement, ratably among them in proportion to the respective amounts described in this clause Second payable to them; THIRD, to payment of that portion of the Obligations constituting (iii) accrued and unpaid interest on the Loans and other Term Credit Obligations, unpaid principal of the Loans and amounts then owing under Hedge Agreements ratably among the Lenders and the Hedge Banks in proportion to the respective amounts described in this clause Third payable to them; and LAST, the balance, if any, after all of the Obligations have been (iv) indefeasibly paid in full, to the Borrower or as otherwise required by Law. Notwithstanding the foregoing, Obligations arising under Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank. Each Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party hereto. Notwithstanding anything herein to the contrary, Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.02. ARTICLE IX THE AGENCY PROVISIONS Appointment and Authority. Section 9.01. Administrative Agent. Each of the Lenders (in its capacities as a Lender and on (a) behalf of itself and its Affiliates as a potential Hedge Bank) hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as 98 9482345 are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Collateral Agent. The Administrative Agent shall also act as the “collateral (b) agent” under the Loan Documents, and each of the Lenders (including in its capacity as a Lender and on behalf of itself and its Affiliates as a potential Hedge Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Rights as a Lender. The Person serving as the Administrative Agent Section 9.02. hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Exculpatory Provisions. The Administrative Agent shall not have any Section 9.03. duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: shall not be subject to any fiduciary or other implied duties, regardless of (i) whether a Default has occurred and is Continuing; shall not have any duty to take any discretionary action or exercise any (ii) discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and 99 9482345 shall not, except as expressly set forth herein and in the other Loan (iii) Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.01) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower or a Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the value or the sufficiency of any Collateral or (vi) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Reliance by Administrative Agent. The Administrative Agent shall be Section 9.04. entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Delegation of Duties. The Administrative Agent may perform any and Section 9.05. all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 100 9482345

Resignation of Administrative Agent. Section 9.06. The Administrative Agent may at any time give notice of its resignation to the (a) Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent (so long as no Event of Default has occurred and is Continuing) of the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States; provided that the Borrower shall be deemed to have consented to the appointment of any such successor unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. If the Person serving as Administrative Agent is a Defaulting Lender pursuant to (b) clause (iv) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. With effect from the Resignation Effective Date or the Removal Effective Date (c) (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article IX and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. Non-Reliance on Administrative Agent and Other Lenders. Each Section 9.07. Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has 101 9482345 deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. No Other Duties, Etc. Anything herein to the contrary notwithstanding, Section 9.08. none of the Lead Arrangers or the Co-Syndication Agents (listed on the cover page hereof) (a) shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender or (b) shall be deemed to be acting as an advisor, agent or fiduciary of any Lender or any other Person. Administrative Agent May File Proofs of Claim. In case of the Section 9.09. pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: to file and prove a claim for the whole amount of the principal and (i) interest owing and unpaid in respect of the Loans and all other Term Credit Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 10.04) allowed in such judicial proceeding; and to collect and receive any monies or other property payable or (ii) deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Collateral and Guaranty Matters. Without limiting the provisions of Section 9.10. Section 9.09 each of the Lenders (including in its capacity as a Lender and on behalf of itself and its Affiliates as a potential Hedge Bank) irrevocably authorizes the Administrative Agent, at its option and in its discretion, to: release any Lien on any property granted to or held by the (i) Administrative Agent under any Loan Document (A) upon termination of the Commitments of 102 9482345 all the Lenders and payment in full of all Obligations (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made), (B) with respect to any property that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document or (C) if approved, authorized or ratified in writing in accordance with Section 10.01; release any Guarantor from its obligations under the Guaranty if such (ii) Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents; and subordinate any Lien on any property granted to or held by the (iii) Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.02(j) or (m). Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Agreement and the other Loan Documents or to subordinate its interest in such item, or to release such Subsidiary Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. Without limiting the foregoing, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Agents on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition (including any sale or disposition conducted under a plan of reorganization), any Secured Party may be the purchaser of any or all of such Collateral at any such sale or other disposition, and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Hedge Bank in its or their respective individual capacities) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent on behalf of the Secured Parties at such sale or other disposition. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guaranty provided under the Loan Documents, to have agreed to the foregoing provisions. The provisions of this paragraph are for the sole benefit of the Secured Parties and shall not afford any right to, or constitute a defense available to, any Loan Party. Hedge Agreements. Except as otherwise expressly set forth herein or Section 9.11. in any Guaranty or any Security Document, no Hedge Bank that obtains the benefits of Section 8.01, the Guaranty or any Collateral by virtue of the provisions hereof or of the Guaranty or any Security 103 9482345

Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank. ARTICLE X MISCELLANEOUS Amendments, Etc. Except as otherwise set forth in this Agreement, no Section 10.01. amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent or ratification of the Required Lenders or such other number or percentage of Lenders as may be specified herein) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that (x) the Administrative Agent and the Borrower may, with the consent of the other, amend, modify or supplement this Agreement and any other Loan Document to cure any ambiguity, omission, typographical error, mistake, defect or inconsistency if such amendment, modification or supplement does not adversely affect the rights of any Agent or any Lender, to comply with local law or the advice of local counsel or to cause one or more Loan Documents to be consistent with other Loan Documents and (y) no such amendment, waiver or consent shall: waive any condition set forth in Section 5.02 without the written consent (i) of each Lender; without limiting the generality of clause (i) above, waive any condition (ii) set forth in Section 5.01 as to any Borrowing under the relevant Facility without the written consent of each Lender under such Facility directly affected thereby; extend or increase the Commitment of any Lender (or reinstate any (iii) Commitment terminated pursuant to Section 2.01) without the written consent of such Lender; postpone any date fixed by this Agreement or any other Loan Document (iv) for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; reduce the principal of, or the rate of interest specified herein on, any (v) Loan, or (subject to clause (ii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that (i) only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate and (ii) nothing contained in this clause (v) shall affect the Borrower’s ability to make Discounted Voluntary Prepayments in accordance with Section 2.08(a)(iii); 104 9482345 change (A) Section 2.11(c) in a manner that would alter the pro-rata (vi) sharing of payments required thereby without the written consent of each Lender or (B) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.08(b)(vi), in any manner that materially and adversely affects the Lenders under a Facility without the written consent of each Lender; provided that nothing contained in this clause (vi) shall affect the Borrower’s ability to make Discounted Voluntary Prepayments in accordance with Section 2.08(a)(iii); change any provision of this Section 10.01 or the definition of “Required (vii) Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender; release all or substantially all of the Collateral in any transaction or (viii) series of related transactions, without the written consent of each Lender; release all or substantially all of the value of the Guaranty, without the (ix) written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); and provided, further, that: (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (ii) no amendment, waiver or consent which would require the consent of a Lender but for the fact that it is a Defaulting Lender shall be enforced against it without its consent; and (iii) the Administrative Agent Fee Letter and the Engagement Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrower (provided, for the avoidance of doubt, that such consent of the Required Lenders shall not be required for amendments effected through Permitted Revolving Credit Facility Amendments, Incremental Assumption Agreements pursuant to Section 2.12 and Refinancing Amendments pursuant to Section 2.14) (i) to add one or more additional term loan facilities (or, in the case of any Permitted Revolving Credit Facility Amendment, a Permitted Revolving Credit Facility) to this Agreement, subject to the limitations in Sections 2.12 (in the case of any Incremental Assumption Agreement) and 2.14 (in the case of any Refinancing Amendment), and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to 105 9482345 participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder. Notwithstanding any provision herein to the contrary, the Borrower may, by written notice to the Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders under one or more of the Facilities (each Facility subject to such a Loan Modification Offer, an “Affected Facility”) to make one or more Permitted Amendments (as defined below) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice, or such shorter periods as are acceptable to the Administrative Agent). Permitted Amendments shall become effective only with respect to the Loans of the Lenders under the Affected Facility that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans under such Affected Facility as to which such Lender’s acceptance has been made. The Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent an agreement in form and substance satisfactory to the Administrative Agent giving effect to the Permitted Amendment (a “Loan Modification Agreement”) and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Loans and Commitments of the Accepting Lenders under the Affected Facility. Notwithstanding the foregoing, no Permitted Amendment shall become effective under this paragraph unless the Administrative Agent shall have received all corporate documents, officers’ certificates or legal opinions consistent with those delivered on the Borrowing Date under Section 5.02 reasonably requested by the Administrative Agent. As used in this paragraph, “Permitted Amendments” shall be limited to (i) an extension of the final maturity date of the applicable Loans of the Accepting Lenders (provided that such extension may not result in having more than two additional final maturity dates in any year, or more than three additional final maturity dates at any time, under this Agreement without the consent of the Administrative Agent), (ii) a reduction, elimination or extension of the scheduled amortization of the applicable Loans of the Accepting Lenders, (iii) a change in rate of interest (including a change to the Applicable Margin and any provision establishing a minimum rate), premium, or other amount with respect to the applicable Loans of the Accepting Lenders and/or a change in the payment of fees to the Accepting Lenders and/or a change in the payment of fees to the Accepting Lenders (such change and/or payments to be in the form of cash, Equity Interests or other property to the extent not prohibited by this Agreement) and (iv) any other amendment to a Loan Document required to give effect to the Permitted Amendments described in clauses (i) through (iii) of this sentence. If any Lender (a “Non-Consenting Lender”) does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender (or each affected Lender) and that has been approved by the Required Lenders, the Borrower may replace such Non-Consenting Lender in accordance with Section 10.14; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant thereto). Notices; Effectiveness; Electronic Communication. Section 10.02. 106 9482345

Notices Generally. Except in the case of notices and other communications (a) expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: if to the Borrower, Holdings or any other Loan Party or the (i) Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and if to any other Lender, to the address, facsimile number, electronic mail (ii) address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material Non-Public Information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). Electronic Communications. Notices and other communications to the Lenders (b) hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS (c) AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A 107 9482345

PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, “Agent Parties”) have any liability to Holdings, the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials through the Internet. Change of Address, Etc. Each of Holdings, the Borrower and the Administrative (d) Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material Non-Public Information with respect to the Borrower or its securities for purposes of United States federal or state securities laws. Reliance by Administrative Agent and Lenders. The Administrative Agent and (e) the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic Borrowing Request) purportedly given by or on behalf of the Borrower or any other Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. No Waiver; Cumulative Remedies; Enforcement. No failure by any Section 10.03. Lender or by the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided and provided under each other Loan Document are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.01 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) 108 9482345 hereunder and under the other Loan Documents, (ii) any Lender from exercising setoff rights in accordance with Section 10.09 or (iii) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (x) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.01 and (y) in addition to the matters set forth in clauses (ii) and (iii) of the preceding proviso, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. Expenses; Indemnity; Damage Waiver. Section 10.04. Costs and Expenses. The Borrower agrees to pay (i) all reasonable and (a) documented out-of-pocket expenses (including Other Taxes) incurred by the Administrative Agent and the Lead Arrangers (including the reasonable and documented fees, charges and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, as U.S. counsel for the Administrative Agent and the Lead Arrangers, and, if reasonably necessary, the reasonable fees, charges and disbursements of one local counsel in each relevant jurisdiction material to the Lenders taken as a whole as determined by the Administrative Agent in consultation with the Borrower (which may be a single local counsel acting in multiple such material jurisdictions) unless the representation of all such parties by any such counsel would not be appropriate due to the existence of a conflict of interest), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents (including expenses incurred in connection with due diligence and initial ongoing Collateral examination) or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); provided that without its consent, the Borrower shall not be required to reimburse the fees of Fried, Frank, Harris, Shriver & Jacobson LLP in excess of $300,000 as U.S. counsel for the Administrative Agent and the Lead Arrangers in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, (ii) all reasonable and documented out-of-pocket expenses (including Other Taxes) incurred by the Administrative Agent or any Lender (including the reasonable and documented fees, charges and disbursements of one counsel for the Administrative Agent and the Lenders taken as a whole, and if reasonably necessary, one local counsel in each relevant jurisdiction material to the Lenders taken as a whole as determined by the Administrative Agent in consultation with the Borrower (which may be a single local counsel acting in multiple such material jurisdictions) unless the representation of all such parties by any such counsel would not be appropriate due to the existence of a conflict of interest), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.04, or (B) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. Indemnification. The Borrower shall indemnify the Administrative Agent (and (b) any sub-agent thereof), the Agents, the Lead Arrangers, the Co-Syndication Agents, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented counsel fees, charges and disbursements) of not more than one counsel for all Indemnitees taken as a whole, plus, if reasonably necessary, a single local counsel for all Indemnitees in each relevant jurisdiction that is material to the interests of such Indemnitees taken as a whole as determined by such Indemnitees in consultation with the Borrower (which may be a single local counsel acting in multiple such material jurisdictions) (except the allocated 109 9482345 costs of in-house counsel) unless, in the reasonable opinion of any such Indemnitee seeking indemnity, such joint representation would be inappropriate due to the existence of conflict of interest, in which case such Indemnitee or Indemnitees, as the case may be, shall inform the Borrower of such conflict and the Borrower shall reimburse the legal fees and expenses of no more than such number of additional outside counsel for the Indemnitees as is necessary to avoid any conflict of interest, incurred by any Indemnitee or asserted against any Indemnitee by a Person (including the Borrower or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, by reason of, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions and the other transactions contemplated hereby or thereby or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing and preparation of a defense in connection therewith, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith, willful misconduct or material breach of any Loan Document by such Indemnitee or (z) arise from any disputes solely among Indemnitees that do not involve an act or omission by any of the Loan Parties and which are not claims against any of the Agents, the Lead Arranger or Co-Syndication Agents in their respective capacities as agents, arrangers or syndication agents hereunder or under any other Loan Document. No Indemnitee seeking indemnification under this Section 10.04(b) will, without the consent of the Borrower (which consent shall not be unreasonably withheld, delayed or conditioned), settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any claim investigation, litigation or proceeding referred to herein; provided however that if any of the foregoing actions is taken with the consent of the Borrower or if there is a final and non-appealable judgment by a court of competent jurisdiction for the plaintiff in any such claim, investigation, litigation or proceeding, the Borrower agrees to indemnify and hold harmless each Indemnitee from and against any and all losses, claims, damages, liabilities and expenses by reason of such action or judgment in accordance with and subject to the limitations of the provisions of this paragraph. Notwithstanding the immediately preceding sentence, if at any time an Indemnitee shall have requested indemnification for any settlement or other action referred to in the immediately preceding sentence, the Borrower shall be liable for such settlement or other action effected without the Borrower’s consent if (a) such settlement or other action is entered into more than 30 days after receipt by the Borrower of such request for such indemnification and (b) the Borrower shall not have provided such indemnification in accordance with such request prior to the date of such settlement or other action. Without limiting the provisions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Reimbursement by Lenders. To the extent that Holdings and the Borrower for (c) any reason fail indefeasibly to pay any amount required under subsection (a) or (b) of this Section 10.04 to be paid by it or them to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro-rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s outstanding Term Loans and unused Commitments at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ percentage (carried out to the ninth decimal place) of the Facility (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), 110 9482345 provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.02(a). Waiver of Consequential Damages. To the fullest extent permitted by applicable (d) Law, the Borrower shall not assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. Payments. All amounts due under this Section 10.04 shall be payable not later (e) than ten Business Days after demand therefor. Survival. The agreements in this Section 10.04 and the indemnity provisions of (f) Section 10.02(e) shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments of all the Lenders and the repayment, satisfaction or discharge of all the other Term Credit Obligations. Payments Set Aside. To the extent that any payment by or on behalf of Section 10.05. the Borrower or any other Loan Party is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (ii) of the preceding sentence shall survive the payment in full of the Term Credit Obligations and the termination of this Agreement. Successors and Assigns. Section 10.06. Successors and Assigns Generally. The provisions of this Agreement shall be (a) binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 10.06(b), (ii) by 111 9482345 way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(e). Nothing in this Agreement, expressed or implied, is intended to confer, shall be construed to confer, or shall confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 10.06 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. Assignments by Lenders. Any Lender may at any time assign to one or more (b) Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: Minimum Amounts. (i) in the case of an assignment of the entire remaining amount of (A) the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in subsection (b)(i)(B) of this Section 10.06 in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and in any case not described in subsection (b)(i)(A) of this Section (B) 10.06, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date, shall not be less than $1,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is Continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). Proportionate Amounts. Each partial assignment shall be made as an (ii) assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities and any facilities provided pursuant to the second paragraph of Section 10.01 on a non-pro-rata basis. Required Consents. No consent shall be required for any assignment (iii) except to the extent required by subsection (b)(i)(B) of this Section 10.06 and, in addition: the consent of the Borrower (such consent not to be (A) unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is Continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and provided further that the Borrower’s consent shall not be required during the primary syndication of the Facilities. 112 9482345 the consent of the Administrative Agent (such consent not to be (B) unreasonably withheld or delayed) shall be required for assignments in respect of (i) any unfunded Commitment if such assignment is to a Person that is not a Lender with a Commitment under the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) any Term Loan to a Person that is not a Lender under the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender. Assignment and Acceptance. The parties to each assignment shall (iv) execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee in the amount of $3,500; provided, however, that (x) in the case of contemporaneous assignments by any Lender to one or more Approved Funds, only a single processing and recording fee shall be payable for such assignments and (y) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all applicable tax forms. No Assignment to Certain Persons. No such assignment shall be made (v) (A) to any Loan Party, (B) to an Affiliate of a Loan Party, (C) to any Defaulting Lender or any of its Subsidiaries, (D) to any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons, (E) to any natural person or (F) absent the consent of the Borrower (which consent may be withheld in the sole discretion of the Borrower), to a Person (an “Ineligible Assignee”) disclosed on a list of competitors of any Loan Party and their direct or indirect Subsidiaries and parent companies posted on the Platform prior to the Borrowing Date, as updated from time to time (but no more often than quarterly) by the Borrower by posting a new such list of Ineligible Assignees on the Platform. Certain Additional Payments. In connection with any assignment of (vi) rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro-rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon). Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Luxembourg Civil Code. In case of an assignment, transfer or novation (vii) by a Lender of all or any part of its rights and obligations under any of the Loan Documents, such Lender and assignee Lender shall agree that, for the purposes of Article 1278 of the Luxembourg Civil Code (to the extent applicable), the security interest created under the Security Documents securing the rights assigned, transferred or novated thereby, will be preserved for the benefit of the assignee Lender. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 10.06, from and after the effective date specified in each Assignment and 113 9482345

Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 10.06. Register. (i) The Administrative Agent, acting solely for this purpose as an (c) agent of the Borrower (and such agency being solely for Tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for consent for a material or other substantive change to the Loan Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register. Upon its receipt of a duly completed Assignment and Acceptance (ii) executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), all applicable tax forms, the processing and recordation fee referred to in paragraph (b)(iv) of this Section 10.06 (unless waived in accordance with such paragraph) and any written consent to such assignment required by paragraph (b)(iii) of this Section 10.06, the Administrative Agent shall promptly accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment, whether or not evidenced by a promissory note, shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph (c)(ii). Participations. Any Lender may at any time, without the consent of, or notice (d) to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation. 114 9482345

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any of the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in subclauses (iii), (iv), (v), (viii) and (ix) of clause (y) of the first proviso to Section 10.01 that affects such Participant and requires the consent of each Lender directly affected thereby. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 10.06 (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation); provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 10.14 as if it were an assignee under paragraph (b) of this Section 10.06 and (B) shall not be entitled to receive any greater payment under Sections 3.01, 3.04 or 3.05, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Certain Pledges. Any Lender may at any time pledge or assign a security (e) interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Treatment of Certain Information; Confidentiality. Each of the Section 10.07. Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed: (i) to its Affiliates and Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as NAIC); (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (iv) to any other party hereto; (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights 115 9482345 hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 10.07, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Person invited to be a Lender pursuant to Section 2.12 or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (vii) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (viii) with the consent of the Borrower or (ix) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 10.07 or (B) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. For purposes of this Section 10.07, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any person required to maintain the confidentiality of Information as provided in this Section 10.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding the foregoing, any Agent and any Lender may place advertisements in financial and other newspapers and periodicals or on a home page or similar place for dissemination of information on the Internet or worldwide web as it may choose, and circulate similar promotional materials, after the closing of the transactions contemplated by this Agreement in the form of a “tombstone” or otherwise describing the names of the Loan Parties, or any of them, and the amount, type and Borrowing Date of such transactions, all at their sole expense. Each of the Administrative Agent and the Lenders acknowledges that (i) the Information may include material Non-Public Information concerning Holdings, the Borrower or one or more Subsidiaries, as the case may be, (ii) it has developed compliance procedures regarding the use of material Non-Public Information and (iii) it will handle such material Non-Public Information in accordance with applicable Laws, including federal and state securities Laws. Platform; Borrower Materials. Each of Holdings and the Borrower Section 10.08. hereby acknowledges that (i) the Administrative Agent and/or the Lead Arrangers and the Co-Syndication Agents may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of Holdings and the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material Non-Public Information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each of Holdings and the Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that: (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Lead Arrangers, the Co-Syndication Agents and the Lenders to treat such Borrower Materials as not containing any material Non-Public Information (although it may be sensitive and proprietary) with 116 9482345 respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent, the Lead Arrangers and the Co-Syndication Agents shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” The Borrower agrees to take all actions necessary to permit the Borrower Materials referred to in Section 6.01 to be made available through a portion of the Platform designated “Public Side Information.” Right of Setoff. If an Event of Default shall have occurred and be Section 10.09. Continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender, different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.13 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Interest Rate Limitation. Notwithstanding anything to the contrary Section 10.10. contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Term Credit Obligations hereunder. Counterparts; Integration; Effectiveness. This Agreement may be Section 10.11. executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the 117 9482345 subject matter hereof. Except as provided in Section 5.02, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Survival of Representations and Warranties. All representations and Section 10.12. warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Term Credit Obligation shall remain unpaid or unsatisfied. Severability. If any provision of this Agreement or the other Loan Section 10.13. Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.13, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited. Replacement of Lenders. If the Borrower is entitled to replace a Section 10.14. Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: the Borrower or such assignee shall have paid to the Administrative (i) Agent the assignment fee specified in Section 10.06(b); such Lender shall have received payment of an amount equal to the (ii) outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Sections 2.08(a)(ii) and 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); 118 9482345 in the case of any assignment resulting from a claim for compensation (iii) under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; such assignment does not conflict with applicable Laws; and (iv) in the case of an assignment resulting from a Lender becoming a (v) Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver or consent, as applicable, by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each Lender agrees that, if the Borrower elects to replace such Lender in accordance with this Section 10.14, it shall promptly execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Note (if Notes have been issued in respect of such Lender’s Loans) subject to such Assignment and Acceptance; provided that the failure of any such Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register. Governing Law; Jurisdiction Etc. Section 10.15. Governing Law. THIS AGREEMENT AND THE OTHER LOAN (a) DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION. Submission to Jurisdiction. THE BORROWER AND EACH OTHER LOAN (b) PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN 119 9482345

ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. Waiver of Venue. THE BORROWER AND EACH OTHER LOAN PARTY (c) HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 10.15. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS (d) TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. The guarantee of such Loan Party under the Loan Documents is (in part) an (e) international transaction in which payment of Dollars in New York, New York, is of the essence, and Dollars shall be the currency of account in all events. The payment obligation of such Loan Party shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Dollars and transfer to New York, New York, under normal banking procedures does not yield the amount of Dollars in New York, New York due hereunder. In the event that any payment by such Loan Party, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of Dollars in New York, New York, the Administrative Agent, the Collateral Agent, the Lenders and each Indemnitee have a separate cause of action against such Loan Parties for the additional amount necessary to yield the amount due and owing to the Administrative Agent, the Collateral Agent, the Lenders and each Indemnitee. Waiver of Jury Trial. EACH PARTY HERETO HEREBY Section 10.16. IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.16. No Advisory or Fiduciary Responsibility. In connection with all Section 10.17. aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or 120 9482345 other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lead Arrangers, the Co-Syndication Agents and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Lead Arrangers, the Co-Syndication Agents and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Lead Arrangers, the Co-Syndication Agents and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, the Lead Arrangers, the Co-Syndication Agents nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, irrespective of whether the Administrative Agent, the Lead Arrangers, the Co-Syndication Agents or any Lender has advised or is advising the Borrower on other matters; and (iii) the Administrative Agent, the Lead Arrangers, the Co-Syndication Agents and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, the Lead Arrangers, the Co-Syndication Agents nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Lead Arrangers, the Co-Syndication Agents or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Electronic Execution of Assignments and Certain Other Documents. Section 10.18. The words “execute,” “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. USA Patriot Act Notice. Each Lender that is subject to the Patriot Act Section 10.19. (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into Law October 26, 2001) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” an anti-money laundering rules and regulations, including the Patriot Act. 121 9482345

Headings. Article and Section headings and the Table of Contents used Section 10.20. herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. [Signature Pages Follow] 122 9482345

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers as of the day and year first written above. ALTISOURCE SOLUTIONS S.À R.L. By: Name: Title: ALTISOURCE PORTFOLIO SOLUTIONS S.A. By: Name: Title: [Signature Page to Altisource Credit Agreement] 9482345

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and as a Lender By: Name: Title: [Signature Page to Altisource Credit Agreement] 9482345

Exhibit B AMENDMENTS TO FORM OF COMPLIANCE CERTIFICATE [Altisource – Third Amendment]

EXHIBIT C FORM OF COMPLIANCE CERTIFICATE Financial Statement Date: _____________, 20__ Bank of America, N.A. as Administrative Agent for the Secured Parties, I.S.A.O.A., A.T.I.M.A. Attn: MAC Legal Collateral Administration Mail Code TX1-492-14-06 901 Main Street Dallas, TX 75202 Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of November 27, 2012 (as amended, modified or supplemented from time to time, including by that certain Amendment No. 1 to Credit Agreement dated May 7, 2013 and2013, that certain Amendment No. 2 to Credit Agreement dated December 9, 2013,2013 and that certain Amendment No. 3 to Credit Agreement dated August 1, 2014, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among ALTISOURCE PORTFOLIO SOLUTIONS S.A., a public limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 291, route d'Arlon, L-115040, Avenue Monterey, L-2163 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies register under number B 72391 (“Holdings”), ALTISOURCE SOLUTIONS S.À R.L., private limited liability company (société à responsabilité limitée) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 291, route d'Arlon, L-115040, Avenue Monterey, L-2163 Luxembourg, Grand Duchy of Luxembourg, having a share capital of USD 21,463,001 and registered with the Luxembourg Trade and Companies register under number B 147268 (the “Borrower”), the Lenders party thereto from time to time and BANK OF AMERICA, N.A. (“BofA”), as Administrative Agent and Collateral Agent. The undersigned Authorized Officer of the Borrower hereby certifies, solely in his or her capacity as an Authorized Officer of the Borrower and not in his or her individual capacity, as of the date deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that: [Use following paragraph 1 for fiscal year-end financial statements] Attached hereto as Schedule 1 are the year-end audited Consolidated financial 1. statements required by Section 6.01(b) of the Credit Agreement for the Fiscal Year of Holdings and its Consolidated Subsidiaries ended as of the above date [(together with reconciliation statements eliminating the financial information pertaining to Unrestricted Subsidiaries)]1, setting forth in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Model for the Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto, and together 1 Insert if applicable 9483732 with the report and opinion of its independent certified public accountants required by Section 6.01(b) of the Credit Agreement. [Use following paragraph 1 for interim financial statements] Attached hereto as Schedule 1 are the unaudited Consolidated financial statements required by Section 6.01(a) of the Credit Agreement for the Fiscal Quarter of Holdings and its Subsidiaries ended as of the above date [(together with reconciliation statements eliminating the financial information pertaining to Unrestricted Subsidiaries)]2, setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Model for the current Fiscal Year in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto. Such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Holdings and its Subsidiaries on a Consolidated basis in accordance with GAAP as at such date and for such period, subject to changes resulting from audit and normal year-end audit adjustments. The undersigned has reviewed and is generally familiar with the terms of the 2. Credit Agreement and has made, or has caused to be made under his/her supervision, a review of the transactions and financial condition of Holdings and its Subsidiaries during the accounting period covered by the attached financial statements. A review of the activities of Holdings and its Subsidiaries during such fiscal 3. period has been made under the supervision of the undersigned and [select one:] [to the best knowledge of the undersigned, no Default or Event of Default has occurred and is continuing.] --or-- [the following is a list of each Default or Event of Default that has occurred and is continuing and its nature and status:] The information and calculations of the Total Leverage Ratio[, the] [and the] 4. Senior Secured Leverage Ratio [and Consolidated Excess Cash Flow]3 set forth on Schedule 2 attached hereto are true and accurate in all material respects. 2 Insert if applicable 3 Include with year-end audited Consolidated financial statements required by Section 6.01(b) of the Credit Agreement. 9483732

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date first set forth above. ALTISOURCE SOLUTIONS S.À R.L. By: Name: Title: 9483732

For the Quarter/Year ended ___________________ (“Statement Date”) SCHEDULE 1 to the Compliance Certificate 9483732

For the Quarter/Year ended ___________________ SCHEDULE 2 to the Compliance Certificate ($ in 000s) Consolidated Adjusted EBITDA for four consecutive fiscal quarters ending on, or most recently preceding, the Statement Date (“Measurement Period”):4 Consolidated Net Income (“Consolidated Adjusted EBITDA” – clause A. (i)): $ Permitted add backs (without duplication and in each case only to the B. extent deducted in determining Consolidated Net Income): Consolidated Interest Expense (“Consolidated Adjusted EBITDA” – 1. clause (i)(a)): $ Provisions for taxes based on income (“Consolidated Adjusted 2. EBITDA” – clause (i)(b)): $ Total depreciation expense (“Consolidated Adjusted EBITDA” – 3. clause (i)(c)) $ Total amortization expense (“Consolidated Adjusted EBITDA” – 4. clause (i)(d)): $ Other non-cash charges reducing Consolidated Net Income 5. (including, without limitation, any non-cash losses recorded on the repurchase or extinguishment of debt) (“Consolidated Adjusted EBITDA” – clause (i)(e)): $ Any extraordinary non-cash charges or losses determined in 6. accordance with GAAP (“Consolidated Adjusted EBITDA” – clause (i)(f)): $ Any aggregate net loss on or of Permitted Spin-Offs or on the sale, 7. lease, transfer or other disposition of property outside the ordinary course of business or the discontinuance of any operations or business line (“Consolidated Adjusted EBITDA” – clause (i)(g)): $ 4 Consolidated Adjusted EBITDA is computed for the four quarters comprising the applicable Measurement Period treated as if they were a single accounting period and calculated after giving effect to the adjustments set forth in Section 7.07 of the Credit Agreement . 9483732

Any restructuring charges relating to head count reduction and the 8. closure of facilities attributable to Permitted Acquisitions incurred during the 12 months preceding the last day of the Measurement Period; provided that (1) such charges are factually supportable and have been realized, (2) either (A) the addition of such charges shall not be inconsistent with Regulation G and Article 11 of Regulation S-X promulgated under the Securities Act and the Exchange Act and as interpreted by the staff of the SEC or (B) if such charges do not meet the requirements of the preceding clause (A), then the addition of such charges, when aggregated with the add-back pursuant to Line B.9 below, shall not exceed 7.5% of Consolidated Adjusted EBITDA (without giving effect to any adjustments pursuant to this Line B.8 and Line B.9 below) in the Measurement Period and (3) the Borrower shall provide the Administrative Agent with a reasonably detailed list of such charges together with this Compliance Certificate being delivered for the Measurement Period (“Consolidated Adjusted EBITDA” – clause (i)(h)): $ Any synergies, operating expense reductions or other cost savings 9. attributable to Permitted Acquisitions; provided that (1) such cost savings are factually supportable and are reasonably expected to be realized within 12 months following such Permitted Acquisition, (2) either (A) the addition of such synergies, operating expense reductions or other cost savings shall not be inconsistent with Regulation G and Article 11 of Regulation S-X promulgated under the Securities Act and the Exchange Act and as interpreted by the staff of the SEC or (B) if such synergies, operating expense reductions or such other cost savings do not meet the requirements of the preceding clause (A), then the addition of such synergies, operating expense reductions or other cost savings, when aggregated with the addition of charges pursuant to Line B.8 above, shall not exceed 7.5% of Consolidated Adjusted EBITDA (without giving effect to any adjustments pursuant to this Line B.9 and Line B.8 above) in the Measurement Period and (3) the Borrower shall provide the Administrative Agent with a reasonably detailed list of such synergies, operating expense reductions or such other cost savings together with this Compliance Certificate being delivered for the Measurement Period (“Consolidated Adjusted EBITDA” – clause (i)(i)): $ 9483732

Costs, fees and expenses incurred in connection with the Spinoff, the 10. Transactions, the First Amendment (including without limitation the incurrence of First Amendment Incremental Term Loans on the First Amendment Effective Date and the use of proceeds thereof and the payment of fees and expenses in connection therewith), the Second Amendment (including without limitation the incurrence of Refinancing Debt on the Second Amendment Effective Date and the use of proceeds thereof and the payment of fees and expenses in connection therewith), the Third Amendment (including without limitation the incurrence of Third Amendment Incremental Term Loans on the Third Amendment Effective Date and the use of proceeds thereof and the payment of costs, fees and expenses incurred in connection with the creation of Lux Holdco and compliance with the Loan Documents in connection therewith), the incurrence of a Permitted Revolving Credit Facility, Permitted Acquisitions and Permitted Spin-Offs, Permitted Acquisitions and Permitted Spin-Offs, (“Consolidated Adjusted EBITDA” – clause (i)(j)): $ Non-cash expenses resulting from the grant or periodic 11. remeasurements of stock options or other equity-related incentives (including, any non-cash expenses related to any stock option or other equity-related incentives resulting from the acceleration of vesting in the event of a change of control) to any director, officer, employee, former employee or consultant of any Loan Party (“Consolidated Adjusted EBITDA” – clause (i)(k)): $ Impairment or write-off of goodwill and other intangible assets 12. (“Consolidated Adjusted EBITDA” – clause (i)(l)): $ Total Permitted add backs (sum of Lines B.1 through B.12): 13. $ Deductions (without duplication and in each case only to the extent C. increasing Consolidated Net Income): Any other non-cash gains for the Measurement Period 1. (“Consolidated Adjusted EBITDA” – clause (ii)(a)): $ Any extraordinary non-cash gains determined in accordance with 2. GAAP (“Consolidated Adjusted EBITDA” – clause (ii)(b)): $ Any non-cash gain recorded on the repurchase or extinguishment of 3. debt (“Consolidated Adjusted EBITDA” – clause (ii)(c)): $ Total Deductions (sum of Lines C.1 through C.3): 4. $ Consolidated Adjusted EBITDA (Line A plus Line B.13 minus Line C.4): D. $ Total Leverage Ratio:5 Consolidated Total Debt (“Total Leverage Ratio” – clause (i)): A. 5 Include for: (i) Permitted Acquisitions (clause (iv) of the definition of “Permitted Acquisition” in the Credit Agreement); (ii) Permitted Spin-Offs (definition of “Permitted Spin-Off” in the Credit Agreement); (iii) designation of one or more Unrestricted Subsidiaries (clause (i)(z) of the penultimate proviso of the definition of “Unrestricted Subsidiary” in the Credit Agreement); (iv) incurrence of Junior Indebtedness (Section 7.01(m) of the Credit Agreement); (v) making of Restricted Junior Payments (Section 7.04(ii) of the Credit Agreement); (vi) making Investments using the Available Amount (Section 7.06(i) of the Credit Agreement); and (vii) loans and advances to Ocwen to finance certain acquisitions by Ocwen (Section 7.06(m) of the Credit Agreement) 9483732

Aggregate stated balance sheet amount of all Indebtedness of 1. Holdings and the Restricted Subsidiaries (or, if higher, the par value or stated face amount of all such Indebtedness) determined on a Consolidated basis in accordance with GAAP; provided that such amount shall not include Indebtedness in respect of any letter of credit, except to the extent of unreimbursed obligations in respect of drawn letters of credit (provided that any unreimbursed amount under commercial letters of credit shall be included in this calculation only upon the passage of three (3) Business Days after such amount is drawn (it being understood that any borrowing, whether automatic or otherwise, to fund such reimbursement shall be counted)): $ Cash and Cash Equivalents not subject to any Lien other than any 2. Lien in favor of the Collateral Agent securing Obligations $ Consolidated Total Debt (Line A.1 minus Line A.2): 3. $ Consolidated Adjusted EBITDA (Line D of “Consolidated Adjusted B. EBITDA” above): $ Total Leverage Ratio (Line A.3 divided by Line B): C. $ Senior Secured Leverage Ratio:6 Consolidated Senior Secured Debt (“Senior Secured Leverage Ratio” – A. clause (i)): Consolidated Total Debt (Line A.3 of “Total Leverage Ratio” above) 1. only to the extent it is secured by a Lien on the assets of Holdings or any Restricted Subsidiary $ Consolidated Adjusted EBITDA (Line D of “Consolidated Adjusted B. EBITDA” above): Senior Secured Leverage Ratio (Line A.1 divided by Line B): C. $ Section 2.08(b)(iv) – Consolidated Excess Cash Flow for Measurement Period:7 Consolidated Net Income (“Consolidated Excess Cash Flow” – clause A. (i)(a)): $ To the extent reducing Consolidated Net Income, non-cash charges, B. including for depreciation and amortization (excluding any such non-cash charge to the extent it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period) (“Consolidated Excess Cash Flow” – clause (i)(b)): $ 6 Include for: (i) determining ECF Percentage (Section 2.08(b)(iv) of the Credit Agreement); (ii) incurrence of Incremental Loans (Section 2.12(c)(iv) of the Credit Agreement); and (iii) incurrence of Permitted Revolving Credit Facility (definition of “Permitted Revolving Credit Facility” in the Credit Agreement);. 7 Include with year-end audited Consolidated financial statements required by Section 6.01(b) of the Credit Agreement. 9483732

Consolidated Working Capital Adjustment (“Consolidated Excess Cash C. Flow” – clause (i)(c)): Consolidated Working Capital on first day of Measurement Period: 1. Consolidated Working Capital Assets on the first day of a. Measurement Period: $ Consolidated Working Capital Liabilities on the first day of b. Measurement Period: $ Consolidated Working Capital on the first day of Measurement c. Period (Line C.1.a minus Line C.1.b): $ Consolidated Working Capital on last day of Measurement Period: 2. Consolidated Working Capital Assets on the last day of a. Measurement Period:8 $ Consolidated Working Capital Liabilities on the last day of b. Measurement Period:9 $ Consolidated Working Capital on the last day of Measurement c. Period (Line C.2.a minus Line C.2.b): $ Consolidated Working Capital Adjustment (amount by which Line 3. C.1.c exceeds (or is less than) Line C.2.c): $ Deductions from Consolidated Excess Cash Flow: the aggregate amount D. of (“Consolidated Excess Cash Flow” – clause (ii)): Scheduled and other mandatory repayments, without duplication, of 1. Indebtedness for borrowed money (excluding repayments of any revolving credit facility that are not included in Consolidated Working Capital Liabilities except to the extent the commitments with respect thereto are permanently reduced in connection with such repayments) and scheduled repayments of obligations under Capital Leases (excluding any interest expense portion thereof) (“Consolidated Excess Cash Flow” – clause (ii)((a))(1)): $ Consolidated Capital Expenditures (other than Consolidated Capital 2. Expenditures that are financed with the proceeds of any issuance or incurrence of Indebtedness or any capital contributions or net cash proceeds of equity issuances received or made by Holdings, Lux Holdco or the Borrower) (“Consolidated Excess Cash Flow” – clause (ii)(a)(2)): $ 8 Exclude (a) the effect of reclassification during the Measurement Period of assets included in Consolidated Working Capital Assets and (b) the effect of any Permitted Acquisition during the Measurement Period (except to the extent that the amount (which may be a negative number) by which the Consolidated Working Capital acquired in such Permitted Acquisition as at the time of such acquisition exceeds (or is less than) Consolidated Working Capital with respect to such Permitted Acquisition at the end of such period). 9 Exclude (a) the effect of reclassification during the Measurement Period of liabilities included in Consolidated Working Capital Liabilities and (b) the effect of any Permitted Acquisition during the Measurement Period (except to the extent that the amount (which may be a negative number) by which the Consolidated Working Capital acquired in such Permitted Acquisition as at the time of such acquisition exceeds (or is less than) Consolidated Working Capital with respect to such Permitted Acquisition at the end of such period). 9483732

Acquisition Consideration and all consideration paid in connection 3. with Permitted Acquisitions and other Investments permitted to be made under Section 7.06 of the Credit Agreement (other than (x) the transactions referred to in the proviso to the second sentence of Section 6.12 of the Credit Agreement consummated prior to the First Amendment Effective Date, (y) the Permitted ResCap Transaction and (z) other Permitted Acquisitions or other Investments that are, in the case of this clause (z), financed with the Available Amount or with the proceeds of any issuance or incurrence of Indebtedness or any capital contributions or net cash proceeds of equity issuances received or made by Holdings, Lux Holdco or the Borrower (other than, for the avoidance of doubt, the Permitted Lux Contribution), without duplication) (“Consolidated Excess Cash Flow” – clause (ii)(a)(3)): Other non cash gains increasing Consolidated Net Income for the 4. Measurement Period (excluding any such non cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period) (“Consolidated Excess Cash Flow” – clause (ii)(b)): $ Total Deductions (sum of Lines D.1, D.2, D.3 and D.4): 5. $ Consolidated Excess Cash Flow ((sum, without duplication, of Lines A, B E. and C.3) minus Line D.5)10: $ ECF Percentage (50% if the Senior Secured Leverage Ratio is greater F. than 3.50 to 1.00 for the Fiscal Year; 25% if the Senior Secured Leverage Ratio is 3.50 to 1.00 or less but greater than 2.75 to 1.00 for the Fiscal Year; 0% if the Senior Secured Leverage Ratio is equal to or less than 2.75 to 1.00 for the Fiscal Year): % Amount after application of ECF Percentage (product of Line E and F): G. $ Aggregate amount of voluntary prepayments made during the H. Measurement Period or after the end of the Measurement Period and prior to the time of prepayment (and, for the Fiscal Year ending on December 31, 2013, after the initial Borrowing Date and prior to the beginning of such Fiscal Year) (Section 2.08(b)(iv)(ii)) $ Amount to be Prepaid (Line G minus Line H) I. $ 10 Must be greater than zero. 9483732

Exhibit C FORM OF ACKNOWLEDGEMENT AND AGREEMENT Each Loan Party listed below hereby acknowledges that it has reviewed the Amendment No. 3 to Credit Agreement dated as of August 1, 2014 to which this Acknowledgement and Agreement is attached as an exhibit (the “Third Amendment”) and hereby consents to the execution, delivery and performance thereof by the Borrower. Each Loan Party hereby confirms its obligation under each Loan Document to which it is a party and agrees that, after giving effect to the Third Amendment, neither the modification of the Credit Agreement or any other Loan Document effected pursuant to the Third Amendment, nor the execution, delivery, performance or effectiveness of the Third Amendment or any other Loan Document impairs the validity or effectiveness of any Loan Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Loan Document to which it is a party or by which it is otherwise bound. THIS ACKNOWLEDGEMENT AND AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ACKNOWLEDGEMENT AND AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION. [Signature Pages Follow] [Altisource – Third Amendment]

ALTISOURCE FULFILLMENT OPERATIONS, INC. By: Name: Title: ALTISOURCE HOLDINGS, LLC By: Name: Title: ALTISOURCE PORTFOLIO SOLUTIONS, INC. By: Name: Title: ALTISOURCE SINGLE FAMILY, INC. By: Name: Title: ALTISOURCE SOLUTIONS, INC. By: Name: Title: [Altisource - Third Amendment]

ALTISOURCE US DATA, INC. By: Name: Title: BELTLINE ROAD INSURANCE AGENCY, INC. By: Name: Title: EQUATOR, LLC By: Name: Title: NATIONWIDE CREDIT, INC. By: Name: Title: PORTFOLIO MANAGEMENT OUTSOURCING SOLUTIONS, LLC By: Name: Title: POWER DEFAULT SERVICES, INC. By: Name: Title: [Altisource - Third Amendment]

PREMIUM TITLE AGENCY, INC. By: Name: Title: PREMIUM TITLE OF CALIFORNIA, INC. By: Name: Title: PREMIUM TITLE SERVICES, INC. By: Name: Title: PTS - TEXAS TITLE, INC. By: Name: Title: REALHOME SERVICES AND SOLUTIONS, INC. By: Name: Title: SPRINGHOUSE, LLC By: Name: Title: [Altisource - Third Amendment]

THE MORTGAGE PARTNERSHIP OF AMERICA, L.L.C. By: Name: Title: WESTERN PROGRESSIVE TRUSTEE, LLC By: Name: Title: [Altisource - Third Amendment]

ANNEX I INCREMENTAL TERM LOANS Incremental Term Lender Amount Bank of America, N.A. $200,000,000 Total: $200,000,000